Exhibit 10.1

Execution

AMENDED AND RESTATED MASTER LEASE AGREEMENT

By and Between

The entities set forth on Exhibit B-2

(Landlord)

and

CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation, CBOCS WEST, INC., a Nevada corporation, CBOCS TEXAS, LLC, a Tennessee limited liability company, and CBOCS PROPERTIES, INC., a Michigan corporation

(Tenant)

i

AMENDED AND RESTATED MASTER LEASE AGREEMENT

THIS AMENDED AND RESTATED MASTER LEASE AGREEMENT (this “Lease”) is entered into as of the 4 th day of August, 2020 (the “Effective Date”), by and between the entities set forth on Exhibit B-2, each a Delaware limited liability company (collectively, “Landlord”), and CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation, CBOCS WEST, INC., a Nevada corporation, CBOCS TEXAS, LLC, a Tennessee limited liability company, and CBOCS PROPERTIES, INC., a Michigan corporation (collectively, “Tenant”).

RECITALS

A.

CB Portfolio Owner LLC, CBFRPA001 LLC, CBHBPA001 LLC, CBHAPA001 LLC, CBJCTN001 LLC, CBPFTN001 LLC, CBMOTN001 LLC and CBCLTN001 LLC, each a Delaware limited liability company (collectively, “Original Landlord”) and Tenant entered into that certain Master Lease Agreement, dated as of July 29, 2020 (the “Original Lease”), pursuant to which Original Landlord leased to Tenant certain real property more particularly described therein (the “Original Premises”).

B.

Pursuant to that certain Agreement for Purchase and Sale of Real Property (as amended), dated as of May 28, 2020, by and among CB Portfolio Owner LLC, a Delaware limited liability company, with respect to the Property located in Pennsylvania CBNSPA001 LLC, a Delaware limited liability company and with respect to the Property locations in Tennessee CBPFTN001 LLC, a Delaware limited liability company, CBCOTN001 LLC a Delaware limited liability company, CBCRTN001 LLC, a Delaware limited liability company, CBMUTN001 LLC, a Delaware limited liability company, CBSMTN001 LLC, a Delaware limited liability company, CBJATN001 LLC, a Delaware limited liability company, CBCOTN002 LLC a Delaware limited liability company, CBLATN001 LLC, a Delaware limited liability company, and CBLCTN001 LLC a Delaware limited liability company (collectively, “SLB Buyer”), as buyer, and CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation and CBOCS Texas, LLC, a Tennessee limited liability company (collectively, “SLB Seller”), as seller, SLB Buyer purchased a portion of the Premises (the “Additional Premises”) from SLB Seller.

C.

Landlord and Tenant desire to enter into this Amended and Restated Master Lease Agreement to amend and restate the Original Lease to add SLB Buyer as additional Landlord entities and to add the Additional Premises as Premises to Original Lease as more particularly set forth herein.

NOW THEREFORE, in consideration of the mutual promises, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the Original Lease is hereby amended and restated in its entirety as follows:

1.	BASIC TERMS.

A.	“Base Rent”: Base Rent shall be paid in accordance with and in the amounts set forth on Exhibit A attached hereto and made a part hereof, subject to increases as set forth herein.

B.	“Building”: The building or buildings located on the Property in the approximate square footages set forth on Exhibit B-1 attached hereto and made a part hereof.

C.	“Commencement Date”: July 29, 2020 with respect to the Original Premises and the date hereof with respect to the Premises other than the Original Premises.

D.	“Expiration Date”: July 31, 2040, subject to extension pursuant to the terms hereof.

E.

“Option to Renew”: Ten (10) additional periods of five (5) years each under the terms and conditions set forth in Section 37 of this Lease; provided that the terms and Base Rents for such terms shall be either “Fixed Renewal Terms” or “FMV Renewal Terms” as set forth on Schedule 1(E) and in accordance with Section 37.

F.	“Premises”: Collectively, the Building and the Property.

G.	“Property”: Those certain tracts or parcels of land, more particularly described on Exhibit B-1 attached hereto and made a part hereof.

H.

“Term”: A period of twenty (20) years (plus the number of days, if any, to have this Lease expire on the last day of a calendar month), commencing on the Commencement Date and expiring on the Expiration Date, unless extended or sooner terminated as hereinafter provided.

2.	DEFINITIONS AND BASE PROVISIONS.

For purposes of this Lease, the following terms shall have the meanings indicated below:

A.

“ADA”: The Americans with Disabilities Act of 1990, 42 U.S.C. §§ 12101 et seq., as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes.

B.	“Additional Premises” has the meaning ascribed to it in the recitals.

C.

“Affiliate”: With respect to Landlord or Tenant, shall mean a person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such person or entity. The term “control” as used in the immediately preceding sentence, means, with respect to an entity that is a corporation, limited liability company, partnership or other entity, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the ownership interests of the entity.

D.	“Allocated Base Rent” means, with respect to any Site, the dollar amount allocated to such Site on Exhibit B-2 attached hereto.

E.	“Alterations”: Defined in Section 13.A hereof.

F.

“Anti-Money Laundering Laws”: The BSA and the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (commonly referred to as the USA Patriot Act), P.L. 107-56, as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes.

G.

“Applicable Rent Reduction Percentage” means, with respect to any Site, a fraction, the numerator of which shall be the dollar amount allocated to such Site on Exhibit B-2 attached hereto, and the denominator of which shall be the total dollar amount allocated to all Sites on Exhibit B-2 attached hereto that are then subject to this Lease.

H.

“Architect” shall mean an architect selected by Tenant to complete any applicable Tenant’s Work, who, with respect to any Tenant Work that requires Landlord’s consent hereunder, is reasonably acceptable to Landlord.

I.	“Base Rent”: Defined in Section 1.A hereof.

J.

“BSA”: The Bank Secrecy Act (otherwise known as the Currency and Foreign Transactions Reporting Act), 31. U.S.C. §§ 310 et seq., as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes.

K.	“Building”: Defined in Section 1.B hereof.

L.	“Commencement Date”: Defined in Section 1.C hereof.

M.	“Comparable Buildings”: Buildings in the market in which the applicable Building is located that are comparable in size, design, use, age, location, class and quality to such Building.

N.

“Control” shall mean with respect to an entity that is a corporation, limited liability company, partnership or other entity, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the ownership interests of the entity.

O.	“Default Rate”: The lesser of (i) the Prime Rate plus seven percent (7%) per annum, compounding monthly, or (ii) the highest rate allowed by applicable Law.

P.

“Encumbrance”: Any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, lease, sublease, attachment, conditional sales agreement, encumbrance, preemptive right, right of first refusal, right of first offer, covenant, condition, restriction, reciprocal easement agreement, declaration or other right of third parties, whether voluntarily incurred or arising by operation of Law, and includes any agreement to give or enter into any of the foregoing.

Q.

“Environmental Laws”: Each and every Law pertaining to environmental, health or safety matters or Hazardous Materials applicable to or which otherwise pertains to or affects the Premises or the use, ownership, occupancy or operation of the Premises or any portion thereof, and as the same have been or may be amended, modified or supplemented from time to time, including but not limited to the (1) Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), (2) Hazardous Substances Transportation Act (49 U.S.C. §1802 et seq.), (3) Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of 1984, (4) Water Pollution Control Act (33 U.S.C. §1251 et seq.), (5) Safe Drinking Water Act (42 U.S.C. §300f et seq.), (6) Clean Water Act (33 U.S.C. §1321 et seq.), (7) Clean Air Act (42 U.S.C. §7401 et seq.), (8) Solid Waste Disposal Act (42 U.S.C. §6901 et seq.), (9) Toxic Substances Control Act (15 U.S.C. §2601 et seq.), (10) Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. §11001 et seq.), (11) Radon Gas and Indoor Air Quality Research Act of 1986 (42 U.S.C. §7401 et seq.), (12) National Environmental Policy Act (42 U.S.C. §4321 et seq.), (13) Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. §9601 et seq.), (14) Occupational Safety and Health Act (29 U.S.C. §651 et seq.), (15) Refuse Act of 1999 (33 U.S.C. § 407 et seq.), (16) Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), (17) Marine Protection, Research and Sanctuaries Act (33 U.S.C. § 1401 et seq.), (18) Noise Control Act (42 U.S.C. § 4902 et seq.), (19) Atomic Energy Act (42 U.S.C. § 2011 et seq.) and (20) Nuclear Waste Policy Act of 1982 (42 U.S.C. § 10101 et seq.), and any similar state or local Laws and any and all rules and regulations in effect under such Laws.

R.	“Event of Default”: Defined in Section 23 hereof.

S.	“Expiration Date”: Defined in Section 1.D hereof.

T.

“Final Completion” shall mean with respect to any Tenant’s Work (a) the completion of construction of such Tenant’s Work, including all “punch list” items, in accordance with the applicable Plans as certified by the applicable General Contractor, and (b) all permits and licenses required for the legal occupancy of such Tenant’s Work, if any, have been obtained.

U.	“Final Completion Date” shall mean the date that Final Completion of the applicable Tenant’s Work occurs.

V.

“Force Majeure Delays” means any delay in the performance of Tenant’s obligations hereunder resulting from the following so long as Tenant delivers written notice to Landlord within two (2) Business Days of discovery of such Force Majeure Delay: (a) strikes, lockouts, labor disputes, (b) acts of God, (c) epidemics or pandemics, (d) enemy or hostile governmental action, civil commotion, insurrection or revolution, (e) acts of terrorists, and (f) unavoidable casualty; provided, however, in no event shall Force Majeure Delays extend the deadline for performance by Tenant for more than sixty (60) days in the aggregate.

W.

“General Construction Contract” shall mean with respect to any Tenant’s Work, the applicable construction contract by and between the applicable General Contractor and Tenant, and, with respect to any such construction contract entered into in connection with Tenant Work that requires Landlord’s consent hereunder, is approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

X.

“General Contractor” shall mean, with respect to any Tenant’s Work, a licensed contractor selected by Tenant to complete such Tenant’s Work, who, with respect to any Tenant Work that requires Landlord’s consent hereunder, is reasonably acceptable to Landlord.

Y.

“Hazardous Materials”: shall mean (a) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant as defined in Environmental Laws; (b) radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radiation, mold or other microbial matter, odors, noise, per- and poly-fluoroalkyl substances, or any petroleum product or additive; (c) any substance, gas, material or chemical which is now or hereafter defined as or included in the definition of “hazardous substances,” “toxic substances,” “hazardous materials,” “hazardous wastes,” “regulated substances” or words of similar import under any Environmental Laws; and (d) any other chemical, material, gas or substance, the exposure to or release of which is or may be prohibited, limited or regulated by Environmental Laws, or any chemical, material, gas or substance that does or is reasonably likely to pose a hazard to human health or safety or to the environment.

Z.	“Jobel” has the meaning ascribed to it in the Recitals.

AA.	“Jobel Premises” has the meaning ascribed to it in the Recitals.

BB.	“Indemnified Party” shall mean, with respect to any indemnification obligation contained in this Lease, the individual or entity so indemnified by the indemnifying party.

CC.

“Landlord Indemnified Parties”: Landlord and Landlord Mortgagee, and each of their respective successors and assigns, and their respective members, managers, partners, shareholders, officers, directors, agents, and representatives.

DD.	“Landlord”: Defined in the Preamble hereto.

EE.	“Landlord Claim”: Defined in Section 20.A hereof.

FF.	“Landlord Mortgage”: Defined in Section 25.B hereof.

GG.	“Landlord Mortgagee”: Defined in Section 25.B hereof.

HH.	“Landlord Notice Address”:

c/o Oak Street Real Estate Capital, LLC

125 S. Wacker Drive, Suite 1220

Chicago, Illinois 60606

Attention: James Hennessey

E-mail: hennessey@oakstreetrec.com

With a copy to

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention: David A. Rosenberg

E-mail: david.rosenberg@kirkland.com

II.	“Landlord’s Representatives”: Landlord’s agents, attorneys, representatives, members, directors, officers and employees.

JJ.	“Late Charge”: Defined in Section 5.C hereof.

KK.

“Law”: All applicable statutes, ordinances, rules, regulations, codes, orders, requirements, directives, binding written interpretations and binding written policies, common law, rulings, and decrees of all local, municipal, state and federal governments, departments, agencies, commissions, boards or political subdivisions.

LL.

“OFAC Laws and Regulations”: All Laws administered by the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury, codified at 31 C.F.R. Part 500 (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order

(including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action regarding persons or entities with whom U.S. persons or entities are restricted from doing business (including persons or entities who have violated the U.S. Foreign Corrupt Practices Act 15 U.S.C. §§78dd-1, 78dd-2 and 78dd-3), as same may be amended from time to time.

MM.	“Option to Renew”: Defined in Section 1.E hereof.

NN.	“Original Landlord” has the meaning ascribed to it in the recitals.

OO.	“Original Lease” has the meaning ascribed to it in the recitals.

PP.	“Original Premises” has the meaning ascribed to it in the recitals.

QQ.

“Permitted Encumbrances”: Any and all Encumbrances (i) affecting any portion of the Premises as of the Commencement Date, including, but not limited to, those Encumbrances shown on Landlord’s title policy obtained on the applicable Commencement Date with respect to such portion of the Premises, (ii) consisting of any and all leases, subleases, licenses and other occupancy agreements in place with respect to the Premises as of the applicable Commencement Date with respect to such portion of the Premises (collectively, the “Existing Leases”), (iii) consisting of current taxes and assessments with respect to the Premises, not yet due or payable, (iv) arising or created by municipal and zoning ordinances and (v) arising after the Commencement Date that are approved in writing by Landlord in its sole and absolute discretion.

RR.

“Personal Property”: All personal property on the Premises, which shall include, without limitation, all business machinery and equipment, including, but not limited to, specialized equipment unique to the nature of Tenant’s business, business records, furniture, furnishings, communications equipment, office equipment, computer equipment, computer software, computer tapes, computer program tapes, computer program disks, computer program documentation and manuals, computer program codes, customer accounts, customer lists, customer information, inventory and proprietary information which may belong to Tenant or be in the possession of Tenant, which is located or used upon, in or about the Premises during the Term, or any renewal or extension thereof.

SS.

“Plans” shall mean, with respect to any Tenant’s Work, the plans and specifications prepared by the Architect and if such Tenant’s Work requires Landlord approval as approved by Landlord, which shall not be unreasonably withheld, conditioned or delayed.

TT.	“Premises”: Defined in Section 1.F hereof.

UU.

“Prime Rate”: The interest rate per annum as published, from time to time, in The Wall Street Journal as the “Prime Rate” in its column entitled “Money Rate”. The Prime Rate may not be the lowest rate of interest charged by any “large U.S. money center commercial banks” and Landlord makes no representations or warranties to that effect. In the event The Wall Street Journal ceases publication or ceases to publish the “Prime Rate” as described above, the Prime Rate shall be the average per annum discount rate (the “Discount Rate”) on ninety-one (91) day bills (“Treasury Bills”) issued from time to time by the United States Treasury at its most recent auction, plus three hundred (300) basis points. If no such 91-day Treasury Bills are then being issued, the Discount Rate shall be the discount rate on Treasury Bills then being issued for the period of time closest to ninety-one (91) days.

VV.	“Prohibited Persons”: Defined in Section 16.B hereof.

WW.	“Property”: Defined in Section 1.G hereof.

XX.	“Purchase Agreement”: Defined in Recital B hereto.

YY.	“Real Estate Taxes”: Defined in Section 7.A hereof.

ZZ.

“Release”: Any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, migrating, presence of, exposure to or disposing into the environment of any Hazardous Materials, including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Materials.

AAA.	“Renewal Amendment”: Defined in Section 37.E hereof.

BBB.	“Renewal Notice”: Defined in Section 37.A.1 hereof.

CCC.	“Renewal Option”: Defined in Section 37.A hereof.

DDD.	“Renewal Term”: Defined in Section 37.A hereof.

EEE.	“Rent”: Defined in Section 5.B hereof.

FFF.	“Repossessed Premises”: Defined in Section 24.C hereof.

GGG.	“Security Deposit” Defined in Section 5.E hereof.

HHH.	“Seller”: Defined in the Recitals hereto.

III.	“Site” or “Sites” means the Building and the Property with respect to any one or more, as the context requires, of the locations described in Exhibit B-1.

JJJ.	“SLB Buyer” has the meaning ascribed to it in the recitals.

KKK.	“SLB Seller” has the meaning ascribed to it in the recitals.

LLL.	“SNDA”: Defined in Section 25.A hereof.

MMM.	“Substitute Tenant”: Defined in Section 24.C hereof.

NNN.	“Taxes”: Defined in Section 7.D hereof.

OOO.	“Tenant”: Defined in the Preamble hereto.

PPP.	“Tenant Notice Address”:

Cracker Barrel Old Country Store, Inc.

307 Hartmann Drive

Lebanon, TN 37087

Attn: Vice President of Development

With a copy to:

Cracker Barrel Old Country Store, Inc.

307 Hartmann Drive

Lebanon, TN 37087

Attn: General Counsel

With a copy to:

Rebekah Fisher and Associates, PLLC

414 Bridge Street

Franklin, TN 37064

Attn: Rebekah Fisher, Esq.

QQQ.	“Tenant’s Personal Property”: Defined in Section 12 hereof.

RRR.	“Tenant’s Representatives”: Tenant’s agents, attorneys, representatives, directors, officers and employees and any mortgagee of Tenant’s interest in this Lease or in the Premises.

SSS.	“Tenant’s Work”: Defined in Exhibit C hereof.

TTT.	“Term”: Defined in Section 1.H hereof.

UUU.	“Transfer”: Defined in Section 21.B hereof.

VVV.	“U.S. Publicly-Traded Entity”: Defined in Section 16.A hereof.

WWW.	“US Realty” has the meaning ascribed to it in the Recitals.

XXX.	“US Realty Premises” has the meaning ascribed to it in the Recitals.

YYY.	“Utility Charges”: Defined in Section 9.A hereof.

3.	GRANTING CLAUSE.

A.

Landlord, in consideration of the covenants and agreements to be performed by Tenant, and upon the terms and conditions contained in this Lease, does hereby lease, demise, let and deliver to Tenant, and Tenant, in consideration of the covenants and agreements to be performed by Landlord and upon the terms and conditions contained in this Lease, does hereby lease from Landlord, the Premises, to have and to hold for the Term. Tenant acknowledges receipt and delivery of complete and exclusive possession of the Premises, subject to the Permitted Encumbrances. Tenant acknowledges and confirms that for a substantial period prior to and up to and including the execution of this Lease, Seller has been in continuous ownership (except with respect to the Jobel Premises and the US Realty Premises where Seller has most recently held leasehold title) and possession of the Premises, and, accordingly, Tenant is fully familiar therewith, and Tenant has examined and otherwise has knowledge of the condition of the Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory for its purposes hereunder. Regardless, however, of any knowledge, examination or inspection made by Tenant and whether or not any patent or latent defect or condition was revealed or discovered thereby, Tenant is leasing the Premises “as is,” “where is” and “with all faults” in its present condition. Tenant hereby irrevocably, unconditionally and absolutely waives and relinquishes any claim or action against Landlord whatsoever in respect of the condition of the Premises as of the Commencement Date, including any patent or latent defects or adverse conditions not discovered or discoverable or otherwise known or unknown by Tenant as of the Commencement Date.

LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN FACT OR IN LAW, IN RESPECT OF THE PREMISES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS MATERIALS, IT BEING AGREED THAT ALL SUCH RISKS, KNOWN AND UNKNOWN, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY TENANT, INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL CONDITION OF THE PREMISES, ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS RELATED TO THE PREMISES. EXCLUDING, HOWEVER, ANY SUCH CONDITION. REMEDIATION OR NEED FOR COMPLIANCE THAT ARISES FROM OR IS CAUSED

BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD AND/OR ANY LANDLORD INDEMNIFIED PARTIES OR ANY LANDLORD REPRESENTATIVE OR ARISES FROM OR AS A RESULT OF ANY CONDITION FIRST EXISTING OR ANY ACT OR OMISSION FIRST OCCURRING ON OR AFTER THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

Without limiting the foregoing, Tenant realizes and acknowledges that factual matters existing as of the Commencement Date now unknown to it may have given or may hereafter give rise to losses, damages, liabilities, costs and expenses that are presently unknown, unanticipated and unsuspected, and Tenant further agrees that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Tenant nevertheless hereby intends to release, discharge and acquit Landlord and Landlord Mortgagee, and each of their respective successors and assigns, and their respective members, managers, partners, shareholders, officers, directors, agents, and representatives, from any and all such unknown losses, damages, liabilities, costs and expenses.

B.

Landlord and Tenant covenant and agree that, except to the extent otherwise required by applicable Law: (i) each will treat this Lease in accordance with U.S. generally accepted accounting principles, consistently applied, and as a true lease for state law reporting purposes and for federal, state and/or local income tax purposes; and (ii) each party will not, nor will it permit any Affiliate to, at any time, take any action or fail to take any action with respect to the preparation or filing of any statement or disclosure to any governmental authority, including without limitation, any income tax return (including an amended income tax return), to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 3.B. Should either party receive notice from a taxing authority regarding a dispute over the tax treatment contemplated herein, such receiving party should provide prompt written notice to the other party.

C.

Tenant acknowledges that fee simple title (both legal and equitable) to the Premises is vested in Landlord and that Tenant has only the leasehold right of possession and use of the Premises as provided herein.

4.	USE.

A.

Tenant may use the Premises as a restaurant, gift shop and ancillary uses associated therewith, or any other lawful retail use that does not adversely impair the value of the Premises and in all cases subject to and in compliance with all Laws and Permitted Encumbrances. Tenant shall use the Premises only as provided by and in accordance with all Permitted Encumbrances, subject to Landlord’s reservation of rights herein. Tenant shall not use or occupy the Premises, or any part thereof, nor permit or allow the Premises or any part thereof to be used or occupied, for (i) any purpose or in any manner which is in violation of any Law or a violation of the provisions set forth in Section 27 or any other provision of this Lease or (ii) in any manner which violates any certificates of occupancy for the Premises or makes void or voidable any insurance then in force with respect thereto as is required pursuant to Section 15 hereof. Tenant’s occupancy of the Premises will be in material compliance with all Laws and insurance requirements, and as otherwise provided in this Lease. Tenant shall neither suffer nor permit the Premises or any portion thereof to be used, or otherwise act or fail to act, in such a manner as (I) likely to impair Landlord’s title thereto or to any portion thereof, (II) may make possible a claim of adverse use or possession or an implied dedication of the Premises or any material portion of the Premises, or (III) subject the Premises or this Lease to any Encumbrances, other than Permitted Encumbrances. Notwithstanding anything herein to the contrary, Tenant shall not (a) permit any unlawful practice to be carried on or committed in the Premises; (b) make any use of or allow the Premises to be used for any purpose that might invalidate or materially increase the rate of insurance thereof; (c) deface or injure the Premises; (d) overload the floors, walls or ceilings of the Premises; (e) intentionally omitted; (f) commit or suffer any material waste in or about the Premises; (g) use the Premises in any manner that may diminish the value of the Premises in any material respect; or (h) use the Premises for any of the following purposes without the Landlord’s prior consent (which may be granted or withheld in its sole and absolute discretion): (i) bar (provided that Tenant shall be permitted to sell alcoholic beverages, in compliance with all Laws and Permitted Encumbrances, at the Premises in connection with the operation of a restaurant thereon), nightclub, adult bookstore or video shop or other adult entertainment establishment; (ii) incineration or reduction of garbage or any garbage dumps on the Premises provided, however, a trash incinerator or compactor used exclusively for Tenant’s onsite operation for the Premises shall be permitted to the extent the same is customary and appropriate for restaurants similar to the applicable Site and provided that such trash incinerator or compactor is used in compliance with all applicable Laws and Permitted Encumbrances; (iii) mortuary; (iv) fire sale, bankruptcy sale or auction house operation; (v) gas station; (vi) laundry or dry cleaning plant or laundromat; (vii) automobile, truck, trailer or RV repairs on-site; (viii) “flea market”, secondhand, surplus or other “off-price” or deep discount store; (ix) massage parlor; (x) carnival; or (xi) gambling or off-track betting operation.

B.

At all times during the first five (5) years of the Term, (i) Tenant shall occupy the Premises and (ii) Tenant shall operate its business on the Premises in the ordinary course except (A) during periods when the Premises may be untenantable by reason of fire or other casualty or condemnation (provided, however, during all such periods while the Premises are untenantable, Tenant shall strictly comply with the terms and conditions of Section 18 and Section 19 of this Lease), and (B) to the extent prohibited by applicable Law; provided that notwithstanding the foregoing, if Tenant is prohibited by applicable Law from operating its business in the ordinary course, Tenant shall continue to provide delivery and take-out services unless prohibited by Law. Notwithstanding anything contained herein to the contrary, Tenant may temporarily cease operation of business at any of the Sites for a period not to exceed thirty (30) consecutive days; provided, however, Tenant may not cease operations at more than ten (10) of the Sites at any one time and Tenant may only cease operation once with respect to any individual Site within any three-year period during the Term. If Tenant does discontinue operation as permitted by this Section 4, Tenant shall: (i) in the event of a planned Tenant closure, give written notice to Landlord ten (10) business days prior to ceasing operation; if such closure is unplanned or otherwise resulting from an emergency situation, Tenant shall provide written notice to Landlord within two (2) business days following such closure; (ii) provide adequate protection and maintenance of any such Sites during any period of vacancy; (iii) comply with all applicable Laws and otherwise comply with the terms and conditions of this Lease other than the continuous use covenant set forth in this Section 4; and (iv) pay all costs necessary to restore such Sites to their condition on the day operation of the business ceased at such time as such Sites are reopened for Tenant’s business operations or other substituted use approved by Landlord as contemplated herein. Notwithstanding anything herein to the contrary, Tenant shall pay the Rent as provided herein during any period in which Tenant discontinues operation.

C.

Tenant will not enter into any agreements or consent to any transaction or instruments that will create an Encumbrance on the Premises without Landlord’s prior written consent in its sole discretion. Tenant shall be responsible for complying with the terms and conditions of, and paying the costs and expenses under, all Encumbrances on the Premises (other than Landlord’s obligations to pay debt service to any Landlord Mortgagee under any Landlord Mortgage). Tenant shall not, without Landlord’s prior written consent (in Landlord’s sole discretion), apply for or otherwise seek or obtain any zoning changes or variances with respect to the Property. If Landlord desires to seek or obtain any zoning changes or variances with respect to the Property, Tenant shall cooperate in all respects therewith at no material cost to Tenant, at Landlord’s request, provided that such zoning change or variance will not prohibit, materially alter or materially impair Tenant’s use of the Property for its then-current use.

D.	Tenant shall have the right to access and use the Premises twenty-four (24) hours per day, seven (7) days per week.

5.	RENT.

A.

Tenant shall pay Base Rent to Landlord in the manner provided in Section 5.B in equal consecutive monthly installments in advance on or before the 1st day of each calendar month commencing as of the Commencement Date and continuing through the Term. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, Base Rent for such month shall be prorated by multiplying such Base Rent by a fraction, the numerator of which is the number of days of the Term within such calendar month and the denominator of which is the total number of days within such calendar month. Tenant shall pay its first monthly installment of Base Rent, which may be prorated pursuant to this Section 5.A, on the Commencement Date in connection with Landlord’s acquisition of the Premises pursuant to the Purchase Agreement.

B.

For purposes of this Lease, the Base Rent, the Real Estate Taxes, the Utility Charges and any and all other amounts, sums, charges, liabilities and obligations which Tenant assumes or agrees to pay or may become liable for under this Lease at any time and from time to time are sometimes collectively referred to as “Rent”; and, in the event of any failure on the part of Tenant to pay any portion of the Rent, every fine, penalty, interest and cost which may be added for nonpayment or late payment of such items, including, without limitation, all amounts for which Tenant is or may become liable to indemnify Landlord and the Landlord Indemnified Parties under this Lease (including reasonable attorneys’ fees and court costs) shall be deemed to be Rent. All Rent is payable in lawful money of the United States of America and legal tender for the payment of public and private debts without notice, demand, abatement, deduction, or setoff under any circumstances, in accordance with the wire or ACH information as Landlord designates to Tenant in writing from time to time.

C.

Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs and administrative complications not contemplated hereunder, the exact amount and scope of which are presently anticipated to be extremely difficult to ascertain. Accordingly, if any installment of Rent due to Landlord is not paid within five (5) days of the date it is due for any reason, Tenant shall pay Landlord upon demand a late charge equal to the lesser of (i) seven percent (7%) of the delinquent installment of Rent and (ii) the highest amount allowed by applicable Law (each a “Late Charge”). The parties agree that this late charge represents a fair and reasonable estimate of the costs and expenses (including economic losses) that Landlord will incur by reason of late payment by Tenant. The parties further agree that such late charge is Rent and not interest and such assessment does not constitute a lender or borrower/creditor relationship between Landlord and Tenant. In addition, any amount of delinquent Rent (including the amount of any Late Charge) due to Landlord shall accrue interest at the Default Rate from the date on which such Rent was due up to the date that such Rent is paid. The payment of such late charge or such interest shall not constitute waiver of, nor excuse or cure, any default under this Lease, nor prevent Landlord from exercising any other rights and remedies available to Landlord. Without limitation of the foregoing, Tenant shall be responsible for payment of all interest, late charges, and other actual costs and fees imposed by third parties with respect to late payments of Utilities or other third party charges that are the responsibility of Tenant hereunder.

D.

For any non-scheduled payment of Rent hereunder that is payable by Tenant on demand by Landlord, such shall be due ten (10) days following written demand therefor by Landlord, without abatement, deduction, or setoff under any circumstances.

E.

Upon the Commencement Date, Tenant shall deposit with Landlord an amount equal to twenty-four million eight hundred fifty-seven thousand forty-six and 00/100 Dollars ($24,857,046.00) (the “Security Deposit”) to secure Tenant’s obligations under this Lease. Upon the earlier of the fifth (5th) anniversary of the Commencement Date and the termination of this Lease, the Security Deposit shall be returned to Tenant, less (i) any amounts required to repair any damages to the Premises, subject to normal wear and tear; and (ii) any unpaid and outstanding monetary obligations of Tenant under this Lease. Upon a monetary Event of Default and Tenant’s failure to cure same following expiration of the applicable notice and cure period, Landlord may use the Security Deposit to satisfy any such unpaid monetary obligation of Tenant, and Tenant shall, within five (5) Business Days following written notice from Landlord thereof, deposit with Landlord an amount sufficient to replenish the Security Deposit to the same amount as of the Commencement Date; provided, however, if the Security Deposit has been depleted pursuant to the foregoing sentence or Tenant fails to replenish the Security Deposit in accordance with this Lease, then Landlord shall have the right to exercise all of its rights and remedies hereunder with respect to such Event of Default. Tenant shall be permitted to deposit an irrevocable standby letter of credit in form and substance reasonably acceptable to Landlord (“Letter of Credit”) as the Security Deposit. Upon a monetary Event of Default and Tenant’s failure to cure same following expiration of the applicable notice and cure period, Landlord may draw on such Letter of Credit to satisfy any such unpaid monetary obligation of Tenant, and Tenant shall, within five (5) Business Days following written notice from Landlord thereof, deposit with Landlord a replacement Letter of Credit sufficient to replenish the Security Deposit to its original amount; provided, however, if the Letter of Credit has been depleted pursuant to the foregoing sentence or Tenant fails to replenish the Letter of Credit in accordance with this Lease, then Landlord shall have the right to exercise all of its rights and remedies hereunder with respect to such Event of Default. Any Letter of Credit posted by Tenant pursuant to this Lease shall be issued (the following collectively, the “LC Issuer Requirements”): (a) by a commercial bank with a net worth of at least Ten Billion Dollars ($10,000,000,000), (b) that is chartered under the laws of the United States, any State thereof or the District of Columbia, and which is insured by the Federal Deposit Insurance Corporation, (c) whose long-term, unsecured and unsubordinated debt obligations are rated in the highest category by at least two of Fitch Ratings Ltd. (Fitch), Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Ratings Services (S&P) (the “Rating Agencies”) or their respective successors (which shall mean A-from Fitch, A3 from Moody’s and A- from Standard & Poor’s), (d) which has a short term deposit rating in the highest category from at least two Rating Agencies (which shall mean F2 from Fitch, P-2 from Moody’s and A-2 from S&P), and (e) which is not insolvent and is not placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, and for which no trustee, receiver or liquidator is appointed. If at any time following the delivery of the Letter of Credit by Tenant pursuant to this Section 5.E the LC Issuer Requirements are not satisfied, then Tenant shall, no later than ten (10) business days after the earlier of (i) Tenant acquiring knowledge that the LC Issuer Requirements are not satisfied and (ii) receipt of written notice thereof, deliver to Landlord either a replacement Letter of Credit which meets the LC Issuer Requirements or cash in the amount of the Security Deposit. If Tenant fails to deliver a replacement Letter of Credit from an institution that satisfies the LC Issuer Requirements or such cash Security Deposit to Landlord within such ten (10) business day period, Landlord, at its option, upon the delivery of written notice to Tenant may draw upon the Letter of Credit and instruct the Letter of Credit issuer to deliver the full amount of the Letter of Credit to Landlord as a cash Security Deposit. It is Tenant’s responsibility to maintain and renew the Letter of Credit such that it is in effect at all times until the return of the Letter of Credit to Tenant in accordance herewith. Tenant shall renew such Letter of Credit no later than thirty (30) days prior to any expiration date thereof or replace such Letter of Credit with a replacement Letter of Credit which otherwise meets the LC Issuer Requirements or with a cash Security Deposit. If Tenant has not renewed the Letter of Credit (and delivered the original of such renewal documentation to Landlord) or delivered a satisfactory replacement Letter of Credit or cash Security Deposit to Landlord at least thirty (30) days prior to the expiration date of the Letter of Credit, Landlord, at its option, may draw upon the Letter of Credit and instruct the Letter of Credit issuer to deliver the full amount of the Letter of Credit to Landlord as a cash Security Deposit. Notwithstanding anything to the contrary contained herein, until the Lease is severed in accordance with Section 45, in the event Tenant believes in good faith that Tenant is entitled to receive insurance proceeds in accordance with Section 18 or condemnation proceeds in accordance with Section 19 and Landlord refuses, in violation of the terms hereof, to make such proceeds available to Tenant with respect to a Site, Tenant shall have the right to withhold Base Rent in an amount up to the Allocated Base Rent applicable to such Site until such dispute is resolved (and Landlord shall not have the right to draw against either the Security Deposit or Letter of Credit with respect to the Base Rent so withheld); provided that, (i) Tenant shall not be entitled to withhold Base Rent pursuant to the foregoing for more than five (5) Sites at any given time, (ii) Tenant shall only be entitled to withhold Base Rent in an aggregate amount with respect to any such Site not to exceed the amount of proceeds in dispute with respect to such Site, (iii) upon resolution of such dispute Tenant shall pay to Landlord the amount of Base Rent withheld in accordance with this paragraph plus, if Tenant was not entitled to such proceeds, interest thereon calculated at the Default Rate, and (iv) the foregoing shall not (A) restrict Landlord’s right to draw against either the Security Deposit or Letter of Credit with respect to (x) any amount of Base Rent that Tenant fails to pay in excess of such disputed insurance proceeds or otherwise fails to pay other than in accordance with the foregoing or (y) any other monetary Event of Default or (B) grant or imply any right to Tenant to withhold any Rent due hereunder for any other reason (and any such withholding or failure to pay Rent when due shall be an Event of Default in accordance with the terms and provisions hereof).

6.	NET LEASE; MASTER LEASE.

A.

Landlord and Tenant acknowledge and agree that (i) this Lease is, and is intended to be, what is commonly referred to as a “net, net, net” or “triple net” lease, and (ii) the Rent shall be paid absolutely net to Landlord, so that this Lease shall yield to Landlord the full amount or benefit of the installments of Base Rent, Real Estate Taxes and all other Rent throughout the Term with respect to the entire Premises, all as more fully set forth in Section 5. All of the costs, expenses, responsibilities and obligations of every kind and nature whatsoever foreseen and unforeseen relating to the condition, use, operation, management, maintenance, repair, restoration and replacement of the Premises and all improvements and appurtenances related thereto or any part thereof shall be performed and paid by Tenant, and Landlord shall have no responsibility or liability therefor. The covenants to pay Base Rent, Real Estate Taxes and all other Rent hereunder are independent covenants, and Tenant shall have no right to hold back, offset, deduct, credit against or fail to pay in full any such amounts for claimed or actual default or breach by Landlord of whatsoever nature, for force majeure or for any other reason whatsoever. For the avoidance of doubt, Tenant shall not have, and hereby expressly and absolutely waives, relinquishes, and covenants not to assert, accept or take advantage of, any right to deposit or pay with or into any court or other third-party escrow, depository account or tenant account with respect to any disputed Rent, or any Rent pending resolution of any other dispute or controversy with Landlord. Tenant hereby expressly waives any and all defenses it may have at law or in equity to payment of Rent, including, without limitation, based on any theories of frustration of purpose, impossibility, or otherwise.

B.

Landlord is the owner of the Sites. Until this Lease is severed in accordance with Section 45, this Lease constitutes a single master lease of all, but not less than all, of the Premises. Landlord and Tenant have executed and delivered this Lease with the understanding that this Lease constitutes a unitary, non-severable, indivisible instrument pertaining to all, but not less than all, of the Premises then leased hereunder by Tenant, and that, except as specifically provided in this Lease (and in such cases only to the extent expressly so stated), neither this Lease nor the duties, obligations or rights of Tenant may be allocated or otherwise divided among the Premises by Tenant. Landlord and Tenant each further acknowledge and agree that each of Landlord and Tenant entered into this single master lease as part of the consideration for entering into the leasing transaction between the parties, and that the transaction would not have been consummated if there were to have been separate lease agreements for each of the individual Sites. Except as expressly provided in this Lease, the Base Rent payable hereunder is payable for all the Sites as a single, indivisible, integrated and unitary economic unit and that but for such integration, the Base Rent payable under this Lease would have been computed on a different basis. A monetary default of any of the terms or conditions of this Lease occurring with respect to any particular Site shall constitute a default under this Lease in its entirety; provided, however, that with respect to the foregoing “monetary default” shall include, without limitation, the non-payment by Tenant of Rent, any other sums due to Landlord hereunder, taxes, insurance, operating expenses, maintenance or repair costs, costs for capital expenditures, costs for remediation of any Release (or to otherwise comply with Tenant’s covenants with respect to Hazardous Materials or Environmental Laws hereunder) and any other costs associated with Tenant’s obligations hereunder. Landlord and Tenant agree that for the purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. Section 365 or any amendment or successor section thereof, this is one indivisible and non-severable lease dealing with and covering one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Premises then leased by Tenant hereunder, subject to the terms of this Lease. In furtherance of the foregoing, Landlord and Tenant intend that:

1.

This Lease is intended to be a “true lease” and an “operating lease” and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease. The business relationship created by this Lease and any related documents is solely that of a long term commercial lease between Landlord and Tenant, this Lease has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and none of the agreements contained herein is intended, or shall be deemed or construed, to create a partnership (de facto or de jure) between Landlord and Tenant, to make them joint venturers, to make Tenant an agent, legal representative, partner, subsidiary or employee of Landlord, or to make Landlord in any way responsible for the debts, obligations or losses of Tenant.

2.	Landlord and Tenant acknowledge and agree that the Term with respect to any Site, including any term extensions provided for in this Lease, is less than the remaining economic life of any such Site.

3.

The parties acknowledge and agree that the amounts allocated to each Site on Exhibit B-2 are set forth solely for the convenience and use of the parties in making certain calculations as may be necessary from time to time pursuant to the provisions hereof.

4.

The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section 6 are a material inducement to each of Landlord and Tenant in entering into this Lease.

C.

Notwithstanding anything to the contrary contained in this Lease, if Landlord comprises more than one entity, then Landlord hereby designates CB Portfolio Owner LLC (“Landlord’s Designee”) to act for and on behalf of Landlord (and the entities comprising Landlord) with respect to matters related to this Lease, including, without limitation, for the purpose of obtaining consents, collecting rents, fees, costs and expenses and the security deposit, due Landlord hereunder, making required payments, receiving and furnishing notices, documentation, and information hereunder (and all such actions by Landlord’s Designee shall be deemed binding upon and shall constitute the acts of, Landlord) and unless Tenant reasonably requires otherwise in connection with Tenant’s rights and remedies, Tenant shall only be obligated to communicate with and/or take direction from Landlord’s Designee, acting on behalf of Landlord. Landlord’s Designee has full right, power and authority to act on behalf of and bind Landlord and shall provide reasonably satisfactory proof thereof to Tenant (Tenant’s lender and other third parties reasonably required by Tenant), from time to time, upon request of Tenant.

7.	REAL ESTATE TAXES.

A.

During the Term, Tenant shall promptly pay, or cause to be paid, on a cash basis when due to the applicable taxing authority one hundred percent (100%) of all taxes, including ad valorem, sales, use, rent or similar taxes, including tax increases and re-assessments; payments in lieu of taxes pursuant to any statutory service agreement, payment-in-lieu-of-taxes agreement or the like; transfer taxes payable in connection with Tenant’s transfer of any of its interest in this Agreement, the Property or any portion thereof; assessments, including assessments for supplemental assessments and public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term, and including assessments under Encumbrances; water, sewer and other utility levies and charges; excise tax levies; fees, including license, permit, inspection, authorization and similar fees; and all other governmental and other charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character and any kind and nature whatsoever in respect of the Premises (including, without limitation, any Building and/or Property) and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Tenant which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) the Premises or any part thereof or any appurtenance thereto, (ii) any Rent reserved or payable hereunder or any other sums payable by Tenant hereunder, (iii) this Lease or the leasehold estate hereby created or the operation, possession, occupancy or use of the Premises or any part thereof, (iv) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Premises or the Property or the leasing or use of the Premises or the Property or any part thereof, or (v) any document to which Tenant is a party creating or transferring an interest or estate in the Premises, together with any interest or penalties thereon (all of which are hereinafter called “Real Estate Taxes”). Tenant shall make such payments directly to the taxing authorities and shall promptly furnish to Landlord copies of official receipts or other satisfactory proof evidencing such direct payments; provided, however, failure furnish such proof shall not be an Event of Default hereunder so long as Tenant provides Landlord with the same within two (2) Business Days of receipt written notice from Landlord. Tenant’s obligation to pay Real Estate Taxes shall be absolutely fixed upon the date such Real Estate Taxes become a lien upon the Premises or any part thereof, subject to Section 7.C. Tenant shall also be responsible for all Real Estate Taxes which, on the Commencement Date, are a lien upon the Premises or any part thereof.

B.

If Landlord receives a bill for Real Estate Taxes, Landlord shall provide the bill for each installment of Real Estate Taxes to Tenant promptly upon Landlord’s receipt of such bill. Tenant shall pay the Real Estate Taxes set forth on such bill prior to when due. Tenant shall provide Landlord with reasonable evidence that such Real Estate Taxes have been paid. If Tenant shall default in the payment of any Real Estate Taxes, Landlord shall have the right (but not the obligation) to pay the same together with any penalties and interest, in which event the amount so paid by Landlord shall be paid by Tenant to Landlord upon demand with interest thereon at the Default Rate. Tenant may pay any Real Estate Taxes in installments, if payment may be so made without penalty, fine, premium or interest, except that on the termination of this Lease any Real Estate Taxes which Tenant has elected to pay in installments shall be apportioned between Landlord and Tenant based on the time remaining in the Term. All Real Estate Taxes for the tax year in which this Lease shall terminate shall be apportioned between Landlord and Tenant on a cash basis.

C.

Tenant shall have the right, before delinquency occurs, of protesting, contesting, objecting to or opposing, at Tenant’s sole cost and expense, by appropriate legal proceedings (or informal objection process, to the extent customary and appropriate in the applicable jurisdiction) conducted in good faith and with due diligence, the legality or amount of any such Real Estate Taxes, assessments or assessed valuations in its own or in Landlord’s name as the case may be, and upon Tenant’s written request, Landlord will, at no cost or expense to Landlord, reasonably cooperate with Tenant; provided, however, that (i) in the case of any unpaid Real Estate Taxes, lien, attachment, levy, encumbrance, charge or claim pursuant to any Law, the commencement and continuation of such proceedings shall suspend the collection or enforcement thereof from or against Landlord and the applicable Site or Sites, which suspension may be caused by the payment by Tenant of a bond or some other form of security for payment; (ii) neither the applicable Site or Sites, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings solely based on the outcome of the proceeding and not if Tenant has the right to make a curative payment following the outcome of the proceeding to avoid any of the foregoing consequences; (iii) in the case of any requirement of Law, neither Landlord nor Tenant would be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (iv) the insurance coverage required by Section 15 shall be maintained; (v) Tenant shall keep Landlord reasonably informed as to the status of and with copies of all documents in the proceedings, upon request by Landlord; and (vi) if such contest shall be finally resolved against Landlord or Tenant, Tenant shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable requirement of law. Landlord shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, provided Tenant shall reimburse Landlord for its commercially reasonable out-of-pocket third party costs associated with such execution, and, if reasonably requested by Tenant, Landlord shall join as a party therein at no cost or expense to Landlord. The provisions of this Section 7.C shall not be construed to permit Tenant to contest the payment of Rent or any other amount payable by Tenant to Landlord hereunder. Without limiting any other provision of this Lease, Tenant shall indemnify, defend, protect and save harmless Landlord and all Landlord Indemnified Parties and the Premises from and against any and all liability, costs, fees, damages, expenses, penalties, fines and charges of any kind (including reasonable attorneys’ fees, including those incurred in the enforcement of this indemnity) that may be imposed upon Landlord, the Premises or any portion thereof in connection with any such contest and any loss resulting therefrom. Each party shall promptly notify the other of any written notice of any material claims or assessments for Real Estate Taxes that may be asserted by the applicable taxing authorities that could result in a potential material liability or expense for the other, and coordinate with the other in response to and settlement of such claims or assessments for Real Estate Taxes. Any refund due from any taxing authority in respect of any Real Estate Taxes paid by or on behalf of Tenant shall be paid over to or retained by Tenant.

D.

Tenant will indemnify Landlord and/or any Landlord Indemnified Parties, on an after-tax basis, against any and all fees or taxes, including, but not limited to, Real Estate Taxes (“Taxes”) imposed by the United States or any taxing jurisdiction or authority of or in the United States or any state in connection with this Lease, Landlord’s ownership of the Premises and/or Tenant’s use of the Premises.

E.

Landlord and Tenant shall, upon request of the other, promptly provide such data as is maintained by the party to whom the request is made with respect to the Premises as may be necessary to prepare any required tax returns and reports required by a governmental authority.

F.

Notwithstanding anything to the contrary in this Section 7, in no event will Tenant be required to pay any (i) federal or state income taxes of Landlord, provided, however, for the avoidance of doubt, Tenant shall be obligated to pay any rent taxes or other similar taxes levied against payments received by Tenant (ii) franchise and excise taxes; (iii) transfer taxes or any taxes imposed with respect to the sale, exchange or other disposition by Landlord, in whole or in part, of the Premises or the Property or Landlord’s interest in this Lease, or (iv) Taxes attributable solely to any period after the expiration or earlier termination of the Term hereof.

8.	PERSONAL PROPERTY TAXES.

Tenant shall be liable for and shall promptly pay when due all personal property taxes related to Personal Property and Tenant’s Personal Property placed in the Premises. Tenant may, without Landlord’s consent, before delinquency occurs, contest any such taxes related to the Personal Property.

9.	OPERATING EXPENSES.

A.

Utilities. During the Term, Tenant agrees to pay all fees, costs, expenses and charges for electricity, power, gas, oil, water, sanitary and storm sewer, septic system refuse collection, landscaping, telephone, security, and other utilities and services consumed, rendered or used on or about the Premises (or any portion thereof) and such utility franchises as may be appurtenant to the use of the Premises (or any portion thereof) (collectively, “Utility Charges”). Landlord acknowledges and agrees that Tenant may enter into contracts for any of the foregoing services or the like without Landlord’s prior consent during the Term; provided, that any such contract shall be terminable by Tenant (or Landlord following termination of this Lease in accordance with its terms) at or prior to the expiration or sooner termination of the Lease or upon no more than thirty (30) days’ prior notice to the third- party servicer. Any resulting termination premium, fee or penalty shall be the sole responsibility of Tenant.

B.

Third Party Management. Tenant shall have the right to manage and operate the Premises (or any portion thereof) utilizing third parties for the management and operation thereof, without obtaining Landlord’s prior written consent of such third party. Notwithstanding the appointment of any third-party manager, Tenant shall remain fully responsible for the Premises in accordance with the terms hereof.

10.	TENANT’S REPAIR AND MAINTENANCE RESPONSIBILITIES.

A.

Throughout the Term, Tenant, at its sole cost and expense, will keep each Site in a substantially similar condition as existed on the Commencement Date (reasonable wear and tear, damage from fire or other casualty excepted), whether or not the need for such repairs occurs as a result of Tenant’s use, the elements, or the age of the applicable Building, the applicable Property or Tenant’s Personal Property, or otherwise, and will commit or allow no physical waste with respect thereto, and with reasonable promptness, will make all necessary and appropriate repairs and replacements thereto of every kind and nature, including without limitation those necessary to ensure continuing compliance with all Laws and insurance requirements, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. Tenant’s maintenance, repair and replacement obligations shall extend to and include, without limitation, all systems serving each Site and, subject to any Permitted Encumbrances, any Parking Areas and landscaping on the Property. The necessity for and adequacy of repairs to any Building or other improvements forming a part of any Site shall be measured by the standard which is substantially similar to the condition of the Sites as of the Commencement Date with respect to each such Site, reasonable wear and tear excepted. Tenant’s obligations under this Section 10 shall, without limitation, include the maintenance, repair and replacement (a) at all times, of any and all building systems, machinery and equipment which exclusively serve the applicable Site, and (b) the bearing walls, floors, foundations, roofs and all structural elements of each Site. Tenant will not take or omit to take any action the taking or omission of which would reasonably be expected to (i) create (or permit to continue) any dangerous condition, or (ii) create (or permit to continue) any condition which might reasonably be expected to involve any loss, damage or injury to any person or property. All repairs and replacements shall be in quality and class at least equal to the original work and shall be made promptly as and when necessary, subject to Force Majeure Delays. Repairs and replacements called for as a result of fire and/or other casualty and condemnation shall be made pursuant to the provisions of Sections 18 and 19 hereof, respectively. In connection with the foregoing, Tenant’s obligations shall include without limitation with respect to each Site, to the extent applicable:

1.	Maintaining, repairing, and replacing, as necessary, the roof of the Building on such Site;

2.	Maintaining and repairing the bearing walls, floors, foundations, and all structural elements of the Building on such Site;

3.	Maintaining (including periodic window washing and periodic painting) and repairing the facade and exterior walls of the Building on such Site;

4.	Repairing and replacing, as necessary, the doors (including, without limitation, any overhead doors) and windows of the Building on such Site, and the mechanisms therefor;

5.	Causing the regular removal of garbage and refuse from such Site;

6.

Causing the regular spraying for and control of insect, rodent, animal and pest infestation, and maintaining in good working order and condition all doors (both swinging and roll-up doors), including, without limitation, all weather seals;

7.

Servicing, maintaining, repairing and replacing all systems and equipment serving the Premises, including, without limitation, heating, ventilation, and air-conditioning equipment, and generators, if any;

8.

Regular sweeping, cleaning and removal of trash, debris, other materials and stains from such Site and from the immediately adjacent sidewalks, service drives and loading or delivery areas, if any, of such Site, as necessary to keep the same clean and in good order and condition;

9.	Regular sweeping, cleaning and washing of the interior of the Building, including, without limitation, floors, windows and fixtures, and periodic washing and painting of interior walls;

10.

Repairing broken, damaged or leaking walls, bathrooms, ceilings, or fixtures and equipment in the interior of the Building, including, without limitation, plate glass windows, windows, floors and lighting fixtures;

11.	Irrigating and performing all gardening and landscaping of all lawns, trees, shrubs and plantings comprising part of such Site; and

12.

Tenant shall maintain a contract on at least an annual basis for regular servicing and maintenance (at least once annually) of the heating, ventilating, air conditioning systems serving each Site. Upon written request of Landlord, Tenant shall submit to Landlord a copy of such fully paid contract and any extensions, renewals or replacements thereof. At a minimum, each maintenance contract for any such equipment shall include a provision that such contractor shall be required to coordinate any activities performed on the roof of the Building by a roofing contractor, so as to not void any roof or related warranties.

Notwithstanding anything contained herein to the contrary, the determination as to whether to repair or replace any component of a Site shall be in Tenant’s commercially reasonable discretion where repair would provide reasonable and appropriate functionality.

B.

Landlord shall not be required to furnish any services or facilities or make any repairs or alterations in or to any Site, and Landlord shall not under any circumstances be required to (i) build or rebuild any improvements on any Site; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to any Site, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain any Site (including any parking or common areas which comprise part of any Site) in any way. Tenant hereby expressly and unconditionally waives, to the fullest extent now or hereafter permitted by Law, the right to make repairs or perform any maintenance at the expense of Landlord which right may be provided for in any Law in effect at the time of the execution and delivery of this Lease or which may hereafter be enacted. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises. However, on default of Tenant beyond the expiration of any applicable notice and cure periods in making such repairs or replacements, Landlord may, but shall not be required to, make such repairs and replacements for Tenant’s account and the expense thereof shall be paid by Tenant to Landlord upon demand with interest at the Default Rate.

C.

Except as expressly set forth herein, nothing contained in this Lease and no action or inaction by Landlord shall be construed as (i) constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition or maintenance of or to the Premises or any part thereof or any improvements thereto; or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof.

11.	COMPLIANCE WITH LAWS.

Tenant shall, at its sole cost and expense, use and maintain the Premises in compliance with all Laws, and Tenant shall, at its sole cost and expense, comply with all Laws applicable to or having jurisdiction over the use, occupancy, operation, and maintenance of the Premises, including without limitation, all Environmental Laws, the ADA and other access laws and those which require the making of any structural, unforeseen or extraordinary changes and including those which involve a change of policy on the part of the governmental body enacting the same. Tenant shall, at its sole cost and expense, comply with all Encumbrances affecting any Site or any portion thereof (other than Landlord’s obligations to pay debt service to any Landlord Mortgagee under any Landlord Mortgage). Tenant, at its sole expense, shall comply with the requirements of policies of special form insurance coverage at any time in force with respect to the Premises as required pursuant to Section 15 hereof and with the provisions of all contracts, agreements and restrictions affecting the Premises or any part thereof in effect as of the date hereof or the ownership, occupancy or use thereof. Without diminishing the obligations of Tenant, if Tenant shall at any time fail to comply as promptly as reasonably practicable with any Law applicable to each Site, or the use and occupation thereof, Landlord may cause each Site to so comply and the reasonable costs and expenses of Landlord in such compliance shall be paid by Tenant to Landlord upon demand with interest thereon at the Default Rate.

12.	SURRENDER OF PREMISES.

Upon the expiration of this Lease pursuant to its terms (or, in the event of a termination of this Lease on a date other than the scheduled Expiration Date of this Lease, as promptly as commercially practicable thereafter (but in any event within fifteen (15) days thereafter)), Tenant shall surrender to Landlord the Premises, including all improvements including Alterations constructed by Tenant therein that Landlord has not requested that Tenant remove in accordance with Section 13 below, with all fixtures appurtenant thereto (but not including furnishings, trade fixtures, furniture, computers, telephone systems, machinery, equipment and other Personal Property installed or placed on the Premises by Tenant) (collectively, “Tenant’s Personal Property”), free and clear of any occupants or tenancies (including subtenancies) (other than subtenants under subleases as in effect on the date hereof) and in compliance with Laws (including, without limitation, Environmental Laws) and in as good (or better) condition and repair as existed as of the Commencement Date, reasonable wear and tear and damage from fire or other casualty excepted, and any new buildings, alterations, improvements, replacements or additions constructed by Tenant and remaining at the Premises, in the same or better condition as when completed, reasonable wear and tear and damage from fire or other casualty excepted. Without limitation to the foregoing, at least 90 days prior to the expiration of the Term but not more than 180 days prior to such expiration, Landlord may commission, a Phase I site assessment and, if recommended by the Phase I site assessment, a Phase II site assessment of any Site, for purposes of confirming the environmental condition of any such Site and Tenant’s compliance with the terms of the Lease with respect to environmental matters. In the event any Phase I site assessment or Phase II site assessment recommended thereby commissioned pursuant to the previous sentence reveals any recognized environmental conditions not present as of the date hereof, Tenant shall reimburse Landlord for the cost of such Phase I and Phase II site assessments upon written demand from Landlord. Any of Tenant’s Personal Property installed or placed on the Premises by Tenant or any subtenant or assignee of Tenant, if not removed within fifteen (15) days after termination or expiration of this Lease shall be deemed abandoned and become the property of Landlord without any payment or offset therefor if Landlord so elects. If Landlord shall not so elect, Landlord may remove such property from the Premises and have it stored at Tenant’s risk and expense. Tenant shall repair and restore and save Landlord harmless from all damage to the Premises caused by such removal by Landlord.

13.	ALTERATIONS.

A.

Tenant shall not make any alterations, additions or improvements to any Site or any portion thereof (“Alterations”) without first obtaining the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed; provided, however, that so long as no Event of Default has occurred and is continuing, Landlord’s prior written consent shall not be required, but prior written notice shall be delivered to Landlord accompanied with full and complete drawings and plans prepared by a licensed architect or engineer, if applicable, for any Alterations to a Site that: (i) are not structural additions or structural alterations to such Site; (ii) will not change the essential nature of any Building as a restaurant and gift shop or ancillary uses; (iii) will not materially and adversely affect the structural elements or roof of any Building, the proper functioning of a Building’s systems nor the impair the value of such Building; and (iv) do not exceed the cost of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) for any Site on an annual basis. In seeking approval from Landlord of any Alterations, if required, Tenant shall provide Landlord with (1) full and complete set of drawings and plans for the proposed Alterations prepared by a licensed architect or engineer; and (2) notice of whether the Alteration will involve or affect Hazardous Materials. Tenant shall not have the right to seek any zoning changes or variances in connection with any Alterations without Landlord’s approval, provided that Landlord’s consent to a variance in connection with any Alterations shall not be unreasonably withheld provided such variance does not change the essential nature of any Building. Tenant shall reimburse Landlord upon demand for any reasonable third party out-of-pocket costs, including, without limitation, attorney’s fees and engineering advisor’s fees, related to Landlord’s review of any Alterations request by Tenant.

B.

All Alterations shall be constructed by Tenant, without expense to Landlord, in a good, first-class, professional and workmanlike manner so as not to void or make voidable any roof or other warranties, employing materials of first-class quality free of material defects, and in compliance with all Law, all applicable Encumbrances and all regulations and orders, rules and regulations of the Board of Fire Insurance Underwriters or any other body exercising similar functions, and in compliance with the terms and conditions of this Lease.

C.	Prior to the commencement of construction of any Alteration that required Landlord’s consent hereunder, Tenant shall deliver to Landlord certificates evidencing the existence of (a) workmen’s compensation insurance with coverage limits not less than statutory limits covering all persons employed for such work; (b) a completed operations endorsement to the commercial general liability insurance policy referred to Section 15.B; (c) reasonable comprehensive general liability and property damage insurance naming Landlord, its designees and Tenant as additional insureds, with coverage of at least $1,000,000 single-limit or such greater amount as may be reasonably requested by Landlord; and (d) builders all risk insurance on a completed value basis (or its equivalent) covering all physical loss, in an amount no less than the full replacement value of the Alterations in question.

D.

Promptly upon the completion of construction of any Alteration that is permanently affixed to the Premises and alters the existing footprint or elevation of a Building, Tenant shall deliver to Landlord one complete set of “as built” drawings thereof (and if the Alterations involve any change to the footprint of the applicable Building or the erection of a new building, an ALTA survey for the applicable Site certified to Landlord and any Landlord Mortgagee), proof of payment for all labor and materials, and if and to the extent commercially obtainable, copies of guarantees, if any, from all major contractors in favor of Landlord and Tenant (jointly and separately) against defects and deficiencies in materials and workmanship, and requiring the correction of the same upon demand of Landlord and Tenant at the expense of such contractor.

E.

All Alterations, whether temporary or permanent in character, made in or upon the Premises either by Landlord or Tenant (other than Tenant’s Personal Property installed or placed on the Premises by or on behalf of Tenant) shall be Landlord’s property, and will remain with the Premises without compensation to Tenant. Notwithstanding the foregoing, in the case of any Alteration requiring Landlord’s prior written approval, Landlord may condition such approval on Tenant’s agreement to remove all or a portion of such Alteration at the end of the Term. Landlord shall provide Tenant with notice, of Tenant’s obligation to remove any such Alteration at the end of the Term upon Landlord’s review of such Alteration. If Landlord does not notify Tenant that Tenant is obligated to remove such Alteration, such Alteration may be removed at Tenant’s option. Upon the expiration or sooner termination of this Lease, all Alterations on the Premises required by Landlord to be removed as aforesaid, or any part or parts thereof so designated by Landlord, shall be removed from the Premises by Tenant and the Premises restored to the same or better condition than existed immediately prior to the construction of the Alteration, reasonable wear and tear, and damage from fire or other casualty excepted. Notwithstanding Section 4.B, it shall not be an Event of Default if Tenant reduces or ceases operation (only to the extent reasonably necessary) during the construction of any Alterations made in accordance with the terms and provisions of this Lease, so long as such reduction or ceasing of operations does not continue for more than ninety (90) consecutive days in the aggregate with respect to any such Alteration, subject to Force Majeure Delays.

14.	ENTRY BY LANDLORD.

Landlord or Landlord’s Representatives shall have the right to enter, from time to time, any Site or any portion thereof upon at least twenty-four (24) hours prior notice during normal business hours (or at such other times as approved by Tenant in advance, which approval shall not be unreasonably withheld or delayed, or as may be reasonably necessary in emergency situations) to (i) inspect such Site, (ii) exercise its rights and/or obligations under this Lease, or (iii) show such Site to prospective purchasers, lenders or, after the occurrence of an Event of Default or during the last twelve (12) months of the Term, prospective tenants; and Tenant shall not be entitled to any abatement or reduction of Base Rent by reason thereof, nor shall such entry or action by Landlord constitute an actual or constructive eviction or repossession, without Landlord’s express intention to do so as expressed in writing. No such entry shall be deemed an eviction of Tenant. At any time during which Landlord or Landlord’s Representatives are on the Premises, they shall use commercially reasonable efforts to not unreasonably interrupt or interfere with Tenant’s use of the Premises and shall not cause any damage or injury to persons or property on the Premises.

15.	TENANT’S INSURANCE OBLIGATIONS.

A.

During the Term, Tenant shall provide and maintain property insurance on the Building and other improvements on the Premises on an all-risk basis against physical loss or damage by fire and all other risks and perils, including but not limited to, flood, earthquake, and windstorm, in amounts no less than the full replacement cost, excluding excavations, footings and foundations, and with a deductible no greater than : (i) $250,000.00 from the applicable Commencement Date with respect to to each Site through July 31, 2024; and (ii) $500,000.00 from August 1, 2024 through the end of the Term and any Renewal Term. Notwithstanding anything contained herein to the contrary, Tenant’s property insurance coverage for earthquake, windstorm, tornado and hail may have deductibles not to exceed five percent (5%) of the total insurable value of the Site per occurrence. Such insurance shall be on terms (i) that have an agreed amount endorsement or with no co-insurance provisions; and (ii) with no exclusions for vandalism, malicious mischief or sprinkler leakage. Boiler and Machinery Coverage shall be procured either by endorsement to the property policy or under a separate placement in an amount no less than 100% of the replacement cost or as otherwise approved in writing by Landlord. The property insurance required hereunder shall (a) cover loss sustained when access to all or a portion of a Building is prevented due to an insured peril at a location in the vicinity of the applicable Site; (b) cover loss sustained due to the action of a public authority preventing access to a Building provided such order is the direct result of physical damage of the type insured against at such Building or within 1,000 feet of it; (c) insure loss caused by damage or mechanical breakdown; (d) provide an ordinance or law extension; (e) cover loss sustained due to the accidental interruption or failure of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with any Site; (f) name Landlord and its lender(s) and other designees as loss payees and contain a lender loss payee endorsement; and (g) contain an endorsement providing coverage for cleanup of sudden and accidental pollution releases, with a sub-limit of at least One Hundred Thousand and No/100 Dollars ($100,000.00). In addition to the foregoing coverages on each Building and other improvements upon any Site, Tenant shall maintain property insurance covering Tenant’s machinery, equipment, furniture, fixtures, and all other Tenant’s Personal Property at a limit of liability determined by Tenant in its sole discretion. During the period of any restoration and repair of any Site or any portion thereof, Tenant shall maintain an “all-risk” Builder’s Risk policy on a completed value basis for the full replacement cost of the property being repaired and restored, if and when there is a structural restoration and/or major repair required at any Building. To the extent any portion of any Site is located within a Special Flood Hazard Area, Tenant shall maintain NFIP flood insurance for such Site.

B.	During the Term, Tenant shall also provide and maintain the following insurance at the terms and in the limits specified below for each Site:

1.

Commercial General Liability Insurance against claims for third party Bodily Injury, Personal/Advertising Injury, Property Damage, and Products/Completed Operations Liability. Such insurance shall be written on an occurrence basis and such coverage shall include, but not be limited to, assumed contractual liability for the performance by Tenant of the indemnity agreements set forth in this Lease to which this insurance applies, cross liability, and/or severability of interests. Limits shall be no less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) general aggregate. Tenant shall be permitted to maintain self-insurance/retention amounts not to exceed (i) Five Hundred Thousand and No/100 Dollars ($500,000) during the period from the applicable Commencement Date with respect to each Site through July 31, 2021; (ii) One Million and No/100 Dollars ($1,000,000.00) during the period from August 1, 2021 through July 31, 2022 and (iii) One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) during the period from August 1, 2022 until the expiration of the Term. Tenant shall cause Landlord and its lender or other designees to be named as additional insureds under such insurance.

2.	Workers Compensation and Employer’s Liability Insurance insuring against and satisfying Tenant’s obligations and liabilities under the workers compensation laws of the jurisdiction in which the Premises are located, with Employers Liability minimum limits per insured of Five Hundred Thousand and No/100 Dollars ($500,000.00) Bodily Injury each accident; Five Hundred Thousand and No/100 Dollars ($500,000.00) Bodily Injury by disease, each employee; and Five Hundred Thousand and No/100 Dollars ($500,000.00) Bodily Injury by disease policy limit. Policies shall include Voluntary Coverage.

3.

Automobile Liability Insurance for liability arising out of claims for bodily injury and property damage arising from owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the business upon the Premises, with a combined single limit of One Million and No/100 Dollars ($1,000,000.00) per accident for bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.

4.

Umbrella or Excess Liability Insurance written on an occurrence basis and covering claims in excess of the underlying insurance described in the foregoing subsections (1), (2) and (3) above, with a Twenty-Five Million and No/100 Dollars ($25,000,000.00) minimum limit per occurrence. Such insurance shall contain a provision that it will drop down as primary and noncontributory insurance in the event that the underlying insurance policy aggregate is exhausted.

5.

As and to the extent Tenant engages in the sale of alcoholic beverages upon such Site, liquor liability insurance One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) in the aggregate.

6.

Business interruption insurance insuring that the Base Rent will be paid to Landlord for a minimum of twelve (12) months with an extended indemnity period of twelve (12) months if such Site is destroyed or rendered untenantable by any cause insured against (it being understood that the existence of such insurance does not reduce Tenant’s obligation to pay Base Rent without diminution).

C.

The required limits and coverages of all insurance set forth in Sections 0 and 15.B above may be reasonably adjusted by Landlord from time to time (but not more frequently than once every five (5) years) in conformity with the then prevailing custom of insuring liability in Comparable Buildings.

D.

In the event of a casualty or other loss under any property insurance policy, Tenant shall pay to Landlord the lesser of the amount of the deductible or the full amount of the loss in the case of a loss in an amount less than the deductible, which payment shall be treated in the same manner as insurance proceeds. Tenant shall also cause all such property policies to permit

Tenant’s waiver of subrogation against Landlord under Section 17 for matters covered thereby. Tenant shall cause Landlord, the Landlord Mortgagee to be named as loss payees and/or mortgagees, as their interests may appear, under all property insurance policies and shall cause the coverage to continue for Landlord’s benefit notwithstanding any act or omission on Tenant’s part. By this Section 15, Tenant intends that the risk of loss or damage to the Premises and all property thereon, including Personal Property and Tenant’s Personal Property described above, be borne by responsible property insurance carriers and Tenant hereby agrees to look solely to, and to seek recovery only from, its respective property insurance carriers, in the event of a loss of a type described above to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible shall be treated as though it were recoverable under such policies.

E.

All insurance required to be maintained by Tenant pursuant to Section 0 and 15.B must be maintained with insurers authorized to do business in the jurisdiction in which the applicable Site is located and which have an A.M. Best Company Rating of at least A/VIII or Standard and Poor’s Rating of at least A-. Tenant shall provide to Landlord, and at each renewal of expiring policies, such certificates as may be reasonably required to establish that the insurance coverage required by this Section 15 is in effect from time to time and that, to the extent commercially available, the insurer(s) have agreed to give Landlord and Landlord Mortgagee at least ten (10) days’ notice prior to any non-renewal or cancellation of, or material modification to, the required coverage. Landlord and Tenant shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery. Tenant shall cause all liability and property policies maintained by Tenant to be written as primary policies, not contributing with and not supplemental or excess to any coverage that Landlord or Landlord Mortgagee may carry.

F.

Tenant may provide the insurance required by virtue of the terms of this Lease by means of a combination of primary and excess or umbrella coverage and by means of a policy or policies of blanket property insurance so long as (i) the amount of the total insurance allocated to each Site under the terms of the blanket policy or policies furnishes protection equivalent to that of separate policies in the amounts required by the terms of this Lease, and (ii) the blanket policy or policies comply in all other respects with the other requirements of this Lease.

G.

If Tenant fails to obtain the insurance coverage, as set forth in this Section 15 and does not cure its failure within five (5) days after written notice from Landlord, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall, upon demand, pay, as additional Rent, the cost thereof.

H.

All policies of insurance required to be maintained pursuant to this Lease shall be endorsed, if commercially available, so that if at any time should they be not renewed or canceled (by any party including the insured) which affects the interests of the Landlord or Landlord Mortgagee, such non-renewal or cancellation shall not be effective as to Landlord and Landlord Mortgagee for thirty (30) days, except for non-payment of premium which shall be for ten (10) days after receipt by Landlord of written notice from such insurer of such cancellation. In addition to the foregoing, all policies of insurance required to be maintained pursuant to this Lease shall contain terms in accordance with Tenant’s normal business practice and reasonably acceptable to Landlord and shall (i) contain a severability of interest and a cross-liability clause; (ii) name Landlord, Landlord Mortgagee, as additional insureds or loss payees, as required by contract; and (iii) be endorsed to waive any rights of subrogation against Landlord, its lenders, and their respective officers, directors, employees, agents, partners, and assigns. All policies of insurance required to be maintained pursuant to this Lease (other than in respect to automobile liability or workers compensation insurance) shall insure the interests of Landlord and Tenant regardless of any breach or violation by Tenant or any other party of warranties, declarations or conditions contained in such policies, any action or inaction of Tenant or others.

I.

Prior to the Commencement Date, and at least five (5) days prior to each policy anniversary, Tenant shall furnish Landlord with certificates of insurance or binders, in a form reasonably acceptable to Landlord, evidencing all of the insurance required by the provisions of this Lease for the benefit of Landlord and required to be in force by the provisions of this Lease. Such certificates of insurance/binders shall be executed by each insurer in the case of the property policies, and in the case of liability policies, by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and deductibles and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Lease. At Landlord’s request, Tenant shall furnish certified copies of all insurance policies required to be carried by Tenant pursuant to this Lease.

16.	OFAC.

A.

Tenant has taken all reasonable measures, in accordance with all applicable Anti-Money Laundering Laws, with respect to each holder of a direct or indirect ownership interest in the Tenant, to assure that funds invested by such holders in the Tenant are derived from legal sources; provided, however, none of the foregoing shall apply to any person to the extent that such person’s interest in Tenant is in or through an entity whose stock or shares are listed and traded on any recognized stock exchange located in the United States (a “U.S. Publicly-Traded Entity”).

B.

Tenant hereby represents and warrants that neither Tenant, nor, to the actual knowledge of Tenant, any persons or entities holding any legal or beneficial ownership interest (direct or indirect) whatsoever in Tenant (1) has been designated by the President of the United States or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons” (collectively, “Prohibited Persons”), (2) is under investigation by any governmental authority for, or has been charged with, or convicted of, any violation of any Anti-Money Laundering Laws, or drug trafficking, terrorist-related activities or other money laundering predicated crimes or a violation of the BSA, (3) has been assessed civil penalties under these or related laws, or (4) has had any of its funds seized or forfeited in an action under these or related laws; provided, however, none of the foregoing shall apply to any person to the extent that such person’s interest is in or through a U.S. Publicly-Traded Entity.

C.

Tenant has taken reasonable steps, consistent with industry practice for comparable organizations and in any event as required by Law, to ensure that Tenant is and shall be in compliance with all (1) Anti-Money Laundering Laws and (2) OFAC Laws and Regulations. Tenant will not during the Term knowingly engage in any transactions or dealings, or knowingly be otherwise associated, with any Prohibited Persons in connection with the use or occupancy of the Premises. A breach of the representations contained in this Section 16 by Tenant as a result of which Landlord suffers actual damages shall constitute a material breach of this Lease and shall entitle Landlord to any and all remedies available hereunder, or at law or in equity.

17.	WAIVER OF SUBROGATION.

Notwithstanding anything to the contrary set forth in this Lease, to the fullest extent permitted by Law, neither Landlord nor Tenant shall be liable (by way of subrogation or otherwise) to the other party (or to any insurance company insuring the other party) for any loss or damage to the property of the releasing party to the extent the loss or damage is covered by property insurance carried or required by this Lease to be carried by the releasing party EVEN THOUGH SUCH LOSS MIGHT HAVE BEEN OCCASIONED BY THE NEGLIGENCE OR WILLFUL ACTS OR OMISSIONS OF LANDLORD OR TENANT OR THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS OR INVITEES. Landlord and Tenant shall give each insurance company which issues policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and shall have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible or self-insured retention applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible or self-insured retention relates. Each party shall pay any additional expense, if any, for obtaining such waiver.

18.	FIRE OR OTHER CASUALTY.

A.

All proceeds (except business interruption insurance proceeds not allocated to Rent expenses and personal property proceeds, if any) in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) payable by reason of any property loss, damage, or destruction of or to the Premises by fire or other casualty, or any portion thereof, under any property policy of insurance required to be carried hereunder, shall be paid to Landlord, to be held by Landlord for the benefit and use of Tenant subject to and in accordance with the terms hereof or by Landlord Mortgagee for the exclusive purpose of restoration of the Premises and made available to Tenant upon request, pursuant to the procedures set forth in this Section 18 for the reasonable costs of preservation, stabilization, emergency restoration, business interruption (other than any amount allocated to Rent expenses), reconstruction and repair, as the case may be, of any damage to or destruction of the Premises, or any portion thereof; provided, however, that the portion of such proceeds that are attributable to Tenant’s obligation to pay Rent shall be applied against Rent as and when the same becomes due by Tenant hereunder. All proceeds paid to Tenant shall be used first for the repair of any damage to the Premises (other than such payment of Rent). Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Premises to substantially the same condition as existed immediately before the damage or destruction and with materials and workmanship of like kind and quality and to Landlord’s reasonable satisfaction, and in accordance with the general terms and conditions of Exhibit C attached hereto, as applicable (collectively, “Restoration Standards”), shall be retained by Tenant. Tenant shall have the right to reasonably prosecute and settle insurance claims, provided that Tenant shall consult with and involve Landlord in the process of adjusting any insurance claims under this Section 18.

B.

Subject to the terms of this Section 18, Landlord shall make any proceeds held by Landlord for the benefit and use of Tenant subject to and in accordance with the terms hereof available to Tenant the insurance proceeds (net of all reasonable administrative and collection costs, including reasonable attorneys’ fees) paid to Landlord for such repair and rebuilding of the Premises as it progresses (other than business interruption proceeds to be allocated to Rent expenses as aforesaid and applied to the Rent as it becomes due hereunder). Payments shall be made against certification of the architect responsible for the supervision of the repairs and rebuilding that the work had been performed substantially in conformance with the approved plans and specifications therefor and the value of the work in place is equal to not less than one hundred ten percent (110%) of the aggregate amount advanced by Landlord for the payment of such work. Prior to commencing the repairing and rebuilding, Tenant shall deliver to Landlord for Landlord’s approval, which shall not be unreasonably withheld conditioned or delayed, a schedule setting forth the estimated monthly draws for such work. Landlord shall contribute to such payments, out of the insurance proceeds being held by Landlord, an amount equal to the proportion that the total net amount so held by Landlord bears to the total estimated cost of repairing and rebuilding, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold ten percent (10%) from each payment until the work has been completed and unconditional lien releases and/or other proof has been furnished to Landlord that no lien or liability has attached, or will attach, to the applicable Building or Property or to Landlord in connection with repairing, reconstructing and rebuilding. In addition, disbursement of such proceeds to Tenant are subject to any customary conditions of a Landlord Mortgagee and the respective SNDA between Tenant and such Landlord Mortgagee.

C.

If the Premises or any portion thereof is damaged by fire or other casualty, whether or not from a risk covered by insurance, Tenant shall give Landlord prompt written notice thereof and Rent shall continue unabated notwithstanding any casualty. Tenant waives any statutory rights of termination which may arise by reason of any damage or destruction of the Premises or any portion thereof.

D.

In the event of a fire or other casualty, subject to Tenant’s right to receive the insurance proceeds for such casualty event to the extent any such proceeds exists and Tenant is entitled to the same hereunder, Tenant shall, at its expense regardless of the amount of any such damage or destruction and whether or not the insurance proceeds attributable such damage or destruction shall be sufficient for the purpose, cause the Premises to be repaired, restored and replaced in accordance with all Law, this Section 18.D and the Restoration Standards, as expeditiously as practicable using reasonable diligence to a condition as nearly as practicable to that which existed immediately prior to occurrence of the fire or other casualty and otherwise in a good workmanlike manner, using new materials of like quality.

E.

No damage or destruction of the Premises or any portion thereof as a result of fire or any other hazard, risk or casualty whatsoever shall relieve Tenant from Tenant’s liability and obligation to timely pay the full Rent payable under this Lease and Rent shall continue unabated notwithstanding any casualty.

F.	Notwithstanding anything contained herein to the contrary, if during the last twelve (12) months of the Term, or any renewal thereof, the Premises is damaged to the extent that the repairs for same would exceed thirty-five percent (35%) or more of the replacement cost, then this Lease may be terminated at the end of the election of either party, provided that the notice of such election occurs within sixty (60) days after the occurrence of such damage or destruction. Upon the exercise of such termination, this Lease shall be deemed null and void except for the parties obligations expressly surviving the termination.

G.

The provisions of this Lease, including this Section 18 constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, and any Law with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any similar or successor Laws now or hereinafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises.

19.	CONDEMNATION.

A.

Tenant and Landlord shall promptly give the other written notice upon knowledge of the actual or threatened commencement of any condemnation or eminent domain proceeding or other governmental taking affecting the any Site or any portion thereof, and, to the extent not otherwise received, shall deliver to the other copies of any and all papers served in connection therewith. Subject to the remainder of this Section 19, if during the Term all or any part of the Premises shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof, all compensation awarded or paid as a result thereof shall belong to and be the property of Landlord without any participation by Tenant and without any deduction therefrom for any estate hereby vested in or owned by Tenant and Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant may be or become entitled by reason of any taking of the Premises or any part thereof, subject to the other provisions of this Section 19. Landlord shall have the exclusive power to collect, receive and retain any such award proceeds and to make any compromise or settlement in connection with such award. Nothing herein shall be deemed to preclude Tenant from prosecuting any claim directly against the condemning authority in such condemnation proceeding for loss or interruption of business or depreciation to, damage to or cost of removal of, or for value of, stock, trade fixtures, furniture, machinery, equipment and other personal property belonging to Tenant (including, without limitation, Tenant’s Personal Property), provided that no such claim shall diminish or otherwise adversely affect Landlord’s award. Tenant agrees to execute any and all further documents that may be reasonably required in order to facilitate collection by Landlord of any and all awards. Tenant, in cooperation with Landlord, shall have the right to participate in any condemnation proceedings for the purpose of protecting Tenant’s interest hereunder.

B.

If during the Term all or substantially all of any Site shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof, then Tenant may, not later than thirty (30) days after any such taking, give notice to Landlord of its intention to terminate this Lease as to such Site on any business day specified in such notice which occurs not less than thirty (30) nor more than one hundred eighty (180) days after such taking. In such event, this Lease shall terminate with respect to such Site only, on the date set forth in the notice provided by Tenant and upon such termination with respect to such Site only: (x) neither party shall have any obligation to the other with respect to such Site under this Lease; (y) this Lease shall remain in full force and effect with respect to all other Sites and (z) thereafter the Base Rent shall be reduced by an amount equal to the product of (i) the Applicable Rent Reduction Percentage for such Site, and (ii) the aggregate Base Rent in effect at such time. A taking of substantially all of a Site under this Section 19.B shall be deemed to have occurred if (i) (A) twenty percent (20%) or more of the square footage of the Building on such Site shall have been subject to a taking or (B) fifty percent (50%) or more of the square footage of such Site shall have been subject to a taking, or (ii) there shall have been a permanent loss of access, ingress or egress, or parking capacity (to the extent the loss of parking causes the Site to not comply with applicable Law). Notwithstanding anything to the contrary contained herein, Tenant shall not have the right to terminate this Lease with respect to the condemnation matters set forth on Schedule 19.B attached hereto.

C.

If during the Term all or any part of a Site shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof and if the Lease is not terminated as to such Site pursuant to Section 19.B as expressly provided in Section 19.B, then this Lease shall continue in full effect without abatement or reduction of Rent or other sums payable by Tenant under this Lease, notwithstanding such taking or private purchase. Tenant shall, promptly after any such taking and at its expenses (regardless of whether any awards are sufficient for the same) following receipt of the award, if any, from Landlord (to the extent Tenant is entitled to the same hereunder), repair any damage caused by any such taking in accordance with this Section 19 and the Restoration Standards and so that, after the completion of such repair, such Site shall be, as nearly as possible, in a condition as good as the condition thereof immediately prior to such taking, except for ordinary wear and tear. Any net award in excess of $250,000.00 collected by Landlord pursuant to Section 19.A shall be held by Landlord for the benefit and use of Tenant subject to and in accordance with the terms hereof (or by Landlord Mortgagee) and applied and paid over toward the cost of repair of damage due to such taking against certificates of Tenant, signed by an authorized officer of Tenant, delivered to Landlord from time to time as such repair progresses or is completed, each such certificate describing such repair for which Tenant is requesting payment, the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such repair. If the cost of repairs shall exceed the net award collected by Landlord, Tenant shall pay the deficiency. Any balance remaining in the hands of Landlord after payment of such costs of demolition, repair and restoration shall be retained by Landlord.

D.

If the use or occupancy of any Site or any portion thereof shall be temporarily requisitioned by any governmental authority, civil or military, then this Lease shall continue in full effect notwithstanding such requisition, without abatement or reduction of Rent or other sums payable by Tenant hereunder, and Tenant shall be entitled to receive the entire net award payable by reason of such temporary requisition. Any requisition of twenty four (24) months or longer shall be considered a taking of substantially all of a Site under this Section 19.B, and Tenant shall be afforded the termination rights as and to the extent set forth in said Section 19.B.

20.	INDEMNIFICATION.

A.

Notwithstanding the existence of any insurance required to be provided hereunder (but not in duplication thereof), and without regard to the policy limits of any such insurance, and in addition to and not in limitation of any other indemnity provided in this Lease, Tenant shall protect, indemnify, defend and hold harmless all Landlord Indemnified Parties from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, losses, costs, fees and commercially reasonable out-of-pocket expenses, including without limitation reasonable counsel fees and court costs, to the maximum extent permitted by Law, imposed upon, asserted against or suffered or incurred by any Indemnified Party directly or indirectly by reason of any claim, suit or judgment obtained or brought by or on behalf of any person or persons against any Landlord Indemnified Party, for damage, loss or expense, which arise out of, are occasioned by, or are in any way attributable to or related to the following: (i) Tenant’s use or occupancy of the Premises; (ii) the conduct of Tenant’s business at the Premises; (iii) any activity, work or thing done or permitted by or on behalf of Tenant or its agents, contractors or subtenants in or about the Premises; (iv) the condition of the Premises; (v) the Lease or any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant or Tenant’s Representatives; or (vi) the Premises or any accident, injury to or death of any person or damage to any property howsoever caused in or on the Premises, except to the extent that any of the foregoing are caused by the gross negligence or willful misconduct of Landlord and/or any Landlord Indemnified Parties. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against any Landlord Indemnified Party (“Landlord Claim”). If at any time a Landlord Indemnified Party shall have received written notice of or shall otherwise be aware of any Landlord Claim which is subject to indemnity under this Section 20.A, such Landlord Indemnified Party shall give reasonably prompt written notice of such Landlord Claim to Tenant; provided, that, except to the extent Tenant is materially prejudiced in its defense of such Landlord Claim, (I) such Landlord Indemnified Party shall have no liability for a failure to give notice of any Landlord Claim, and (II) the failure of such Landlord Indemnified Party to give such a notice to Tenant shall not limit the rights of such Landlord Indemnified Party or the obligations of Tenant with respect to such Landlord Claim. Landlord shall have the right to reasonably control the defense or settlement of any Landlord Claim. Tenant’s liability under this Section 20 shall survive the expiration or earlier termination of this Lease.

B.

Except to the extent prohibited by Law or caused by the gross negligence or willful misconduct of Landlord or any Landlord Indemnified Parties, Tenant hereby expressly releases Landlord and Landlord Mortgagee and all other Landlord Indemnified Parties from, and waives all claims for, damage or injury to person, theft, loss of use of or damage to property and loss of business sustained by Tenant and resulting from the Premises, including any Building, Property, Personal Property or Tenant’s Personal Property or any part thereof or any equipment therein or appurtenances thereto becoming in disrepair, or resulting from any damage, accident or event in or about the Premises. Without limiting the generality of the foregoing, this Section 20.B shall apply particularly, but not exclusively, to flooding, damage caused by any Building equipment and apparatuses, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration, death, loss, conversion, theft, robbery, or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices.

21.	ASSIGNMENT AND SUBLETTING.

A.

This Lease shall be fully assignable by the Landlord or its successors and assigns, in whole or in part in connection with Landlord’s sale or transfer of its interest in a Site (subject to Landlord and Tenant agreeing on applicable and customary agreements severing and modifying this Lease in their good faith reasonable discretion), provided Tenant’s obligations shall not be materially increased and its rights not materially diminished. In the event that from time to time Landlord desires to sever and partially assign its interest in the Lease with respect to one or more of the Sites in their entirety, then (a) the Base Rent allocated to any Sites covered by the partial assignment (the “Allocated Base Rent Amount”) shall be equal to the product of the Applicable Rent Reduction Percentage for such Sites and the then current Base Rent, (b) Landlord, at its cost and expense, shall prepare a lease modification agreement in a reasonable and customary form and reasonably approved by Landlord and Tenant acting cooperatively and in good faith, a new lease agreement covering such assigned sites in substantially the form of this Lease (each a “New Lease”) (with applicable and reasonable modifications necessary to take into account the Site(s)

covered by such new lease), and a landlord assignment and assumption of lease agreement with respect to any such Site so assigned (collectively, “Landlord Assignment Agreements”) in a reasonable and customary form and reasonably approved by Landlord and Tenant acting cooperatively and in good faith; (c) upon the assignment by Landlord, this Lease shall be amended to exclude any such Sites the subject of such partial assignment from the Lease, and the Base Rent hereunder shall be reduced by the Allocated Base Rent Amount and such other reasonably required modifications; and (d) the Base Rent payable under the assigned lease will equal the Allocated Base Rent Amount. In such event, each party (including Landlord’s assignee), shall endeavor in good faith to execute any such new Landlord Assignment Lease Agreement within ten (10) business days after delivery thereof. In addition, Tenant and Landlord shall execute and deliver to the other, any other instruments and documents reasonably requested by Landlord or Tenant and reasonably approved by the other in connection with the sale or assignment including without limitation, amended SNDAs and/or memorandum of leases. In addition, Tenant agrees to cooperate reasonably with Landlord in connection with any such sale or assignment at no cost or expense of or additional liability or adverse effect to, Tenant. From and after the effective date of any such Landlord Assignment Lease Agreement, Landlord will be released from any liability thereafter accruing with respect to the Sites covered thereby and such assignee shall be deemed to have assumed all such liabilities. In the event of a transfer by Landlord under this Section 21.A, the Security Deposit shall be reduced on a pro-rata basis to correspond with the adjusted Allocated Base Rent Amount and refunded to Tenant or Tenant may elect to post a replacement Letter of Credit in such lesser amount. Following the effective date of any such transfer the cross-default provisions of this Lease shall be deemed null and void with respect to such transferred Sites and all references thereto removed from such New Lease.

B.

Landlord shall have the right to sell or convey the entire Premises subject to this Lease or to assign its right, title and interest as Landlord under this Lease in whole or in part. In the event of any such sale or assignment other than a security assignment, Tenant shall attorn to such purchaser or assignee and Landlord shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Landlord contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

C.

Tenant acknowledges that Landlord has relied both on the business experience and creditworthiness of Tenant and upon the particular purposes for which Tenant intends to use the Premises in entering into this Lease. Subject to the terms of this Section 21 where a Transfer is expressly permitted without the prior written consent of Landlord, any Transfer by Tenant, including, without limitation, any of the following Transfer events shall require Landlord’s written consent which consent may be granted or withheld in Landlord’s sole and absolute discretion: (i) an assignment, transfer, conveyance, pledge or mortgage of this Lease or any interest therein, whether by operation of law or otherwise; (ii) a direct or indirect transfer of fifty percent (50%) or more of an interest in Tenant (whether by stock, partnership interest or otherwise, voluntarily or by operation of law); provided, however, any (A) Affiliate Transfer (subject to the provisions of Section 21(F) or (B) Transfer where following the completion of said transaction the transferee has an investment grade credit rating and the assignee remains fully and primarily liable hereunder shall not require Landlord’s prior written consent; (iii) no direct or indirect interest in Tenant shall be pledged, encumbered, hypothecated or assigned as collateral for any obligation of Tenant; (iv) no change of Control of Tenant shall occur, provided that Landlord consent shall not be required (but prior written notice to Landlord shall be required unless Tenant is Publically traded) under this clause (iv) if the following conditions are satisfied: (A) immediately following such change of Control of Tenant, Tenant has an investment grade rating (public or private) pursuant to ratings established by either (x) Standard & Poor’s; (y) Moody’s; or (z) at least two (2) of the following Nationally Recognized Statistical Ratings Organizations (NRSRO): Fitch, Morningstar, Kroll, and Egan-Jones; or (B) prior to such change of Control of Tenant, both of the following conditions are satisfied: (x) this Lease is amended (by written instrument reasonably acceptable to Landlord) to increase the then-applicable Base Rent by five percent (5%) (and which Base Rent, as so increased, shall continue to increase by two percent (2%) each year during the Term and each Renewal Term), and (y) Tenant delivers to Landlord a Letter of Credit in an amount equal to the aggregate Base Rent scheduled to be paid by Tenant to Landlord hereunder from the date of delivery of such Letter of Credit until the date that is twenty-four (24) months thereafter as an additional Security Deposit, to be held by Landlord for the balance of the Term; and (v) Tenant shall not sublet all or any part of the Premises (except as expressly permitted herein) (each of items (i) through (v) are hereinafter referred to as a “Transfer”). In addition, no interest in Tenant, or in any individual or person owning directly or indirectly any interest in Tenant, shall be transferred, assigned or conveyed to any individual or person whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations and/or who is in violation of any of the OFAC Laws and Regulations, and any such transfer, assignment or conveyance shall not be effective until the transferee has provided written certification to Tenant and Landlord that (A) the transferee or any person who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations, and (B) the transferee has taken reasonable measures to assure than any individual or entity who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any person to the extent that such person’s interest is in or through a U.S. Publicly-Traded Entity.

D.

Except as expressly provided otherwise herein, Landlord’s consent to a Transfer shall be subject to the satisfaction of such conditions as Landlord shall determine in its sole and absolute discretion, including, without limitation, the proposed transferee having satisfactory creditworthiness as determined by Landlord in its sole and absolute discretion. In addition, any such consent shall be conditioned upon the payment by Tenant to Landlord of all commercially reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such consent, including, without limitation, reasonable attorneys’ fees. The provisions of this Section 21 shall apply to every Transfer requiring Landlord consent regardless of whether voluntary or not, or whether or not Landlord has consented to any previous Transfer. Except as expressly permitted by the terms of this Lease or otherwise expressly agreed to by Landlord in writing in conjunction therewith, no Transfer shall relieve Tenant of its obligations under this Lease, it being understood that the initial Tenant under this Lease always shall remain liable and responsible for the obligations of the tenant hereunder. Any Transfer in violation of this Section 21 shall be voidable at the sole option of Landlord.

E.

Notwithstanding the foregoing, but subject to the conditions set forth in the following sentence, the prior written consent of Landlord shall not be required for the assignment by Tenant of this Lease to an Affiliate (an “Affiliate Transfer”) of Tenant, or the transfer of the voting stock of Tenant to an Affiliate of Tenant in a single transaction or a series of transactions. Tenant’s right to complete an assignment or transfer contemplated by the preceding sentence shall be subject to the satisfaction of the following conditions precedent at the time of the proposed assignment or transfer:

(1)	no Event of Default shall have occurred and be continuing;

(2)

Tenant shall provide Landlord with written notice of such proposed assignment or transfer at least thirty (30) days prior to the anticipated date of such assignment or transfer; provided that if Tenant is publicly traded, Tenant shall not be obligated to provide Landlord with prior notice of such Affiliate Transfer, but shall provide Landlord with written notice of such Affiliate Transfer within five (5) days following such Transfer;

(3)	Tenant and such Affiliate transferee shall execute such commercially reasonable and appropriate documents to evidence the obligations of Tenant and, to the extent applicable,

such Affiliate, as lessee, hereunder and shall provide evidence that such Transfer qualifies as an Affiliate Transfer hereunder, in each case as reasonably required by Landlord.

(4)	The assignor Tenant shall remain primarily liable and responsible for the obligations of the Tenant hereunder.

Notwithstanding the foregoing, but subject to the conditions set forth in the following sentence, Tenant shall have the right to sublease upon prior written notice to Landlord but without Landlord’s consent to: (i) any wholly-owned subsidiary or Affiliate of Tenant; and/or (ii) to any sublessee in a transaction leasing three (3) or more of the Sites at any time. Tenant’s right to sublease the Sites as contemplated by the preceding sentence shall be subject to the following conditions:

(1)	no Event of Default shall have occurred and be continuing; and

(2)	the proposed sublease will not result in a violation of any term or condition of this Lease

(3)	any such sublease shall be subordinate to this Lease and Tenant shall remain primarily liable and responsible for the obligations of the Tenant under this Lease notwithstanding such sublease; and

(4)	the Sites subject to such subleases shall be used for the uses permitted herein and shall otherwise be operated and maintained in accordance with the terms and conditions of this Lease.

F.

Further, Tenant shall have the right, without the consent of Landlord, to assign Tenant’s interest in this Lease and/or to sublet or license all or any portion of the Premises: (a) to any entity which purchases all or substantially all of the assets of Tenant; (b) as part of a merger, acquisition, consolidation or public offering of stock or other interests; and/or (c) as may otherwise be required by Law, so long as, in each case, (i) no Event of Default has occurred and is continuing as of the date such proposed assignment becomes effective; (ii) the proposed assignment is not reasonably expected to result in a violation of a material term or condition of this Lease; (iii) the proposed assignee Tenant is experienced in management and operation of facilities similar to the Premises and has a favorable business and operational reputation and character (as reasonably determined by Landlord); (iv) immediately after the proposed assignment, the assignee Tenant has an investment grade rating (public or private) pursuant to ratings established by either (x) Standard & Poor’s; (y) Moody’s; or (z) at least two (2) of the following Nationally Recognized Statistical Ratings Organizations (NRSRO): Fitch, Morningstar, Kroll, and Egan-Jones and (v) the net worth of the assignee Tenant after such assignment, merger, acquisition, consolidation or public offering of stock or other interests is equal or greater than the greater of (A) Tenant’s net worth as of the date hereof or (B)

Tenant’s net worth immediately prior to such assignment merger, acquisition, consolidation or public offering of stock or other interests, in each case as reasonably determined by Landlord.

G.

Any Transfer shall not relieve Tenant, or any person claiming by, through or under Tenant, of the obligation to obtain the consent of Landlord, pursuant to this Section 21, to any further Transfer. In the event of a sublease, if there exists an Event of Default, Landlord may collect rent from the subtenant without waiving any rights under this Lease while such Event of Default is continuing. Any rent Landlord may collect from any such subtenant will be first applied to the Rent due and payable under this Lease and any other amounts then due and payable and then applied to the Rent as it becomes due and payable under this Lease. The collection of the Rent and any other sums due and payable under this Lease, from a person other than Tenant shall not be a waiver of any of Landlord’s rights under this Section 21.D, an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease.

H.

No Transfer shall impose any additional obligations on Landlord under this Lease. Tenant shall reimburse Landlord (and Landlord’s Mortgagee, if applicable) for Landlord’s reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred in conjunction with the reviewing and processing and documentation of any Transfer requiring Landlord’s consent that is actually consummated.

22.	LIENS.

Tenant will not, directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any mechanic’s, supplier’s or vendor’s lien, encumbrance or charge on the Premises or any part thereof, other than any of the same arising by or through Landlord. The existence of any mechanic’s, supplier’s or vendor’s lien, or any right in respect thereof, shall not constitute a violation of this Section 22 if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen or, if Tenant is protesting or challenging such lien in good faith and has, within forty-five (45) days (or such earlier time as reasonably required by Landlord’s Mortgagee after Tenant’s receipt of written notice) after Tenant receives actual notice of such lien, bonded over such lien. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, expressed or implied, of any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof, and any such contractor, subcontractor, laborer, materialman or vendor shall look solely to Tenant and Tenant’s interest in the Premises to secure the payment of any bills for any labor, services, or materials furnished. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding the Premises or any part thereof through or under Tenant, and that no mechanic’s or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises. If Tenant has not removed any such lien or other encumbrance described above within forty-five (45) days after written notice thereof to

Tenant, Landlord may, but shall not be obligated to, pay the amount of such lien or other encumbrance or discharge the same by deposit, and the amount so paid or deposited shall constitute additional Rent and be collectible upon demand with interest at the Default Rate. Landlord hereby consents to the granting of a lien or security interest on the fixtures, furnishings, trade fixtures, furniture, computers, telephone systems, machinery, equipment and other of Tenant’s Personal Property installed or placed on the Premises by Tenant in connection with any credit facility that Tenant has or may have during the Term hereof, and Tenant shall give Landlord written notice of any such lien.

23.	TENANT’S DEFAULT.

Each of the following events shall be deemed to be an “Event of Default” under this Lease: (i) failure to pay Rent or any other monetary obligation as and when due, and such failure continues for five (5) Business Days after Tenant’s receipt of Landlord’s written notice thereof; (ii) Tenant abandons the Premises; provided, however, in no event shall a cessation of business as permitted herein be deemed abandonment by Tenant; (iii) Tenant becomes insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under state or federal bankruptcy laws (or successor laws) or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant; (iv) a writ of attachment or execution is levied on this Lease, or a receiver is appointed with authority to take possession of the Premises, which attachment, execution or receiver is not removed within thirty (30) days of filing or appointment of a receiver; (v) Tenant shall be liquidated or dissolved; (vi) Tenant shall violate Section 22 hereof; (vii) the estate or interest of Tenant in the Premises or any part thereof shall be levied upon or attached in any proceeding relating to more than One Hundred Thousand and No/100 Dollars ($100,000.00), and the same shall not be vacated, discharged or stayed pending appeal (or bonded or otherwise similarly secured payment) within the earlier of sixty (60) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord or any earlier period provided by Law for obtaining any stay pending appeal or to prevent foreclosure or sale; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable Law; (viii) Tenant fails to maintain any insurance required by this Lease; (ix) failure of Tenant to replenish the Security Deposit or provide a replacement Letter of Credit as provided in Section 5.E; and (x) failure by Tenant to perform any other covenant, agreement or undertaking of the Tenant contained in this Lease if the failure to perform is not cured within thirty (30) days after Tenant’s receipt of Landlord’s written notice thereof; provided, however, if the breach cannot reasonably be cured within thirty (30) days, the same shall not result in an Event of Default if Tenant commences to cure the breach within thirty (30) days of receipt of Landlord’s written notice and diligently and in good faith continues to prosecute the cure of said breach to completion, provided such breach is cured within ninety (90) days after Tenant’s receipt of Landlord’s written notice thereof.

24.	REMEDIES OF LANDLORD.

A.

From and after the occurrence of any Event of Default, Landlord shall have the option to pursue any one or more of the following remedies as well as any other remedy available at Law or in equity for such Event of Default: (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) using lawful means, enter upon and take possession of the Premises without terminating this Lease and without being liable for prosecution or claim for damages, and relet, upon reasonable terms, all or a portion of the Premises (if Landlord elects to enter and relet the Premises, Landlord may at any time thereafter elect to terminate this Lease); (iii) sue periodically to recover damages during the period corresponding to the portion of the Term for which suit is instituted, and if Landlord elects to sue and is successful in such suit, Landlord shall be entitled to recover all actual third party costs and expenses of such suit, including reasonable attorneys’ fees, together with interest at the Default Rate; (iv) re-enter the Premises or any portion thereof and attempt to cure any default of Tenant, or make any such payment or perform such act for the account of and at the expense of Tenant, in which event Tenant shall, upon demand, reimburse Landlord as additional Rent for all reasonable costs and expenses which Landlord incurs to cure such default, together with interest at the Default Rate accruing from the date such costs and expenses were incurred, and Tenant agrees that no such entry or action by Landlord shall constitute an actual or constructive eviction or repossession, without Landlord’s express intention to do so as expressed in writing, and no such entry shall be deemed an eviction of Tenant; (v) to the extent permitted by applicable Law, and provided Landlord has terminated this Lease, accelerate and recover from Tenant all Rent and other monetary sums scheduled to become due and owing under this Lease after the date of such breach for the entire Term and any Renewal Term that has been exercised; provided however such amounts shall be discounted to present value at a rate equal to a rate of United States Treasuries with a maturity closest to the remaining Term; and (vi) enforce the provisions of this Lease by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy. Tenant shall reimburse Landlord for any actual out-of-pocket expenses which Landlord actually incurs in complying with the terms of this Lease on behalf of Tenant, together with interest at the Default Rate.

B.

If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant all Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional Rent payable by Tenant, or for which Tenant is liable or for which Tenant has agreed to indemnify Landlord, which may be then owing and unpaid, and all actual third party costs and expenses, including court costs and reasonable attorneys’ fees, incurred by Landlord in the enforcement of its rights and remedies hereunder, together with interest at the Default Rate. In addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty the lesser of (i) the sum of (1) the aggregate sum which at the time of such termination represents the present value of the aggregate Rent which would have been payable after the termination date had this Lease not been terminated for the remainder of the Term or Renewal Term, as applicable, during which such termination occurred, such present value to be computed on the basis of the rate of U.S. Treasury Bills with the closest maturity date correlating with the amount of time left in the Term or Renewal Term, as applicable, had this Lease not been terminated, and (2) any damages in addition thereto, including without limitation reasonable attorneys’ fees and court costs, which Landlord sustains as a result of the breach of any of the covenants of this Lease other than for the payment of Rent, and interest at the Default Rate or (ii) the greatest amount permitted by applicable Law.

C.

Landlord shall be obligated to use commercially reasonable efforts to mitigate damages upon the occurrence of an Event of Default. Landlord’s obligation to mitigate damages shall be satisfied in full if Landlord undertakes to lease the Premises (the “Repossessed Premises”) to another tenant (a “Substitute Tenant”) in accordance with the following criteria: (1) Landlord shall have no obligation to solicit or entertain negotiations with any other prospective tenants for such Repossessed Premises until Landlord obtains full and complete possession of such Repossessed Premises including, without limitation, the final and unappealable legal right to relet such Repossessed Premises free of any claim of Tenant; (2) Landlord shall not be obligated to lease or show such Repossessed Premises, on a priority basis, or offer such Repossessed Premises to a prospective tenant when other premises in the applicable Building or any other building owned by Landlord suitable for that prospective tenant’s use are (or will be) available; (3) Landlord shall not be obligated to lease such Repossessed Premises to a Substitute Tenant for a rent less than the current fair market rent then prevailing for similar uses in Comparable Buildings for such Repossessed Premises, nor shall Landlord be obligated to enter into a new lease under other terms and conditions that are unacceptable to Landlord under Landlord’s then current leasing policies for comparable space in the applicable Building or for a building belonging to Landlord in the vicinity; (4) Landlord shall not be obligated to enter into a lease with a Substitute Tenant whose use would: (i) violate any restriction, covenant, or requirement contained in the lease of another tenant of the applicable Building; or (ii) adversely affect the reputation of the applicable Building; and (5) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant which does not have, in Landlord’s reasonable opinion, sufficient financial resources to operate such Repossessed Premises in a first-class manner and to fulfill all of the obligations in connection with the lease thereof as and when the same become due. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under Section 24.A and Section 24.B.

D.

Pursuit of any of the above stated remedies by Landlord after an Event of Default shall not preclude pursuit of any other remedy provided in this Lease or at Law or in equity, nor shall pursuit of any remedy constitute forfeiture or waiver of any payment due to Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of any other violation or default. Once an Event of Default occurs, following the expiration of the applicable notice and cure period, Landlord shall not be obligated to accept any delinquent cure of such Event of Default, unless Landlord states in writing, in its sole and absolute discretion, that such Event of Default has been cured.

25.	SUBORDINATION/ATTORNMENT.

A.

Landlord Mortgage. Landlord may mortgage its fee interest in the Premises or any portion thereof, at any time, and from time to time, in accordance with the terms hereof. Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that this Lease shall be subordinate to any Landlord Mortgage and the rights of any Landlord Mortgagee; provided, however, in the event of a foreclosure under any such Landlord Mortgage, or conveyance or assignment in lieu of foreclosure or by deed in lieu of foreclosure, such Landlord Mortgagee and its successors and assigns shall not disturb the occupancy or other rights of Tenant under the terms of this Lease so long as no Event of Default exists hereunder. If requested by Landlord, Tenant shall, promptly and in no event later than twenty (20) days after a request from Landlord, enter into a reasonable and customary subordination, non-disturbance and attornment agreement (“SNDA”) with Landlord Mortgagee to effectuate the subordination, non-disturbance and attornment rights contemplated by this Section 25.A. Landlord shall use commercially reasonable efforts to cause the current Landlord Mortgagee, if any, to deliver an SNDA on the Effective Date hereof.

B.

Landlord’s interest in this Lease and/or any of the Sites shall not be subordinate to any liens or encumbrances placed upon any of the Sites by or resulting from any act of Tenant, and nothing herein contained shall be construed to require such subordination by Landlord. Tenant shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Tenant.

C.	For the purposes of this Lease, the following definitions shall apply:

“Landlord Mortgage” shall mean any financing obtained by Landlord, as evidenced by any mortgage, deed of trust, assignment of leases and rents, financing statement or other instruments, and secured by the interest of Landlord in the Premises or any portion thereof, including any extensions, modifications, amendments, replacements, supplements, renewals, refinancings and consolidations thereof.

“Landlord Mortgagee” shall mean the mortgagee (and its successors and assigns) under any Landlord Mortgage.

26.	ESTOPPEL CERTIFICATE.

A.

At any time, and from time to time, Tenant shall, promptly and in no event later than fifteen (15) days after a request from Landlord, execute, acknowledge and deliver to Landlord a certificate in the form attached hereto as Exhibit D reasonably requested certifying: (i) that Tenant has accepted the Premises; (ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications); (iii) the commencement and expiration dates of the Term, including the terms of any extension options of Tenant; (iv) the date to which the rentals have been paid under this Lease and the amount thereof then payable; (v) whether there are then any existing defaults by Landlord in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vi) that Tenant is not in default under this Lease beyond any grace or cure periods, except as to defaults specified in the certificate; (vii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; (viii) that Landlord has no actual involvement in the management or control of decision making related to the operational aspects or the day- to-day operations of the Premises; and (ix) any other information reasonably requested by Landlord.

B.

At any time, and from time to time, in connection with any sale or refinancing by Landlord, but otherwise not more often than twice in any 12 month period. Tenant shall, at Landlord’s request, use commercially reasonable efforts to obtain estoppel certificates, in a form requested by Landlord or any Landlord Mortgagee, from any applicable counterparties under any applicable declarations, covenants, conditions and restrictions, reciprocal easement agreements or other encumbrances.

27.	HAZARDOUS MATERIALS.

Notwithstanding anything contained herein to the contrary:

A.

Tenant covenants and agrees that it shall not cause, conduct, authorize or allow (i) the presence, generation, transportation, storage, treatment, or usage at the Premises, or any portion thereof, of any Hazardous Material in violation of or as would give rise to liability under Environmental Laws; (ii) a Release or threat of Release of any Hazardous Material on, under, about or in the Premises; or (iii) any violation of or liability under any Environmental Law at or with respect to the Premises or activities conducted thereon. For avoidance of doubt, nothing in this Section 271.A shall prohibit Tenant from using at the Premises (I) cleaning materials, pesticides, and other common household and office products, and/or (II) materials in connection with any fuel tanks, generators or the like on the Premises, solely to the extent, with respect to each of the preceding clauses (I) and (II), that any such use thereof is in compliance with Environmental Laws.

B.

Tenant shall, at its own cost, comply and ensure that the Premises and all operations and activities at the Premises comply with all Environmental Laws and the terms of this Lease with respect to Hazardous Materials. Tenant shall, at its own cost, obtain all permits, licenses and authorizations required under Environmental Laws for the operations and activities conducted at the Premises.

C.

Tenant shall promptly provide Landlord with written notice of any actual or potential violation of Environmental Laws, any Release of Hazardous Materials in or around any Site that could impact the Premises or require any investigation, remediation or other response action under Environmental Law, and any claim or threat of a claim asserting any liability under Environmental Laws relating to the Premises, and copies of all reports, site assessments, and material communications, permits or agreements to, from or with any governmental authority or other third party relating to such violation, Release or claim; and

D.

Landlord and Landlord’s Representatives, including such environmental consultants as Landlord may designate, shall have the right upon reasonable prior notice, and subject to Section 14 hereof, to enter any Site and/or conduct appropriate tests and investigations for the purpose of assessing the condition of any such Site or ascertaining that Tenant complies with the terms of this Lease and with all applicable Environmental Laws that relate in any way to any such Site.

E.

If the presence, Release, threat of Release, presence or placement on, in or around any Site, or the generation, transportation, storage, use, treatment, or disposal at or around any Site of any Hazardous Material by Tenant, Tenant’s Representatives, or by any third party other than Landlord or Landlord’s Representatives: (i) gives rise to liability or obligation (including, but not limited to, any investigatory, remedial, removal, reporting, or other response action) under any Environmental Law, (ii) causes or threatens to cause a material and adverse effect on public health or occupational safety and health, (iii) pollutes or threatens to pollute the environment, or endanger human health, or (iv) otherwise violates Environmental Law, Tenant shall promptly take any and all remedial and removal actions required by Environmental Laws or otherwise necessary to clean up any such Site to comply with all environmental standards applicable to any such Site given its use at the time of the remediation and mitigate exposure to liability arising from the Hazardous Material.

F.

Tenant shall promptly notify Landlord upon Tenant becoming aware of: (i) any enforcement action, investigation, cleanup, notice of violation, or other regulatory action taken or threatened against either party or otherwise related to the Premises by any governmental authority with respect to the presence of any Hazardous Material at any Site, or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any governmental authority or other person against either party hereto or otherwise relating to any actual or alleged violation of or liability under Environmental Laws or relating to any loss or injury resulting from any Hazardous Material or based on Environmental Laws, (iii) any Release of Hazardous Materials, unlawful discharge, or non-routine, improper or unlawful disposal or transportation of any Hazardous Material on or from any Site, and (iv) any matters where Tenant is required by Environmental Law to give a notice to any governmental authority respecting any Hazardous Materials in, at, on, under or about any Site, and Tenant shall thereafter keep Landlord reasonably apprised with respect to the status and Tenant’s actions to resolve such matters, and shall furnish Landlord with such other documents and information as Landlord may reasonably request with respect thereto. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then actually known by Tenant to be used, stored, or maintained in, on or upon the Premises. In such case, Tenant shall if requested by Landlord provide Landlord with information with respect to the use and approximate quantity of each such material, a copy of any Material Safety Data Sheet issued by the manufacturer therefor, written information concerning the removal, transportation, and disposal of the same, and such other information as the Landlord may reasonably require or as may be required by Environmental Laws.

G.

Tenant shall indemnify, defend and hold Landlord and the Landlord Indemnified Parties harmless, in the manner specified in Section 20, from and against any and all liability, claim, expense, cause of action, fines, judgments, settlements, investigation, monitoring and remediation costs, penalties, losses and damages (including reasonable attorney’s, consultant’s and contractor’s fees) resulting or arising from (i) the breach by Tenant of its covenants and agreements set forth in this Section 27, (ii) the presence, Release, placement on, in or around the Premises, or the generation, transportation, storage, use, treatment or disposal at or around any Site of any Hazardous Materials before or during the Term and any Renewal Term, as applicable, by Tenant or any third party other than Landlord or Landlord’s Representatives, (iii) any violation of or obligation under Environmental Law before or during the Term and any Renewal Term, as applicable, by Tenant or any third party other than Landlord or Landlord’s Representatives, and (iv) claims by governmental authorities or other third parties associated with Hazardous Materials or violations of or obligations under Environmental Laws by Tenant or any third party other than Landlord or Landlord’s Representatives, or Hazardous Materials present at, on, under or about any Site before or during the Term and any Renewal Term, as applicable, including, without limitation those that were discovered during the Term and any Renewal Term, as applicable, which were caused prior to the Term by Tenant or its agents, representatives, employees, contractors, subcontractors, licensees or invitees or any third party other than Landlord or Landlord’s Representatives; provided, however, in no event shall Tenant’s indemnity obligations hereunder apply to any violations of Environmental Laws or Releases of Hazardous Materials caused by the gross negligence or willful misconduct of Landlord or Landlord’s Representatives. The foregoing indemnity obligations shall survive the expiration or earlier termination of this Lease.

28.	PRESS RELEASES.

Except for any announcement intended solely for internal distribution by Landlord or Tenant or any disclosure required by legal, accounting or regulatory requirements of the disclosing party, all media releases or public announcements (including, but not limited to, promotional or marketing material) by Landlord or Tenant or either party’s employees or agents relating to this Lease or its subject matter, or including the name, trade name, trade mark, or symbol of Tenant or an Affiliate of Tenant, or Landlord or an Affiliate of Landlord, shall be coordinated with and approved in writing by the other party prior to the release thereof; provided, that nothing herein is intended to require Tenant’s consent to the identification of Tenant or the particulars of this Lease in connection with any marketing of the Premises or any portion thereof by Landlord.

29.	HOLDING OVER.

Except as set forth below, if Tenant continues to occupy the Premises or any portion thereof after the expiration or other termination of this Lease or the termination of Tenant’s right of possession with respect to the Premises, such occupancy shall be that of a tenancy at sufferance. Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease (other than provisions relating to length of the Term) and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to (i) one hundred percent (100%) of the additional Rent due under this Lease for the holdover period, and (ii) one hundred fifty percent (150%) of the monthly Base Rent due in the month immediately prior to the expiration or earlier termination of the Term. Except as set forth below, no holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the Term shall be construed to extend the Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In the event that Tenant continues to occupy the Premises or any portion thereof after the expiration or termination of this Lease, such occupancy shall be that of a tenancy at sufferance Tenant shall be liable to Landlord for all direct and consequential damages which Landlord may suffer by reason of any holding over by Tenant. To the extent notice is required by applicable Law to terminate such tenancy at sufferance, then such tenancy at sufferance shall be terminable upon the lesser of (i) the minimum notice period required by applicable Law and (ii) thirty (30) days prior written notice by either party.

30.    FINANCIAL STATEMENTS. Unless and until the Premises (or any applicable Site) are assigned to a third party, within ninety (90) days after the end of each fiscal year of Tenant, Tenant shall deliver to Landlord complete audited financial statements of the Tenant, including a balance sheet, profit and loss statement for the fiscal period then ended (provided, that Tenant shall not be obligated to deliver the financial statements described in this clause so long as Tenant is publicly traded). Unless and until the Premises (or any applicable Site) are assigned to a third party within forty-five (45) days after the end of the first three fiscal quarters each fiscal year, Tenant shall deliver to Landlord income statements for the business at each of the Sites.. From and after the date the Premises (or any applicable Site) are assigned to a third party, within ninety (90) days after the end of each fiscal year of Tenant, Tenant shall deliver to such assignee Landlord a gross sales report on such applicable Site. Upon written request from such Assignee Landlord, which shall occur no more than once in any twelve (12) month period, and subject to such assignee Landlord executing a reasonable confidentiality agreement, Tenant shall provide audited financial statements of the Tenant, including a balance sheet, profit and loss statement, for the fiscal period then ended (provided, that Tenant shall not be obligated to deliver the financial statements described above so long as Tenant is publicly traded).

31.	QUIET ENJOYMENT.

So long as Tenant is not in default under this Lease beyond any applicable notice and cure period, Landlord shall not take any action to disturb in any material respect Tenant’s quiet enjoyment of the Premises (subject, however, to the exceptions, reservations and conditions of this Lease). Except to the extent expressly set forth in this Section 31, Tenant hereby waives any right or defense it may have at law or in equity relating to Tenant’s quiet enjoyment of the Premises.

32.	NOTICES.

Any notice, demand, request, or other communication that any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three (3) business days after mailing; (c) if by Federal Express or other nationally recognized overnight courier service, on the next business day after delivered to such courier service for delivery on the next business day; or (d) if by facsimile or e-mail transmission, on the day of transmission so long as a copy is sent on the same day (or prior thereto) by Federal Express or other nationally recognized overnight courier service for delivery on the next business day, to the addresses set forth in Section 2 hereof, or at such other address as the party to be served with notice has furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Attorneys for either party hereto may provide notice of behalf of such party, provided that all other requirements of this Section 32 are satisfied.

33.    PERSONAL LIABILITY. (a) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Landlord, that (i) there shall be absolutely no personal liability on the part of the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns, to Tenant with respect to any of the terms, covenants and conditions of this Lease, (ii) Tenant waives all claims, demands and causes of action against the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, and (iii) Tenant shall look solely to Landlord’s interest in the Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, or any other matter in connection with this Lease or the Premises, such exculpation of liability to be absolute and without any exception whatsoever. No breach by Landlord of any provision of this Lease shall give rise to a right of Tenant to terminate this Lease, it being understood and agreed that Tenant’s sole remedy for any such breach shall be a claim for actual damages (if any). Furthermore, Tenant hereby knowingly, voluntarily and intentionally waives any right it may have to seek punitive, consequential, special and indirect damages from Landlord and any of such Landlord’s direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns with respect to any matter arising out of or in connection with this lease or any document contemplated herein or related hereto. The waiver by Tenant of any right it may have to seek punitive, consequential, special and indirect damages has been negotiated by the parties hereto and is an essential aspect of their bargain.

(b) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Tenant, that (i) there shall be absolutely no personal liability on the part of the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and its successors or assigns, to Landlord with respect to any of the terms, covenants and conditions of this Lease, and (ii) Landlord waives all claims, demands and causes of action against the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and their respective successors or assigns in the event of any breach by Tenant of any of the terms, covenants and conditions of this Lease to be performed by Tenant. Furthermore, Landlord hereby knowingly, voluntarily and intentionally waives any right it may have to seek punitive, consequential, special and indirect damages from Tenant’s direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and their respective successors or assigns with respect to any matter arising out of or in connection with this Lease or any document contemplated herein or related hereto.

34.	ENTIRE AGREEMENT.

This Lease represents the entire agreement and understanding between Landlord and Tenant with respect to the subject matter herein, and there are no representations, understandings, stipulations, agreements or promises not incorporated in writing herein.

35.	AMENDMENTS.

No amendments or modifications of this Lease shall be effective unless such amendment or modification is in writing and executed and delivered by and between Tenant and Landlord, nor shall any custom, practice or course of dealing between the parties be construed to waive the right to require specific performance by the other party in compliance with this Lease.

36.	LEGAL INTERPRETATION.

Each of Landlord and Tenant hereby agree that the State of Illinois has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limiting the foregoing, matters of construction, validity and performance), this Lease and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and performed therein and all applicable law of the United States of America; except that, at all times, the provisions for the creation of the leasehold estate created by this Lease, enforcement of Landlord’s rights and remedies with respect to right of re-entry and repossession, surrender, delivery, ejectment, dispossession, eviction or other in-rem proceeding or action regarding each Site pursuant to Section 24 hereunder shall be governed by and construed according to the Laws of the State in which such Site is located, it being understood that, to the fullest extent permitted by law of such State where such Site is located, the law of the State of Illinois shall govern the validity and enforceability of this Lease, and the obligations arising hereunder. To the fullest extent permitted by law, Tenant and Landlord hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Lease. Words of any gender shall be construed to include any other gender, and words in the singular number shall be construed to include the plural, unless the context otherwise requires. The headings of the sections have been inserted for convenience only and are not to be considered in any way in the construction or interpretation of this Lease. Except as otherwise herein expressly provided, the terms of this Lease shall apply to, inure to the benefit of, and be binding upon, the parties and their respective assigns, successors and legal representatives. Any legal suit, action or proceeding against Tenant arising out of or relating to this Lease may be instituted in any federal court in the Northern District of Illinois or state court sitting in Cook County, State of Illinois, and Landlord and Tenant each waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in such federal district or county and state, and Landlord and Tenant each hereby expressly and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. In this Lease, the words “include”, “includes” or “including” mean “include without limitation”, “includes without limitation” and “including without limitation”, respectively, and the words following “include”, “includes” or “including” shall not be considered to set forth an exhaustive list.

37.	OPTION TO RENEW.

A.

Tenant shall have the right, at its election made in its sole discretion, to extend the Term (the “Renewal Option”) for the additional periods set forth in Section 1.E (each, a “Renewal Term”), provided that each of the following occurs:

1.

Landlord receives irrevocable written notice of exercise of the Renewal Option (the “Renewal Notice”), not less than twelve (12) full months prior to the expiration of the then existing Term (or Renewal Term, as case may be); and

2.	There is no uncured Event of Default beyond any applicable notice and cure period at the time that Tenant delivers the Renewal Notice.

B.

The Renewal Term shall be upon the same terms and conditions as in this Lease except (i) Base Rent for the first year of the applicable Renewal Term shall be equal to one hundred one percent (101%) of the Base Rent for the year immediately preceding the first year of the applicable Renewal Term and Base Rent shall increase by one percent (1%) annually during each Fixed Renewal Term and (ii) Base Rent for the first year of each of the FMV Renewal Terms shall be the Market Rate as determined in accordance with this Section 37.B, and the Base Rent shall increase by one percent (1%) annually thereafter following establishment of the Market Rate during each FMV Renewal Term. With respect to any FMV Renewal Term, “Market Rate” for the Premises shall mean the Base Rent rate that the Premises would be expected to be leased for, for a term commencing on the applicable commencement date of such FMV Renewal Term and with a duration equal to the number of years in the FMV Renewal Term, in its then-existing condition, in an arms-length transaction between a willing landlord and willing tenant in the commercial space market existing in the vicinity of the Premises at the time such rate is established. Such determination shall include consideration of all relevant factors, including: (i) the size, use and location of the Premises, and the quality of, condition of, and the nature of the improvements in, the Building, including without limitation, the necessity to remove such improvements, but shall exclude the value of improvements installed by Tenant in such Premises that are to be removed by Tenant at the expiration of the Term; (ii) other Comparable Buildings to the Building; (iii) other comparable leasing transactions in comparable locations in the vicinity of the Premises for new leases (with appropriate adjustments for different size premises and different length terms), and the rents and concessions, allowances and commissions granted along with the other terms of such transactions; (iv) the financial condition of Tenant; and (v) the terms of this Lease, including (x) Rents payable by Tenant hereunder (in addition to the Base Rent), and (y) the increases in Base Rent provided for herein for the years following such FMV Renewal Term for which the Market Rate is being determined.

C.

Within forty-five (45) days after receipt of the Renewal Notice, Landlord shall, if applicable for the FMV Renewal Term, advise Tenant of Landlord’s determination of the Market Rate for such FMV Renewal Term. Tenant, within twenty (20) days after the date on which Landlord advises Tenant of the applicable Market Rate for the first year of such FMV Renewal Term, shall either (i) give Landlord final binding written notice (the “Binding Notice”) of Tenant’s exercise of the Renewal Option, or (ii) if Tenant disagrees with Landlord’s determination, provide Landlord with written notice of rejection (the “Rejection Notice”). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such twenty (20) day period, Tenant’s Renewal Option shall be deemed to be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment upon completion of the process set forth in these Sections 37.C and 37.D upon the terms and conditions set forth herein (including the Base Rent for such FMV Renewal Term in accordance with such Binding Notice). If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall reasonably cooperate to agree upon the Market Rate for the first year of such FMV Renewal Term. Upon agreement, Tenant shall provide Landlord with a Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment upon completion of the process set forth in these Sections 37.C and 37.D in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Market Rate within twenty (20) days after the date Tenant provides Landlord with the Rejection Notice, Tenant, by written notice to Landlord (the “Arbitration Notice”) within ten (10) days after the expiration of such twenty (20) day period, shall have the right to have the Market Rate determined in accordance with the arbitration procedures described in Section 37.D below. If Landlord and Tenant are unable to agree upon the Market Rate within the twenty (20) day period described and Tenant fails to timely exercise its right to arbitrate, the Renewal Option shall be deemed to be null and void and of no further force and effect.

D.

If Tenant provides Landlord with an Arbitration Notice, Landlord and Tenant, within ten (10) days after the date of the Arbitration Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Market Rate for the Premises for the first year of the applicable FMV Renewal Term (collectively referred to as the “Estimates”) and shall each select an appraiser (hereinafter, an “appraiser”) to determine which of the two Estimates most closely reflects the Market Rate for the Premises for the first year of the applicable FMV Renewal Term. Each appraiser so selected shall be a member of the Appraisal Institute and have not less than ten (10) years’ experience in the field of commercial real estate appraisal and/or brokerage and shall be experienced in the vicinity of the Premises subject to such Arbitration Notice. Upon selection, Landlord’s and Tenant’s appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Market Rate. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises for the first year of the applicable FMV Renewal Term. If either Landlord or Tenant fails to appoint an appraiser within the ten (10) day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Market Rate within thirty (30) days after their appointment, then, within ten (10) days after the expiration of such thirty (30) day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria, the cost of which shall be borne equally by Landlord and Tenant. Once the third appraiser (i.e. arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within fourteen (14) days, the arbitrator shall make his determination of which of the two Estimates most closely reflects the Market Rate for the Premises for the first year of the applicable FMV Renewal Term, or the arbitrator may determine a Market Rate which is not equal to either Estimate, provided, however, that the arbitrator’s Market Rate may not be higher than the higher of the Estimates nor lower than the lower of the Estimates. The determination by such third appraiser shall be binding on both Landlord and Tenant.

E.

If Tenant is entitled to and properly exercises its Renewal Option, Landlord and Tenant shall execute an amendment (the “Renewal Amendment”) to reflect changes in the Base Rent, the Term, the Expiration Date and other appropriate terms; provided that an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed. During any validly exercised Renewal Term, references to the Term in this Lease shall mean and refer to the Term as extended by the Renewal Term.

38.	AUTHORITY TO ENTER INTO LEASE.

Each of Tenant and Landlord represents and warrants (a) that the individual executing this Lease on its behalf is duly authorized to execute and deliver this Lease on behalf of the corporation, limited liability company or partnership, as the case may be, and (b) that this Lease is binding on the corporation, limited liability company and the partnership in accordance with its terms.

39.	PARTIES BOUND.

The preparation and submission of a draft of this Lease by either party to the other party shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of this Lease, until both parties have fully executed a final document. Until such time as described in the previous sentence, either party is free to terminate negotiations without penalty or any further obligation to the other party.

40.	COUNTERPARTS; ELECTRONIC SIGNATURES.

This Lease may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures to this Lease, any amendment hereof and any notice given hereunder, delivered electronically via .pdf, .jpeg, .TIF, .TIFF or similar electronic format shall be deemed an original signature and fully effective as such for all purposes. Each party agrees to deliver promptly an executed original of this Lease (and any amendment hereto) with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Lease (or any amendment hereto), it being expressly agreed that each party to this Lease shall be bound by its own electronically transmitted signature and shall accept the electronically transmitted signature of the other party to this Lease.

41.	SEVERABILITY.

If any term or other provision of this Lease is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all of the other conditions and provisions of this Lease will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Lease so as to reflect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

42.	WAIVER OF JURY TRIAL; CONSEQUENTIAL DAMAGES.

LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. IN ADDITION, EXCEPT AS SET FORTH IN SECTION 29, LANDLORD AND TENANT EACH HEREBY KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO RECOVER CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THE TERMS OF THIS LEASE.

43.    MEMORANDUM OF LEASE. This Lease shall not be recorded, either independently or as an exhibit, schedule, annex, or addendum to any other document. However, at Tenant’s or Landlord’s election, a Memorandum of Lease in the form annexed hereto as Exhibit E, shall be executed, acknowledged and delivered for recording in the county in which any Site is located by both parties with the costs of recording the Memorandum of Lease to be borne by Tenant. Tenant shall execute, acknowledge and deliver to Landlord a release of the Memorandum of Lease in recordable form within ten (10) days following the expiration or earlier termination of this Lease in accordance with its terms. If Tenant fails to so execute, acknowledge and deliver the release within such ten (10) day period, Landlord shall hereby be deemed to be Tenant’s attorney-in-fact for the sole purpose of executing and recording the release on behalf of Tenant. Tenant shall pay any and all recording and other costs, fees and taxes in connection with the execution and recordation of the Memorandum of Lease.

44.    BROKERS/CONSULTANTS. Tenant warrants that it has had no dealings with any broker, agent or consultant in connection with this Lease other than Asset Finance Ltd., LLC (“Consultant”), whose fee shall be paid by Tenant on or before the Effective Date hereof. Tenant covenants and agrees to pay, hold harmless and indemnify Landlord and Landlord Mortgagee for any compensation, commissions and charges claimed by any other broker, agent or consultant with respect to this Lease, based on Tenant’s actions. Landlord warrants that it has had no dealings with any other broker or agent in connection with this Lease other than Consultant. Landlord covenants and agrees to pay, hold harmless and indemnify Tenant for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease, based on Landlord’s actions.

45.    TENANT RIGHT TO SEVER LEASE. From and after the fifth (5th) anniversary of the Commencement Date, Tenant shall have the right, upon written notice (the “Severance Notice”) to Landlord to sever this Lease into separate leases for each Site in accordance with the terms and provisions of this Section 45. Upon delivery of the Severance Notice, Landlord and Tenant shall enter into individual leases for each Site in the form attached hereto as Exhibit F (each a “Separate Lease” and collectively, the “Separate Leases”). The Base Rent under each Separate Lease shall be equal to the Allocated Base Rent Amount for the Site subject to each such Separate Lease; each Separate Lease shall have no cross-default provisions; and the Separate Leases shall, collectively, amend and restate this Lease. In connection with entering into the Separate Leases, Tenant shall provide any documentation and agreements reasonably requested by any Landlord Mortgagee (including without limitation an SNDA in the form required pursuant to Section 25).

46.    RIGHT OF FIRST REFUSAL. Provided that no Event of Default has occurred under this Lease, commencing and effective from and after July 29, 2023, Tenant shall have a right of first refusal (“Right of First Refusal”) to purchase any Site from Landlord pursuant to the terms of this Section 46. This Right of First Refusal is subject to the following terms and conditions:

A.

If Landlord receives a bona fide written offer from a third party to purchase any Site or Sites, and Landlord desires to accept such offer, Landlord shall give Tenant written notice hereof, including the stated purchase price and other material economic terms of such offer, which notice should include the letter of intent, purchase and sale agreement or a similar documents reflecting the material terms of such offer (“Landlord’s Offer Notice”).

B.

Tenant may then deliver to Landlord written notice of its election (“Tenant’s Election”) to purchase the Site on the terms described in Landlord’s Offer Notice on or before the date that is fifteen (15) days after delivery by Landlord to Tenant of Landlord’s Offer Notice (the “Election Period”).

C.

Upon Landlord’s receipt of Tenant’s Election, the parties shall negotiate in good faith for a period of twenty (20) days (the “Negotiation Period”) in order to finalize and execute a mutually acceptable purchase and sale agreement setting forth the terms of the purchase (the “Contract”). In the event a Contract is not executed by the parties prior to the expiration of the Negotiation Period, then Tenant shall be deemed to have waived the Right of First Refusal to purchase the Site under the terms of Landlord’s Offer Notice and Landlord shall thereafter have the right to sell the applicable Site or Sites for a purchase price not less than ninety percent (90%) of that set forth in the Landlord’s Offer Notice.

D.

If Tenant does not deliver Tenant’s Election prior to the expiration of the Election Period, then Tenant shall be deemed to have waived the Right of First Refusal to purchase such site or sites under the terms of Landlord’s Offer Notice, and Landlord shall thereafter have the right to sell the applicable Site or Sites for a purchase price not less than ninety percent (90%) of that set forth in the Landlord’s Notice.

E.

In the event that Tenant declines or waives (or is deemed to have waived) its Right of First Refusal to purchase such Site or Sites pursuant to this Section 46, Landlord shall have the right to sell such Site or Sites and Tenant shall not have a further Right of First Refusal unless (i) there shall be a material decrease in the purchase price from the purchase price provided in the initial Landlord’s Offer Notice or (ii) the other material economic terms of such sale (taken as a whole) are materially more favorable to the third-party purchaser as compared to those set forth in the initial Landlord’s Offer Notice. For the purposes of this Section 46, a “material decrease” shall mean a decrease of ten (10%) percent or more of the purchase price for the Property in the Landlord’s Offer Notice. Notwithstanding the foregoing, Landlord shall re-institute the procedure set forth in this Section 46 if Landlord fails to (x) execute and deliver a bona fide contract with a third party for the proposed sale within one hundred eighty (180) days after Tenant declines or waives (or is deemed to have waived) its Right of First Refusal to purchase the Site or Sites or (y) consummate the proposed sale pursuant to such contract.

F.

Tenant’s Right of First Refusal pursuant to this Section 46 shall be a one-time right, and, accordingly, if Tenant declines or waives (or is deemed to have waived) its Right of First Refusal to purchase the Site or Sites pursuant to this Section 46 and the sale of the Site or Sites by Landlord is subsequently completed pursuant to this Section 46, then, thereafter, the terms and conditions of this Section 46 shall be of no further force or effect with respect to such Site or Sites.

G.

Notwithstanding anything herein to the contrary, Tenant’s right to purchase the Sites pursuant to this Section 46 is and shall be subject and subordinate to any Landlord Mortgage and shall not be applicable to any foreclosure sale, transfer by deed-in-lieu of foreclosure or similar transfer of the Property or to any subsequent transfer or sale of the Sites by any Landlord Mortgagee or its nominee, in each case, whether such transfer or sale affects the Sites or the ownership interests in Landlord.

47.	RIGHT OF SUBSTITUTION.

A.

So long as no Event of Default has occurred and be continuing, prior to July 29, 2025, Tenant shall have the right to deliver an offer to Landlord (each, a “Substitution Offer”) with respect to no more than five (5) Sites in any twelve (12) month period and in no event more than twenty-five (25) Sites the aggregate, upon the following terms and conditions:

1.	The Substitution Offer shall contain (i) the identity of the proposed substitute property (the “Substitute Property”) in reasonable detail and (ii) a certificate executed by a duly authorized officer of Tenant pursuant to which Tenant shall certify that in Tenant’s good faith judgment such proposed Substitute Property satisfies as of the date of such notice, or will satisfy as of the date of the closing of such Substitution, all of the applicable conditions to Substitution (defined below) set forth herein and (iii) the identity of the Site which Tenant proposes to replace with the Substitute Property (the “Replaced Property”). Tenant agrees to deliver to Landlord all of the diligence information and materials contemplated by the provisions of this Section 46.A within thirty (30) days after the delivery to Landlord of a Substitution Offer (the “Diligence Delivery Deadline”).

2.

Landlord shall have sixty (60) days from the Diligence Delivery Deadline to deliver to Tenant written notice of its election, in Landlord’s sole and absolute discretion, to either accept or reject the Substitution Offer. Landlord’s failure to deliver such notice within such time period shall be deemed to constitute Landlord’s rejection of the Substitution Offer. If Landlord accepts the Substitution Offer, then Landlord shall use commercially reasonable efforts to complete such substitution (the “Substitution”), subject, however, to the satisfaction of each of the applicable terms and conditions set forth in this Section 46.A, as determined in Landlord’s sole and absolute discretion.

B.	The Substitution shall be subject to the fulfillment of all of the following terms and conditions:

1.	The Substitute Property must:

(a)    be in as good condition and repair as, and located in the same State as the Replaced Property or in another State acceptable to Landlord in Landlord’s sole and absolute discretion;

(b)    have a fair market value no less than the greater of the fair market value of the Replaced Property (i) as of the date of the Substitution Offer and (ii) as of the applicable Commencement Date with respect to the Replaced Property (in each case, determined without regard to this Lease, but assuming that while this Lease has been in effect, Tenant has complied with all of the terms and conditions of this Lease), as reasonably determined by Landlord;

(c)    have improvements which have a remaining useful life equivalent to, or longer than, that of the improvements located at the Replaced Property; and

(d)    be conveyed to Landlord by special or limited warranty deed, free and clear of all liens and encumbrances, except such matters as are acceptable to Landlord in its sole discretion (the “Substitute Property Permitted Exceptions’’);

2.

Landlord shall have inspected and approved, in Landlord’s sole discretion, the Substitute Property utilizing Landlord’s customary site inspection and underwriting approval criteria. Tenant shall have reimbursed Landlord for all of the actual costs and expenses incurred with respect to such proposed substitution, including, without limitation, Landlord’s and its lenders’ legal costs, third-party site inspectors’ costs and expenses with respect to the proposed Substitute Property. Tenant shall be solely responsible for the payment of all costs and expenses resulting from such proposed Substitution, regardless of whether such substitution is consummated, including, without limitation, the cost of a title insurance policy for Landlord and its mortgagee, survey charges, stamp taxes, transfer fees, escrow and recording fees, the cost of any environmental inspections, income and transfer taxes imposed on Landlord as a result of such Substitution and the actual attorneys’ fees and expenses of counsel to Tenant and Landlord and Landlord’s lenders;

3.

Landlord shall have received a preliminary title report and irrevocable commitment to insure title by means of an ALTA extended coverage owner’s policy of title insurance acceptable to Landlord (or its equivalent, in the event such form is not issued in the jurisdiction where the proposed Substitute Property is located) with any endorsements reasonably requested by Landlord for the proposed Substitute Property issued by a title company acceptable and committing to insure Landlord’s good and marketable title in the proposed Substitute Property, subject only to the Substitute Property Permitted Exceptions;

4.

Landlord shall have received a current ALTA survey of the proposed Substitute Property, sufficient to cause the standard survey exceptions set forth in the title policy referred to in the preceding subsection to be deleted;

5.	no Event of Default shall have occurred;

6.

Tenant shall have executed and delivered such documents as may be reasonably required by Landlord as a result of such substitution, including, without limitation, amendments to this Lease, a new SNDA and other documents required by Landlord’s Mortgagee, and a new Memorandum of Lease (the “Substitute Documents”), all of which documents shall be in form and substance reasonably satisfactory to Landlord, Tenant and Landlord’s Mortgagee (if applicable);

7.	Tenant shall have delivered to Landlord certificates of insurance showing that insurance required by this Lease are in full force and effect; and

8.	To the extent required by Landlord’s Mortgage, the Landlord Mortgagee shall have consented to the substitution of the proposed Substitute Property.

C.

Upon satisfaction of the requirements and conditions to the Substitution set forth in this Section 46.A, on the next scheduled Base Monthly Rental payment date (the “Substitution Date”); provided Tenant has paid to Landlord all Rent and all other sums and obligations then due and payable under this Lease as of the Substitution Date:

1.	this Lease shall terminate solely with respect to the Replaced Property, and the Substitute Property shall be deemed Substituted for the Replaced Property hereunder;

2.	the Substitute Property shall be referred to herein as a “Site’’ and included within the definition of “Premises”;

3.	the Substitute Documents shall be dated as of the Substitution Date;

4.	the dollar amount allocated to the Replaced Property on Exhibit B-2 attached hereto shall instead be allocated to the Substituted Site;

5.

all obligations of Landlord and Tenant shall cease as of the Substitution Date with respect to the Replaced Property; provided, however, Tenant’s obligations to Landlord with respect to the Replaced Property under any indemnification provisions of this Lease with respect to the Replaced Property and Tenant’s obligations to pay any sums (whether payable to Landlord or a third party) accruing under this Lease with respect to the Replaced Property prior to the Substitution Date shall survive the termination of this Lease with respect to the Replaced Property. This Lease shall, however, continue in full force and effect with respect to all other Sites; and

6.

Landlord shall convey fee simple insurable title to the Replaced Property to Tenant “as-is” by special or limited warranty deed, subject to all matters of record (except for the Mortgage, if any, corresponding to the Site to be replaced and all other matters to which Tenant has consented to or for which Tenant is obligated to satisfy under the terms of this Lease, and without representation or warranty.

D.

Notwithstanding anything to the contrary contained herein, this Section 46.A shall be of no further force or effect with respect to any Site or Sites from and after the transfer of such Site or Sites by the initial Landlord under this Lease to a third party.

48.    JOINT AND SEVERAL. The representations, covenants, warranties and obligations of the Tenant hereunder are joint and several.

49.	LOCAL LAW PROVISIONS.

A.	Florida.

1.

RADON GAS DISCLOSURE. Section 404.056, Florida Statutes, requires that the following notification be given: “RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

2.

The interests of Landlord in the Premises shall not in any event be subject to liens for any work or services performed by, or any materials furnished on behalf of, Tenant or any sublessee. In accordance with Section 713.10, Florida Statutes, the Memorandum recorded with respect to the Sites located in the State of Florida shall state that this Lease includes, and shall specifically recite the language of the immediately preceding sentence, as well as the following language from Section 22 of this Lease: “Tenant will not, directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any mechanic’s, supplier’s or vendor’s lien, encumbrance or charge on the Premises or any part thereof, other than any of the same arising by or through Landlord.”

B.	Illinois.

1.

Pursuant to the terms of the Collateral Protection Act, Illinois Compiled Statutes, Chapter 815 ILCS 180/1 et seq., Tenant is hereby notified that, unless Tenant provides Landlord with evidence of the insurance required by this Lease, Landlord may purchase insurance at Tenant’s expense to protect Landlord’s interest in the Premises or any other collateral for the indebtedness secured hereby. This insurance may, but need not, protect Tenant’s interests. The coverage Landlord purchases may not pay any claim that Tenant makes or any claim that is made against Tenant in connection with the Premises or any other collateral for the indebtedness secured hereby. Tenant may later cancel any insurance purchased by

Landlord, but only after providing Landlord with evidence that Tenant has obtained insurance as required under the Lease. If Landlord purchases insurance for the Premises or any other collateral for the indebtedness secured hereby, Tenant shall be responsible for the costs of that insurance, including the insurance premiums, interest and any other charges that Landlord may lawfully impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the indebtedness secured hereby. The costs of the insurance may be more than the cost of insurance that Tenant may be able to obtain on its own.

2.

Notwithstanding anything contained in the Lease to the contrary, Tenant acknowledges that Taxes are payable in Illinois in arrears, meaning Taxes are payable in the calendar year following the calendar year in which such Taxes are assessed. For illustration purposes, Taxes attributable to calendar year 2017 are payable in arrears in calendar year 2018. As a result, the Taxes for which Tenant will be responsible during the Term under this Lease may not be payable until after the expiration or earlier termination of the Lease. Such Taxes payable after the expiration or earlier termination of the Lease shall nonetheless be the obligation of Tenant (on a prorated basis), and such obligation shall expressly survive the expiration or earlier termination of the Lease.

C.	Indiana.

1.

To the fullest extent permitted by applicable law, Tenant hereby covenants and agrees that in the event Landlord obtains a judgment in the State of Indiana against Tenant, such judgment may be pursued by Landlord without, and Tenant hereby waves, relief from applicable appraisement and valuation laws.

2.

Notwithstanding anything contained in the Lease to the contrary, Tenant acknowledges that Taxes are payable in Indiana in arrears, meaning Taxes are payable in the calendar year following the calendar year in which such Taxes are assessed. For illustration purposes, Taxes attributable to calendar year 2017 are payable in arrears in calendar year 2018. As a result, the Taxes for which Tenant will be responsible during the Term under this Lease may not be payable until after the expiration or earlier termination of the Lease. Such Taxes payable after the expiration or earlier termination of the Lease shall nonetheless be the obligation of Tenant (on a prorated basis), and such obligation shall expressly survive the expiration or earlier termination of the Lease.

3.

Section 20(A) of is hereby supplemented to include Tenant’s acknowledgement and agreement that the matters for which Tenant is obligated to indemnify Landlord pursuant to Section 20(A) may include the same incurred by a Landlord Indemnified Party regardless of whether caused in whole or in part by the simple or sole negligence (other than gross negligence) of any Landlord Indemnified Party.

D.

Kentucky. Landlord and Tenant agree and intend that the holdover provisions in Section 29 of this Lease are in lieu of the provisions of KRS 383.160 and hereby waive any implied extension of the Term that would otherwise be created by the application of KRS 383.160.

E.

Louisiana. Without limiting the choice of law provision set forth in Section 36, the following provisions shall apply to the extent that the laws of the State of Louisiana govern the interpretation or enforcement of this Lease with respect to any Property located in the State of Louisiana:

1.

Louisiana Terminology. The term “real property” shall mean immovable property; the term “fee simple” shall mean full ownership; the term “personal property” shall mean movable property; the term “easement” shall mean servitude; the term “buildings” shall include other constructions; the term “fixtures” shall mean “component parts;” the term “county” shall mean parish; the terms “deed in lieu of foreclosure,” “conveyance in lieu of foreclosure” and words of similar import shall mean a dation en paiement; the term “tenancy at sufferance” in Section 29 shall mean a month to month tenancy and/or a reconducted lease; and the term “eminent domain” shall include “expropriation”.

2.

Additional Remedies Upon Tenant’s Default. In addition to the remedies set forth in Section 24, upon the occurrence of an Event of Default by Tenant, Landlord shall have the right and privilege to terminate this Lease and declare the entire unpaid rent for the unexpired term of this Lease immediately due and payable and recover from Tenant all amounts which Landlord would have received as rentals under the terms of this Lease had Tenant fully and properly performed Tenant’s obligations hereunder, together with all costs and reasonable attorney’s fees. If Tenant fails or refuses to permit Landlord to lawfully re-enter the Premises in the Event of Default, Landlord shall have the right to eject Tenant in accordance with the provisions of Louisiana Code of Civil Procedure, Articles 4701 - 4735, without forfeiting any of Landlord’s rights under the other terms of this Lease, and Landlord may at the same time or subsequently sue for any money due or to enforce any other rights which Landlord may have. Following an Event of Default, Tenant shall remain responsible for all damages or losses suffered by Landlord for which Tenant is responsible. Tenant waives any requirement of “putting in default” for any such breach, except as expressly required by this Lease.

3.

Waiver of Notice to Vacate. Subject to the terms and provisions of Sections 18 and 19, upon termination of Tenant’s right of occupancy under the terms of this Lease, Landlord or its agent may immediately institute eviction proceedings in accordance with Chapter 2 of Title XI of the Louisiana Code of Civil Procedure. Tenant specifically waives all notices to vacate, including but not limited to the notice to vacate specified in Louisiana Civil Code of Procedure Article 4701, or any successor provision of law.

4.

Waiver of Claim for Compensation. Subject to the terms and provisions of Sections 18 and 19, Tenant waives any and all claims for payment or other compensation, whether during the Term or any Renewal Term or at the termination of the Lease, for the loss of ownership to Landlord of any property located in or on the Land, including without limitation (i) any buildings, improvements or other constructions, or (ii) any things incorporated in or attached so as to become a component part of the immovable property.

5.

Assumption of Responsibility by Tenant. In accordance with La. R.S. 9:3221, Tenant hereby assumes full responsibility for the condition of the Premises, all buildings and improvements now or hereafter located thereon and all component parts thereof. Accordingly, Landlord shall have no liability for injury caused by any defect therein to Tenant or anyone on the Premises who derives his or her right to be thereon from Tenant, other than arising from the gross negligence or willful misconduct of Landlord or Landlord’s agents, contractors or employees.

6.

Light and View. This Lease does not entitle Tenant to rights of light or view and Tenant shall not be entitled to terminate this Lease, reduce the rent or exercise any other right or remedy by reason of the deprivation thereof.

7.

Environmental Laws. The defined term “Environmental law” or “environmental laws” shall include, but not be limited to, the “Louisiana Environmental Quality Act”, La. R.S. § 30:2001 et seq. and its chapters, including the Louisiana Air Control Law (La. R.S. §§ 30:2051-2064), the Louisiana Water Control Law (La. R.S. §§ 30:2071-2088), the Louisiana Solid Waste Management and Resource Recovery Law (La. R.S. §§ 30:2151-2161), the Louisiana Hazardous Waste Control Law (La. R.S. §§ 30:2171-2206), the Louisiana Inactive and Abandoned Hazardous Waste Site Law (La. R.S. §§ 30:2221-2226), the Liability for Hazardous Substance

Remedial Action Act (La. R.S. §§ 30:2271-2281), the Louisiana Hazardous Material Information Development, Preparedness, and Response Act (La, R.S. §§ 30:2361-2379) and the Louisiana Oil Spill Prevention and Response Act (La. R.S. §§ 30:2451-2496)

8.

No Encumbrances. Tenant shall have no authority or power, express or implied, to create or cause any mechanic’s or materialmen’s lien, charge or encumbrance of any kind against the Premises or the Property or any portion thereof. Neither Landlord’s consent (nor contribution, if any) to the performance, scope or cost of any work to be performed by or on behalf of Tenant shall make Landlord liable for or subject Landlord’s interest in the Premises or the Property to any claims granted by the provisions of La. R.S. §9:4801 et seq. (as the same may be amended, revised, recodified, replaced or supplemented from time to time), and Landlord expressly disclaims any such liability or claims.

F.

Maryland. 1. In addition to and not in lieu of any other right or remedy available to Landlord under the Lease, during the continuance of an Event of Default, Landlord may (a) without notice or demand, enter any Site located in the State of Maryland and change the bolts and locks, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, pursuant to Title 8, Subtitle 3 of the Real Property Article of the Annotated Code of Maryland, and in such case, all costs, fees and commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent, (b) bring an action or actions for possession of any such Site, pursuant to Title 8, Subtitle 4 of the Real Property Article of the Annotated Code of Maryland, as amended and/or (c) otherwise avail itself of the benefit of all provisions of the ordinances and Public Local Laws of the city or county where the Site is located and of the Public General Laws of the State of Maryland dealing with the speedy recovery of lands and tenements held over by tenants or proceedings in forcible entry and detainer. If Landlord terminates this Lease, Tenant shall remain liable for the performance of any covenant of this Lease then in default and for all rent and all other charges and damages that may be due or sustained before and after the date of default and/or termination. No re entry by Landlord with or without a declaration of termination shall be deemed to be an acceptance or a surrender of this Lease or as a release of Tenant’s liability for damages under the provisions of Section 24. Tenant hereby forever waives and relinquishes any and all rights of redemption or reinstatement now or hereafter existing at law or in equity or provided by statute. This Lease and the tenancy hereby created shall cease and terminate at the end of the Term without the necessity of any notice of termination from either Landlord or Tenant, and Tenant hereby waives any and all notices to remove or vacate at the expiration of the Term, including, but not limited to, any notice otherwise due pursuant to Section 8-402 of the Real

Property Article of the Annotated Code of Maryland, as amended. In the event that Tenant holds over at the expiration of the Term of this Lease or at the earlier termination thereof, Landlord shall be entitled to all the remedies now or hereafter provided by the current or future ordinances and Public Local Laws of the City or County where the Site is located and the Public General Laws of the State of Maryland relating to the speedy recovery of possession of lands and damages for wrongful detention.

G.

Michigan. Tenant hereby waives the provisions of any statutes which relate to termination of leases when real property is destroyed so as to be untenantable or unfit for occupancy, including, without limitation, MCLA Sec. 554.201, or any successor statute, and agrees that in such event its rights, obligations and duties shall be governed by the terms of this Lease.

H.	Mississippi

1.

Notwithstanding anything contained in the Lease to the contrary, Tenant acknowledges that Taxes are payable in Mississippi in arrears, meaning Taxes are payable in the calendar year following the calendar year in which such Taxes are assessed. For illustration purposes, Taxes attributable to calendar year 2017 are payable in arrears in calendar year 2018. As a result, the Taxes for which Tenant will be responsible under this Lease may not be payable until after the expiration or earlier termination of the Lease. Such Taxes payable after the expiration or earlier termination of the Lease shall nonetheless be the obligation of Tenant (on a prorated basis), and such obligation shall expressly survive the expiration or earlier termination of the Lease.

2.	The following is hereby added to the end of Section 43:

Notwithstanding anything contained in the Lease to the contrary, the parties hereby agree and acknowledge that a document concerning real property may not be recorded in the State of Mississippi unless, in the case of a paper document, it contains an original signature or signatures, or in the case of an electronic document, contains an electronic signature or signatures that comply with the Uniform Real Property Electronic Recording Act (Article 3, Chapter 5, Title 89, Mississippi Code of 1972, as amended) and is properly acknowledged in accordance with Chapter 3, Title 89, Mississippi Code of 1972, as amended.

I.	New Jersey.

1.

In any instance where an amended or new certificate of occupancy may be required for any Site located in the State of New Jersey, Tenant shall inquire and obtain if necessary a certificate of continued occupancy, as applicable, as required by Governmental Authorities.

2.

Tenant hereby expressly waives all rights of redemption granted by or under any present or future laws if Landlord shall terminate this Lease or if Tenant is dispossessed or removed from the Properties incident to the occurrence of an Event of Default by Tenant under this Lease.

J.

North Carolina. If Tenant contemplates or undertakes any improvements to the real property for any of the Sites located in the State of North Carolina, the cost of which undertakings are $30,000 or more, either at the time that the original building permit is issued or, in cases in which no building permit is required, at the time the contract for the improvements is entered into with the Tenant, Tenant as owner shall designate a lien agent no later than the time the owner first contracts with any person to improve the real property pursuant to the provisions of N.C. Gen. Stat. §§44A-11.1 et seq.

K.

Oklahoma. The following is hereby added to the end of Section 12: “Tenant hereby expressly and absolutely waives, to the fullest extent now or hereafter permitted by Law, any statutory rights which Tenant may have under the terms of Title 41 O.S. section 52 (or any similar such statute now or hereafter in effect) in all respects, including without limitation the rights, if any, to service of notices, storage and disposition of any such Tenant’s Personal Property, and confirms that the foregoing waiver has been negotiated by the parties hereto and is an essential aspect of their bargain.”

L.	Pennsylvania.

1.

The following is hereby added to the end of Section 20(A): “Without limiting the generality of the foregoing, this indemnity provision is expressly intended to waive the statutory immunity afforded to Tenant as an employer pursuant to Section 481(b) of the Pennsylvania Workers’ Compensation Act, 77 P.S. 481(b), and to permit Landlord and its agents to seek contribution, defense and/or indemnity from Tenant in the event that Landlord or any of its Agents is sued (or any other claim against such party is made) by an employee of Tenant or anyone claiming by, through or under an employee of Tenant, including, without limitation, in connection with any harm or condition caused, in whole or in part, by the negligence of Landlord or any of its agents.”

2.

To the fullest extent permitted by applicable law, Landlord and Tenant hereby waive the application of the Pennsylvania Landlord and Tenant Act of 1951 (68 P.S. §§ 250.101-250.602) and all supplements and amendments thereto that have been passed to the rights and remedies of the parties under this Lease.

M.	Virginia.

1.	With respect to any Site located in the State of Virginia, all references to “Lease Agreement” shall be deemed to be “Deed of Lease”.

2.

This Lease is intended to satisfy the minimum requirements of Va. Code § 55-2 (1950, as amended) with regards to the form of the instrument. Nothing herein shall be construed as conveying to the Tenant any legal or equitable title to the Premises, or any part thereof, including any improvements located thereon. The parties acknowledge and agree that this instrument is intended to grant a leasehold interest only in the Premises to the Tenant for the Term upon the terms and conditions set forth herein.

[Signatures on following page]

IT WITNESS WHEREOF, the undersigned have executed this Amended and Restated Master Lease Agreement effective as of the date first written above.

LANDLORD:

CB PORTFOLIO OWNER LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CB PORTFOLIO OWNER LLC, a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBLCTN001 LLC, a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBLCTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBLATN001 LLC, a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBLATN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBCOTN002 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBCOTN002 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBJATN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBJATN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBSMTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBSMTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBMUTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBMUTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBCRTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBCRTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBCOTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBCOTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBPFTN001 LLC, a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this      day of August 2020 by James Hennessey the Authorized Representative of CBPFTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBFRPA001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBFRPA001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBHBPA001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBHBPA001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBHAPA001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBHAPA001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBJCTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBJCTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBPFTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBMOTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBMOTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBMOTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

CBCLTN001 LLC,
a Delaware limited liability company

By:	/s/ James Hennessey
Name:	James Hennessey
Title:	Authorized Representative

STATE OF ILLINOIS	)
	)	SS.
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 3rd day of August 2020 by James Hennessey the Authorized Representative of CBCLTN001 LLC a Delaware limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Heather Patricia Bear
Notary Public

TENANT:

CRACKER BARREL STORES, INC.,
a Tennessee corporation

By:	/s/ Richard M. Wolfson
Name:	Richard M. Wolfson
Title:	General Counsel and Secretary

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 24th day of July 2020 by Richard M. Wolfson, the General Counsel and Secretary of CRACKER BARREL STORES, INC., a Tennessee corporation, on behalf of such corporation. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Rebekah E. Fisher
Notary Public

CBOCS WEST, INC.,
a Nevada corporation

By:	/s/ Richard M. Wolfson
Name:	Richard M. Wolfson
Title:	General Counsel and Secretary

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 24th day of July 2020 by Richard M. Wolfson, the General Counsel and Secretary of CBOCS WEST, INC., a Nevada corporation, on behalf of such corporation. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Rebekah E. Fisher
Notary Public

CBOCS TEXAS, LLC,
a Tennessee limited liability company

By:	/s/ Richard M. Wolfson
Name:	Richard M. Wolfson
Title:	General Counsel and Secretary

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 24th day of July 2020 by Richard M. Wolfson, the General Counsel and Secretary of CBOCS TEXAS, LLC, a Tennessee limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Rebekah E. Fisher
Notary Public

CBOCS PROPERTIES, INC.,
a Michigan corporation

By:	/s/ Richard M. Wolfson
Name:	Richard M. Wolfson
Title:	General Counsel and Secretary

STATE OF TENNESSEE	)
	)	SS.
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this 24th day of July 2020 by Richard M. Wolfson, the General Counsel and Secretary of CBOCS PROPERTIES, INC., a Michigan corporation, on behalf of such corporation. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

/s/ Rebekah E. Fisher
Notary Public

SCHEDULE 1(E)

RENEWAL TERMS

Address	City	State	# of Fixed Renewal Terms[1]	# of FMV Renewal Terms
3431 Ross Clark Circle	Dothan	AL	6	4
181 Interstate Drive	Greenville	AL	6	4
220 Leon Smith Parkway	Oxford	AL	6	4
4710 Norrell Drive	Trussville	AL	6	4
1212 Kelli Drive	Athens	AL	4	6
150 Cox Creek Pkwy. South	Florence	AL	6	4
9191 Boyd-Cooper Pkwy.	Montgomery	AL	6	4
431 Highway 71 North	Alma	AR	6	4
1022 South 48th Street	Springdale	AR	6	4
1600 North 6th Street	West Memphis	AR	6	4
2281 East Florence Boulevard	Casa Grande	AZ	6	4
2560 East Lucky Lane	Flagstaff	AZ	6	4
3520 Stockton Hill Road	Kingman	AZ	6	4
16845 North 84th Avenue	Peoria	AZ	6	4
5022 East Chandler Boulevard	Phoenix	AZ	6	4
21611 North 26th Avenue	Phoenix	AZ	6	4
8400 North Cracker Barrel Road	Tucson	AZ	6	4
4735 Elizabeth Street North	Pueblo	CO	6	4
636 67th Street Circle East	Bradenton	FL	4	6
155 N. Krome Avenue	Florida City	FL	6	4
4001 S.W. 43rd Street	Gainesville	FL	4	6
502 Chaffee Point Road	Jacksonville	FL	6	4
4343 Lakeland Park Drive	Lakeland	FL	5	5
3845 Tollgate Blvd.	Naples	FL	5	5
8050 Lavelle Way	Pensacola	FL	5	5
4745 Helen Hauser Blvd.	Titusville	FL	6	4

[1]	Final Fixed Renewal Term for all PA properties shall be four (4) years three hundred sixty-four (364) days and the first FMV Renewal Term shall be five (5) years and one (1) day.

Address	City	State	# of Fixed Renewal Terms[1]	# of FMV Renewal Terms
1880 State Road 60 E	Valrico	FL	6	4
138 Eisenhower Drive	Commerce	GA	6	4
1200 Boone Avenue	Kingsland	GA	6	4
1000 Highway 80 East	Pooler	GA	6	4
4758 Lanier Islands Parkway (Friendship Road)	Buford	GA	6	4
715 Transit Ave.	Canton	GA	6	4
460 Parkwest Drive	Grovetown	GA	5	5
3389 Busbee Drive NW	Kennesaw	GA	4	6
527 Bullsboro Drive	Newnan	GA	6	4
4984 Kay Bee Drive	Gas City	IN	6	4
1898 North Morristown Road	Shelbyville	IN	6	4
7750 Corinne Drive	Hammond	IN	6	4
8215 Eagle Lake Drive	Evansville	IN	5	5
4350 East Southport Road	Indianapolis	IN	4	6
6200 Opportunity Lane	Merrillville	IN	4	6
995 East 61st North	Wichita	KS	6	4
800 Happy Valley Street	Cave City	KY	6	4
5311 Frederica Street	Owensboro	KY	6	4
74 Hospitality Lane	Cadiz	KY	6	4
110 Stone Trace Drive	Mount Sterling	KY	6	4
1960 Mel Browning Street	Bowling Green	KY	4	6
2313 South Tanger Boulevard	Gonzales	LA	6	4
1100 Pintail Road	Sulphur	LA	6	4
1795 Andover Street	Tewksbury	MA	6	4
227 Whiting Farms Road	Holyoke	MA	6	4
1440 Handlir Drive	Bel Air	MD	6	4
4340 Kenowa Avenue	Grandville	MI	6	4
30750 Little Mack Road	Roseville	MI	6	4
915 N. Woodbine Road	Saint Joseph	MO	6	4
128 St. Robert Boulevard	Saint Robert	MO	6	4
2858 North Glenstone	Springfield	MO	5	5

Address	City	State	# of Fixed Renewal Terms[1]	# of FMV Renewal Terms
6659 Highway 49	Hattiesburg	MS	6	4
5199 NC Highway 42 W.	Garner	NC	6	4
1717 NC Highway 67	Jonesville	NC	6	4
123 Regency Center Drive	Mooresville	NC	6	4
5 Crowell Road	Asheville	NC	5	5
6420 Sessions Court	Clemmons	NC	6	4
7809 Lyles Lane	Concord	NC	6	4
1821 Remount Road	Gastonia	NC	4	6
4402 Landview Drive	Greensboro	NC	5	5
955 Airport Blvd	Morrisville	NC	6	4
1109 Industrial Park Drive	Smithfield	NC	6	4
21 Van Campen Blvd	Wilmington	NC	6	4
6700 North 27th Street	Lincoln	NE	6	4
14 Frontage Road	Clinton	NJ	6	4
110 Hancock Lane	Mount Holly	NJ	6	4
172 Howard Blvd.	Mount Arlington	NJ	6	4
1240 Route 73	Mount Laurel	NJ	6	4
5200 San Antonio Drive	Albuquerque	NM	6	4
5700 Redlands Rd. NW	Albuquerque	NM	6	4
615 Ring Road	Harrison	OH	6	4
4901 NE 122nd Street	Edmond	OK	6	4
8008 East 31st Street	Tulsa	OK	6	4
956 Schuylkill Mall	Frackville	PA	2	8
21 Industrial Drive	Hamburg	PA	2	8
2525 Brindle Drive	Harrisburg	PA	2	8
154 W Pennsylvania Avenue	New Stanton	PA	2	8
1303 Tadlock Drive	Murrells Inlet	SC	6	4
250 Britain Street	Santee	SC	6	4
8 Factory Shops Boulevard	Gaffney	SC	6	4
1140 Kinley Road	Irmo	SC	6	4
2692 Boones Creek Road	Johnson City	TN	6	4

Address	City	State	# of Fixed Renewal Terms[1]	# of FMV Renewal Terms
133 Cracker Road	Morristown	TN	6	4
2285 Parkway	Pigeon Forge	TN	6	4
200 Cracker Barrel Drive	Clarksville	TN	6	4
1534 Bear Creek Pike	Columbia	TN	6	4
1295 S Walnut Avenue	Cookeville	TN	6	4
23 Executive Drive	Crossville	TN	4	6
188 Vann Drive	Jackson	TN	6	4
9649 East Davies Plantation Rd	Lakeland	TN	6	4
325 Ft Loudoun Medical Cent Dr	Lenoir City	TN	6	4
138 Chaffin Place	Murfreesboro	TN	5	5
2697 Highwood Blvd.	Smyrna	TN	6	4
4229 South Padre Island Drive	Corpus Christi	TX	6	4
14765 North Freeway	Houston	TX	6	4
3302 St. Michaels Drive	Texarkana	TX	6	4
13821 US Highway 69 North	Tyler	TX	6	4
1323 N. Central Expressway	Allen	TX	6	4
4300 South Bowen Road	Arlington	TX	6	4
3110 Briarcrest Dr	Bryan	TX	6	4
550 Old San Antonio Road	Buda	TX	6	4
1301 League Line Road	Conroe	TX	6	4
4008 N I-35	Denton	TX	6	4
201 E Central TX Expy	Harker Heights	TX	6	4
18151 Katy Freeway	Houston	TX	6	4
231 Gulf Freeway South	League City	TX	6	4
3817 W Expressway 83	McAllen	TX	6	4
5304 North Galloway Avenue	Mesquite	TX	6	4
2350 IH 35 N	Round Rock	TX	6	4
11030 I H 10 W	San Antonio	TX	6	4
4321 IH 35 S	San Marcos	TX	6	4
12401 Red Water Creek Road	Chester	VA	6	4
4700 Portsmouth Boulevard	Chesapeake	VA	6	4

Address	City	State	# of Fixed Renewal Terms[1]	# of FMV Renewal Terms
30 Hampton Blvd.	Christiansburg	VA	6	4
3620 Mayland Court	Richmond	VA	6	4
3 Cracker Barrel Drive	Barboursville	WV	6	4
2206 Pleasant Valley Road	Fairmont	WV	6	4
2112 Harper Road	Beckley	WV	6	4
11 Goff Crossing	Cross Lanes	WV	6	4

SCHEDULE 19.B

EXISTING CONDEMNATIONS

l.

Commerce, GA: Tenant was notified by the Georgia Department of Transportation that they were pursuing a right of way expansion that may impact the premises. No drawings were provided to indicate the proposed area. The letter provided notice that an appraiser would be inspecting the area shortly and more information would be provided at a later date as to the impact this expansion project might have on the subject premises.

2.

Garner, NC: US Realty granted the North Carolina Department of Transportation (“NCDOT”) a right of way and permanent utility easement. In consideration for such grant the NCDOT agreed to pay $141,425.00 as consideration. As of the closing date such funds had not been disbursed and the paperwork has not been completed or recorded.

EXHIBIT A

TO

LEASE AGREEMENT

BASE RENT SCHEDULE

REDACTED

EXHIBIT B-1

TO

LEASE AGREEMENT

PREMISES

Address:

Square

Legal Description:

EXHIBIT B-2

TO

LEASE AGREEMENT

BASE RENT ALLOCATION

REDACTED

EXHIBIT C

TO

LEASE AGREEMENT

GENERAL REQUIREMENTS AND CONDITIONS

All provisions of this Exhibit are expressly subject to the provisions in the Lease above governing any work performed by Tenant (or an Affiliate of Tenant, as the case may be) on its own behalf, including Alterations or any casualty or condemnation restoration (“Tenant’s Work”). In the event of any conflict between the Lease and this Exhibit, the Lease shall control.

Tenant’s Work will be performed by Tenant in substantial accordance with final Plans approved by Landlord (where such approval is provided for in the Lease). Tenant’s contractor(s) shall secure and pay for all necessary permits, inspections, certificates, legal approvals, certificates of occupancy and/or fees required by public authorities and/or utility companies with respect to Tenant’s Work.

A.	General Requirements

1.

All Tenant’s Work shall be completed in a good and workmanlike manner and in accordance with the Plans as approved by Landlord (where such approval is provided for in the Lease), the terms of the General Construction Contract and the budget applicable to such Tenant’s Work.

2.

Tenant and Tenant’s contractors shall provide all insurance required by Landlord as set forth in this Lease, or as is otherwise maintained in the ordinary course by prudent and reputable contractors and/or property owners, prior to the start of any construction work within the Site. Landlord and Landlord Mortgagee shall each be named as an additional insured in all such insurance.

3.

Tenant shall, at all times, keep or cause to be kept the Site and the surrounding area free from accumulations of waste materials and/or rubbish caused by it or its contractors’ employees or workers. Tenant and/or its contractors shall provide dumpsters and maintenance of said dumpsters during the construction period in a secure, neat and orderly condition and shall remove and empty the same on a regular basis to avoid unsightly, obstructive or hazardous accumulations or conditions.

B.	Construction Procedures

1.

When submitting construction plans and specifications (preliminary, completed or final), Tenant or Tenant’s appointed representative shall issue Tenant’s plans, specifications and supporting documents electronically via emails to Landlord’s construction coordinator.

2.

Once the applicable Plans are approved by Landlord, except for (A) changes required by governmental authorities having jurisdiction over the Site or (B) interior changes requested by Tenant, and in each case which would not impair the value of the Site, Tenant shall not amend, modify or supplement the applicable General Construction Contract in any respect, except pursuant to change orders approved by Landlord, and shall not attempt to terminate, whether by legal proceedings or otherwise, the applicable General Construction Contract without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed.

3.

Not later than ninety (90) days after the Final Completion of the applicable Tenant’s Work, Tenant shall deliver or cause to be delivered to Landlord (with a copy to Landlord’s consultant) each of the following (1) a certificate addressed to Landlord, signed by a duly authorized officer of Tenant and the applicable Architect or General Contractor (but only if such General Contractor is a design-builder for the applicable Tenant’s Work), stating that the Tenant’s Work (and any equipment therein) including all “punch list” items have been completed and installed in accordance with the applicable Plans therefor; (2) a full and final release of liens for the Site signed by the General Contractor and all subcontractors of the Tenant’s Work and Tenant shall, if a release is not obtainable, in lieu of such release cause such lien to be removed of record by bond or otherwise so that such lienor has no recourse for recovery from or collection out of the Site; (3) evidence of receipt of a certificate of occupancy, if available, or comparable instruments, by all governmental authorities whose approval is required of the applicable completed Tenant’s Work for the occupancy thereof and the intended uses thereof; (4) if applicable, a volume containing all warranties and indemnities from the applicable contractor or manufacturer for the applicable Tenant’s Work or equipment therein (excepting therefrom any of Tenant’s Personal Property), each of which shall be enforceable by Landlord and all in customary form for the jurisdiction in which the Site is situated; (5) final as-built Plans and, in the event that the Tenant’s Work has modified the footprint of the Building, an as-built ALTA-ACSM Land Title Survey for the Premises indicating the applicable Tenant’s Work thereon, together with a surveyor’s certification in a customary form as reasonably satisfactory to Landlord; and (6) a title commitment dated no earlier than the date that is thirty (30) days after Final Completion and which title commitment shall not disclose any mechanics’ liens affecting the Property, except that with respect to any bona fide dispute with the applicable General Contractor or any such subcontractor that has resulted in a lien, Tenant shall, if a release is not obtainable, in lieu of such release cause such lien to be removed of record by bond or otherwise so that such lienor has no recourse for recovery from or collection out of the Premises.

4.

Tenant hereby agrees to indemnify, save harmless, pay, protect and defend Landlord from and against any and all liabilities, losses, damages, penalties, costs, expenses (including Landlord’s reasonable counsel fees and costs of suit), causes of action, suits, claims, demands or judgments of any nature whatsoever under this Lease or Landlord’s ownership of the Site arising from or in connection with (a) any General Construction Contract, if any, and any and all construction contracts or architect’s agreement or resulting from the failure of Tenant to discharge Tenant’s obligations thereunder or resulting from the failure of Tenant to perform its obligations under this Lease with respect to any instance of Tenant’s Work, and

(b) construction and completion of Tenant’s Work, whether by reason of any act or omission of Tenant, the General Contractor, Architect or by any other contractor, subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable.

5.	Tenant’s Work shall comply in all respects with applicable Law.

EXHIBIT D

TO

LEASE AGREEMENT

FORM ESTOPPEL CERTIFICATE

ESTOPPEL CERTIFICATE

This ESTOPPEL CERTIFICATE (this “Estoppel”) is made as of                     , by [                    ], a [                    ] (“Tenant”), based upon the following facts and understandings of Tenant:

RECITALS

A.

Tenant is the tenant under that certain Lease Agreement (the “Lease”), dated as of             , 2020, between Tenant and [OSREC ENTITY], a Delaware limited liability company, as landlord (“Landlord”) of certain real property commonly known as                     , and as more particularly described in the Lease (the “Property”).

B.	Landlord has requested that Tenant provide this Estoppel pursuant to Section 26 of the Lease.

C.

[IF APPLICABLE] Landlord has agreed to convey the Property to                     , a                      (“Purchaser”). As a condition to Purchaser purchasing the Property, Purchaser has required that Tenant furnish certain assurances to, and make certain agreements with, Purchaser, as set forth below.

D.

[IF APPLICABLE] [Landlord] [Purchaser], as borrower or as co-borrower with one or more other co-borrower(s), has applied to                     , a                     (together with its successors and assigns, “Lender”) for a loan (“Loan”), which will be secured by, among other things, a mortgage, encumbering the Property. As a condition to making the Loan, Lender has required that Tenant furnish certain assurances to, and make certain agreements with, Lender, as set forth below.

E.	Capitalized terms used but not otherwise defined herein shall have the definitions given such terms pursuant to the terms of the Lease.

THEREFORE, [as a material inducement to Lender to make the Loan and Purchaser to purchase the Property], Tenant warrants and represents to, and agrees with, Landlord [Lender] and [Purchaser] as follows:

1.	ESTOPPEL.

Tenant warrants and represents to Landlord [Lender] and [Purchaser], as of the date hereof, that:

1.1

Agreements Effective. Attached hereto as Exhibit A is a true, complete and accurate copy of the Lease. The Lease has been duly executed and delivered by Tenant and is in full force and effect, the obligations of Tenant thereunder are valid and binding, and there have been no modifications or additions to the Lease, written or oral, other than those, if any, which are attached on Exhibit A attached hereto and made a part hereof. There are no other promises, agreements, understandings or commitments between Landlord and Tenant relating to the Property, and Tenant has not given Landlord any notice of termination under the Lease.

1.2

Possession. Except as set forth in Exhibit B attached hereto and made a part hereof, Tenant is in full and complete possession of the Property and has accepted the Property, including any tenant improvements or other work of Landlord performed thereon pursuant to the terms and provisions of the Lease, and the Property is in compliance with the Lease. There are no contributions, credits, free rent, rent abatements, deductions, concessions, rebates, unpaid or unreimbursed construction allowances, offsets or other sums due to Tenant from Landlord under the Lease, except                     .

1.3	Minimum Rent. The current monthly Base Rent under the Lease is $ , subject to any escalation and/or additional Rent charges provided in the Lease, and such Base Rent is current as of the date hereof.

1.4	Additional Rent. The current monthly additional Rent under the Lease is $ , and such additional Rent is current within thirty (30) days as of the date hereof.

1.5	Rental Payment Commencement Date. The Base Rent stated in Section 1.3 above began on , 2020.

1.6	Rentable Area. The rentable area of the Building located upon the Premises is square feet.

1.7	Commencement Date. The Term of the Lease commenced on , 2020.

1.8	Expiration Date. The Term of the Lease will expire on (unless sooner terminated or extended in accordance with the Lease).

1.9	Options to Renew or Extend. Tenant has no option to renew or extend the Term of the Lease, except as follows: (if none, write “None”).

1.10

No Default. There exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease by Tenant or, to Tenant’s knowledge, Landlord, except as follows:                      (if none, write “None”). Tenant has no existing claims, defenses or offsets against Rent due or to become due under the Lease, except as follows:                      (if none, write “None”).

1.11

Entire Agreement. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Property, and Tenant claims no rights of any kind whatsoever with respect to the Property, other than as set forth in the Lease, except as follows:                      (if none, write “None”).

1.12

No Deposits or Prepaid Rent. No deposits, including security deposits, or prepayments of Rent have been made in connection with the Lease, except:                      (if none, write “None”). None of the Rent has been paid more than one (1) month in advance.

1.13	No Purchase Option or Preferential Right to Purchase. Tenant does not have any option or preferential right to purchase all or any part of the Property, except as follows: .

1.14	Authority. The undersigned representatives of Tenant are each duly authorized and fully qualified to execute this instrument on behalf of Tenant thereby binding Tenant.

1.15	Financial Condition; Bankruptcy. There are no voluntary or involuntary actions pending against Tenant under the bankruptcy laws of the United States or any state thereof.

2.    HEIRS, SUCCESSORS AND ASSIGNS. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto. Whenever necessary or appropriate to give logical meaning to a provision of this Estoppel, the term “Landlord” shall be deemed to mean the then current owner of the Property and the landlord’s interest in the Lease.

[Signature Page to Follow]

IN WITNESS WHEREOF, Tenant has executed this instrument as of the date first listed above.

TENANT:

[ ],
a [ ]

By:
Name:
Title:

Exhibit A

LEASE AND AMENDMENTS (IF ANY)

[Attached]

Exhibit B

SUBLEASES (IF ANY)

[Attached]

EXHIBIT E

TO

LEASE AGREEMENT

FORM OF MEMORANDUM OF LEASE

RECORD AND RETURN TO:

MEMORANDUM OF LEASE AGREEMENT2

THIS MEMORANDUM OF LEASE AGREEMENT (this “Memorandum”) is made as of this      day of             , 20    , by and between [OSREC ENTITY], a Delaware limited liability company (“Landlord”), and [                    ], a [                    ] (“Tenant”).

1. Memorandum of Lease of Premises. This Memorandum is recorded in connection with, and as evidence of, that certain Lease Agreement (the “Lease”) dated as of             , 2020, as may be amended from time to time, by and between Landlord and Tenant for that certain real property and the improvements thereon described on Exhibit A attached hereto and made a part hereof (the “Premises”). The Lease is incorporated by reference into this Memorandum. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2. Lease Term and Certain Other Provisions. The initial Term of the Lease commenced on             , 20     and expires on             , 20    . Tenant has [                    ] options to extend the initial Term of the Lease pursuant to the applicable provisions thereof for an additional term of [                    ] years each.

3. Subordination. The Lease shall be subordinate at all times to any Landlord Mortgage and the rights of any Landlord Mortgagee; provided, however, in the event of a foreclosure under any such Landlord Mortgage, or conveyance or assignment in lieu of foreclosure or by deed in lieu of foreclosure, such Landlord Mortgagee and its successors and assigns shall not disturb the occupancy or other rights of Tenant under the terms of the Lease so long as no Event of Default exists thereunder.

4. Final Version of ROFR.

[2]	Note to Draft: To be modified to conform to any local requirements.

5. Purpose of Memorandum; Conflicting Provisions. The purpose of this Memorandum is to make the Lease a matter of public record. If a provision of this Memorandum conflicts with a provision in the Lease, the provision in the Lease will control.

6. Counterparts. This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original instrument, and all of which, taken together, shall constitute one and the same instrument. The signature of a party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof

[Signature Page Follows]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum of Lease Agreement as of the day and year first above written.

LANDLORD:

[OSREC ENTITY], a Delaware limited liability company

By:
Name:
Title:

STATE OF                                  )

COUNTY OF                              )

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that                     , whose name as                      of                     , a                      [corporation], as [manager][managing member][member] of                     , a                      limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such [officer] and with full authority, executed the same voluntarily for and as the act of said [corporation], acting in its capacity as                      of said limited liability company as aforesaid.

Given under my hand and official seal, this      day of             , 20    .

Notary Public

AFFIX SEAL

My commission expires:

TENANT:

[ ], a(n) [ ]
[ ]

By:
Name:
Title:

STATE OF                                  )

COUNTY OF                              )

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that                     , whose name as                      of a                      corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this      day of             , 20    .

Notary Public

AFFIX SEAL

My commission expires:

EXHIBIT “A”

Legal Description of Premises

EXHIBIT F

TO LEASE AGREEMENT

FORM OF SEPARATE LEASE

LEASE AGREEMENT

By and Between

[LANDLORD ENTITY]

(Landlord)

and

CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation [and [●], a [●]]1

(Tenant)

[1]	Note to Draft: Additional tenant entities to be added as applicable.

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LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is entered into as of the     day of             , 2025 (the “Effective Date”), by and between [LANDLORD ENTITY], a Delaware limited liability company ( “Landlord”), and CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation [and [●], a [●]] ([collectively,] “Tenant”).

RECITALS

A.

Landlord and Tenant were parties to that certain Amended and Restated Master Lease Agreement, dated August             , 2020, by and between Landlord and the other landlord entities a party thereto, and Tenant and the other tenant entities a party thereto (as amended, the “Master Lease”).

B.	Pursuant to Section 45 of the Master Lease, Tenant has delivered the Severance Notice (as defined in the Master Lease).

C.

In accordance with the terms of the Master Lease, Tenant is entering into this Lease and the other Separate Leases (as defined in the Master Lease), each dated as of the date hereof to sever, amend and restate the Master Lease in its entirety.

NOW THEREFORE, in consideration of the mutual promises, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that this Lease, together with the other Separate Leases, collectively hereby severe, restate and amend the Master Lease in its entirety as follows:

1.	BASIC TERMS.

A.	“Base Rent”: Base Rent shall be paid in accordance with and in the amounts set forth on Exhibit A attached hereto and made a part hereof, subject to increases as set forth herein.

B.	“Building”: The building or buildings located on the Property in the approximate square footages set forth on Exhibit B attached hereto and made a part hereof.

C.	“Commencement Date”: July 29, 2020.

D.	“Expiration Date”: July 31, 2040, subject to extension pursuant to the terms hereof.

E.

“Option to Renew”: [●] additional period of five (5) years, (each, a “Fixed Renewal Term”), followed by [●] additional periods of five (5) years each (each, a “FMV Renewal Term”), each under the terms and conditions set forth in Section 37 of this Lease.[2]

[2]	Note to Draft: To be conformed to Schedule 1(E) of Master Lease.

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F.	“Premises”: Collectively, the Building and the Property.

G.	“Property”: Those certain tracts or parcels of land, more particularly described on Exhibit B attached hereto and made a part hereof.

H.

“Term”: A period of twenty (20) years (plus the number of days, if any, to have this Lease expire on the last day of a calendar month), commencing on the Commencement Date and expiring on the Expiration Date, unless extended or sooner terminated as hereinafter provided.

2.	DEFINITIONS AND BASE PROVISIONS.

For purposes of this Lease, the following terms shall have the meanings indicated below:

A.

“ADA”: The Americans with Disabilities Act of 1990, 42 U.S.C. §§ 12101 et seq., as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes.

B.

“Affiliate”: With respect to Landlord or Tenant, shall mean a person or entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such person or entity. The term “control” as used in the immediately preceding sentence, means, with respect to an entity that is a corporation, limited liability company, partnership or other entity, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the ownership interests of the entity.

C.	Intentionally Omitted.

D.	“Alterations”: Defined in Section 13.A hereof.

E.

“Anti-Money Laundering Laws”: The BSA and the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (commonly referred to as the USA Patriot Act), P.L. 107-56, as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes.

F.	Intentionally Omitted

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G.

“Architect” shall mean an architect selected by Tenant to complete any applicable Tenant’s Work, who, with respect to any Tenant Work that requires Landlord’s consent hereunder, is reasonably acceptable to Landlord.

H.	“Base Rent”: Defined in Section 1.A hereof.

I.

“BSA”: The Bank Secrecy Act (otherwise known as the Currency and Foreign Transactions Reporting Act), 31. U.S.C. §§ 310 et seq., as the same may be amended from time to time and any and all rules and regulations which have become effective prior to the date of this Lease under such statutes.

J.	“Building”: Defined in Section 1.B hereof.

K.	“Commencement Date”: Defined in Section 1.C hereof.

L.	“Comparable Buildings”: Buildings in the market in which the applicable Building is located that are comparable in size, design, use, age, location, class and quality to such Building.

M.

“Control” shall mean with respect to an entity that is a corporation, limited liability company, partnership or other entity, the right to exercise, directly or indirectly, more than fifty percent (50%) of the voting rights attributable to the ownership interests of the entity.

N.	“Default Rate”: The lesser of (i) the Prime Rate plus seven percent (7%) per annum, compounding monthly, or (ii) the highest rate allowed by applicable Law.

O.

“Encumbrance”: Any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, lease, sublease, attachment, conditional sales agreement, encumbrance, preemptive right, right of first refusal, right of first offer, covenant, condition, restriction, reciprocal easement agreement, declaration or other right of third parties, whether voluntarily incurred or arising by operation of Law, and includes any agreement to give or enter into any of the foregoing.

P.

“Environmental Laws”: Each and every Law pertaining to environmental, health or safety matters or Hazardous Materials applicable to or which otherwise pertains to or affects the Premises or the use, ownership, occupancy or operation of the Premises or any portion thereof, and as the same have been or may be amended, modified or supplemented from time to time, including but not limited to the (1) Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. §9601 et seq.), (2) Hazardous Substances Transportation Act (49 U.S.C. §1802 et seq.), (3) Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), as amended by the Hazardous and Solid Wastes Amendments of

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1984, (4) Water Pollution Control Act (33 U.S.C. §1251 et seq.), (5) Safe Drinking Water Act (42 U.S.C. §300f et seq.), (6) Clean Water Act (33 U.S.C. §1321 et seq.), (7) Clean Air Act (42 U.S.C. §7401 et seq.), (8) Solid Waste Disposal Act (42 U.S.C. §6901 et seq.), (9) Toxic Substances Control Act (15 U.S.C. §2601 et seq.), (10) Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. §11001 et seq.), (11) Radon Gas and Indoor Air Quality Research Act of 1986 (42 U.S.C. §7401 et seq.), (12) National Environmental Policy Act (42 U.S.C. §4321 et seq.), (13) Superfund Amendment Reauthorization Act of 1986 (42 U.S.C. §9601 et seq.), (14) Occupational Safety and Health Act (29 U.S.C. §651 et seq.), (15) Refuse Act of 1999 (33 U.S.C. § 407 et seq.), (16) Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.), (17) Marine Protection, Research and Sanctuaries Act (33 U.S.C. § 1401 et seq.), (18) Noise Control Act (42 U.S.C. § 4902 et seq.), (19) Atomic Energy Act (42 U.S.C. § 2011 et seq.) and (20) Nuclear Waste Policy Act of 1982 (42 U.S.C. § 10101 et seq.), and any similar state or local Laws and any and all rules and regulations in effect under such Laws.

Q.	“Event of Default”: Defined in Section 23 hereof.

R.	“Expiration Date”: Defined in Section 1.D hereof.

S.

“Final Completion” shall mean with respect to any Tenant’s Work (a) the completion of construction of such Tenant’s Work, including all “punch list” items, in accordance with the applicable Plans as certified by the applicable General Contractor, and (b) all permits and licenses required for the legal occupancy of such Tenant’s Work, if any, have been obtained.

T.	“Final Completion Date” shall mean the date that Final Completion of the applicable Tenant’s Work occurs.

U.

“Force Majeure Delays” means any delay in the performance of Tenant’s obligations hereunder resulting from the following so long as Tenant delivers written notice to Landlord within two (2) Business Days of discovery of such Force Majeure Delay: (a) strikes, lockouts, labor disputes, (b) acts of God, (c) epidemics or pandemics, (d) enemy or hostile governmental action, civil commotion, insurrection or revolution, (e) acts of terrorists, and (f) unavoidable casualty; provided, however, in no event shall Force Majeure Delays extend the deadline for performance by Tenant for more than sixty (60) days in the aggregate.

V.

“General Construction Contract” shall mean with respect to any Tenant’s Work, the applicable construction contract by and between the applicable General Contractor and Tenant, and, with respect to any such construction contract entered into in connection with Tenant Work that requires Landlord’s consent hereunder, is approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

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W.

“General Contractor” shall mean, with respect to any Tenant’s Work, a licensed contractor selected by Tenant to complete such Tenant’s Work, who, with respect to any Tenant Work that requires Landlord’s consent hereunder, is reasonably acceptable to Landlord.

X.

“Hazardous Materials”: shall mean (a) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant as defined in Environmental Laws; (b) radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, radiation, mold or other microbial matter, odors, noise, per- and poly-fluoroalkyl substances, or any petroleum product or additive; (c) any substance, gas, material or chemical which is now or hereafter defined as or included in the definition of “hazardous substances,” “toxic substances,” “hazardous materials,” “hazardous wastes,” “regulated substances” or words of similar import under any Environmental Laws; and (d) any other chemical, material, gas or substance, the exposure to or release of which is or may be prohibited, limited or regulated by Environmental Laws, or any chemical, material, gas or substance that does or is reasonably likely to pose a hazard to human health or safety or to the environment.

Y.	Intentionally Omitted.

Z.	Intentionally Omitted.

AA.	“Indemnified Party” shall mean, with respect to any indemnification obligation contained in this Lease, the individual or entity so indemnified by the indemnifying party.

BB.

“Landlord Indemnified Parties”: Landlord and Landlord Mortgagee, and each of their respective successors and assigns, and their respective members, managers, partners, shareholders, officers, directors, agents, and representatives.

CC.	“Landlord”: Defined in the Preamble hereto.

DD.	“Landlord Claim”: Defined in Section 20.A hereof.

EE.	“Landlord Mortgage”: Defined in Section 25.B hereof.

FF.	“Landlord Mortgagee”: Defined in Section 25.B hereof.

GG.	“Landlord Notice Address”:

c/o Oak Street Real Estate Capital, LLC

125 S. Wacker Drive, Suite 1220

Chicago, Illinois 60606

Attention: James Hennessey

E-mail: hennessey@oakstreetrec.com

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With a copy to

Kirkland & Ellis LLP

300 North LaSalle

Chicago, Illinois 60654

Attention: David A. Rosenberg

E-mail: david.rosenberg@kirkland.com

HH.	“Landlord’s Representatives”: Landlord’s agents, attorneys, representatives, members, directors, officers and employees.

II.	“Late Charge”: Defined in Section 5.C hereof.

JJ.

“Law”: All applicable statutes, ordinances, rules, regulations, codes, orders, requirements, directives, binding written interpretations and binding written policies, common law, rulings, and decrees of all local, municipal, state and federal governments, departments, agencies, commissions, boards or political subdivisions.

KK.

“OFAC Laws and Regulations”: All Laws administered by the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury, codified at 31 C.F.R. Part 500 (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action regarding persons or entities with whom U.S. persons or entities are restricted from doing business (including persons or entities who have violated the U.S. Foreign Corrupt Practices Act 15 U.S.C. §§78dd-1, 78dd-2 and 78dd-3), as same may be amended from time to time.

LL.	“Option to Renew”: Defined in Section 1.E hereof.

MM.

“Permitted Encumbrances”: Any and all Encumbrances (i) affecting any portion of the Premises as of the Commencement Date, including, but not limited to, those Encumbrances shown on Landlord’s title policy obtained on the Commencement Date, (ii) consisting of any and all leases, subleases, licenses and other occupancy agreements in place with respect to the Premises as of the Commencement Date (collectively, the “Existing Leases”), (iii) consisting of current taxes and assessments with respect to the Premises, not yet due or payable, (iv) arising or created by municipal and zoning ordinances and (v) arising after the Commencement Date that are approved in writing by Landlord in its sole and absolute discretion.

NN.	“Personal Property”: All personal property on the Premises, which shall include, without limitation, all business machinery and equipment,

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including, but not limited to, specialized equipment unique to the nature of Tenant’s business, business records, furniture, furnishings, communications equipment, office equipment, computer equipment, computer software, computer tapes, computer program tapes, computer program disks, computer program documentation and manuals, computer program codes, customer accounts, customer lists, customer information, inventory and proprietary information which may belong to Tenant or be in the possession of Tenant, which is located or used upon, in or about the Premises during the Term, or any renewal or extension thereof.

OO.

“Plans” shall mean, with respect to any Tenant’s Work, the plans and specifications prepared by the Architect and if such Tenant’s Work requires Landlord approval as approved by Landlord, which shall not be unreasonably withheld, conditioned or delayed.

PP.	“Premises”: Defined in Section 1.F hereof.

QQ.

“Prime Rate”: The interest rate per annum as published, from time to time, in The Wall Street Journal as the “Prime Rate” in its column entitled “Money Rate”. The Prime Rate may not be the lowest rate of interest charged by any “large U.S. money center commercial banks” and Landlord makes no representations or warranties to that effect. In the event The Wall Street Journal ceases publication or ceases to publish the “Prime Rate” as described above, the Prime Rate shall be the average per annum discount rate (the “Discount Rate”) on ninety-one (91) day bills (“Treasury Bills”) issued from time to time by the United States Treasury at its most recent auction, plus three hundred (300) basis points. If no such 91-day Treasury Bills are then being issued, the Discount Rate shall be the discount rate on Treasury Bills then being issued for the period of time closest to ninety-one (91) days.

RR.	“Prohibited Persons”: Defined in Section 16.B hereof.

SS.	“Property”: Defined in Section 1.G hereof.

TT.	Intentionally Omitted.

UU.	“Real Estate Taxes”: Defined in Section 7.A hereof.

VV.

“Release”: Any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, migrating, presence of, exposure to or disposing into the environment of any Hazardous Materials, including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Materials.

WW.	“Renewal Amendment”: Defined in Section 37.E hereof.

XX.	“Renewal Notice”: Defined in Section 37.A.1 hereof.

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YY.	“Renewal Option”: Defined in Section 37.A hereof.

ZZ.	“Renewal Term”: Defined in Section 37.A hereof.

AAA.	“Rent”: Defined in Section 5.B hereof.

BBB.	“Repossessed Premises”: Defined in Section 24.C hereof.

CCC.	Intentionally Omitted.

DDD.	“Seller”: Defined in the Recitals hereto.

EEE.	Intentionally Omitted

FFF.	Intentionally Omitted.

GGG.	Intentionally Omitted.

HHH.	“SNDA”: Defined in Section 25.A hereof.

III.	“Substitute Tenant”: Defined in Section 24.C hereof.

JJJ.	“Taxes”: Defined in Section 7.D hereof.

KKK.	“Tenant”: Defined in the Preamble hereto.

LLL.	“Tenant Notice Address”:

Cracker Barrel Old Country Store, Inc.

307 Hartmann Drive

Lebanon, TN 37087

Attn: Vice President of Development

With a copy to:

Cracker Barrel Old Country Store, Inc.

307 Hartmann Drive

Lebanon, TN 37087

Attn: General Counsel

With a copy to:

Rebekah Fisher and Associates, PLLC

414 Bridge Street

Franklin, TN 37064

Attn: Rebekah Fisher, Esq.

MMM.	“Tenant’s Personal Property”: Defined in Section 12 hereof.

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NNN.	“Tenant’s Representatives”: Tenant’s agents, attorneys, representatives, directors, officers and employees and any mortgagee of Tenant’s interest in this Lease or in the Premises.

OOO.	“Tenant’s Work”: Defined in Exhibit C hereof.

PPP.	“Term”: Defined in Section 1.H hereof.

QQQ.	“Transfer”: Defined in Section 21.B hereof.

RRR.	“U.S. Publicly-Traded Entity”: Defined in Section 16.A hereof.

SSS.	Intentionally Omitted.

TTT.	Intentionally Omitted.

UUU.	“Utility Charges”: Defined in Section 9.A hereof.

3.	GRANTING CLAUSE.

A.

Landlord, in consideration of the covenants and agreements to be performed by Tenant, and upon the terms and conditions contained in this Lease, does hereby lease, demise, let and deliver to Tenant, and Tenant, in consideration of the covenants and agreements to be performed by Landlord and upon the terms and conditions contained in this Lease, does hereby lease from Landlord, the Premises, to have and to hold for the Term. Tenant acknowledges receipt and delivery of complete and exclusive possession of the Premises, subject to the Permitted Encumbrances. Tenant acknowledges and confirms that for a substantial period prior to and up to and including the execution of the Master Lease, [Seller has been in continuous ownership / Seller has most recently held leasehold title] and possession of the Premises, and, accordingly, Tenant is fully familiar therewith, and Tenant has examined and otherwise has knowledge of the condition of the Premises prior to the execution and delivery of this Lease and has found the same to be satisfactory for its purposes hereunder. Regardless, however, of any knowledge, examination or inspection made by Tenant and whether or not any patent or latent defect or condition was revealed or discovered thereby, Tenant is leasing the Premises “as is,” “where is” and “with all faults” in its present condition. Tenant hereby irrevocably, unconditionally and absolutely waives and relinquishes any claim or action against Landlord whatsoever in respect of the condition of the Premises as of the Commencement Date, including any patent or latent defects or adverse conditions not discovered or discoverable or otherwise known or unknown by Tenant as of the Commencement Date.

LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN FACT OR IN LAW, IN RESPECT OF THE PREMISES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS

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FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, OR AS TO THE NATURE OR QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY HAZARDOUS MATERIALS, IT BEING AGREED THAT ALL SUCH RISKS, KNOWN AND UNKNOWN, LATENT OR PATENT, ARE TO BE BORNE SOLELY BY TENANT, INCLUDING ALL RESPONSIBILITY AND LIABILITY FOR ANY ENVIRONMENTAL CONDITION OF THE PREMISES, ENVIRONMENTAL REMEDIATION AND COMPLIANCE WITH ALL ENVIRONMENTAL LAWS RELATED TO THE PREMISES. EXCLUDING, HOWEVER, ANY SUCH CONDITION. REMEDIATION OR NEED FOR COMPLIANCE THAT ARISES FROM OR IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD AND/OR ANY LANDLORD INDEMNIFIED PARTIES OR ANY LANDLORD REPRESENTATIVE OR ARISES FROM OR AS A RESULT OF ANY CONDITION FIRST EXISTING OR ANY ACT OR OMISSION FIRST OCCURRING ON OR AFTER THE EXPIRATION OR EARLIER TERMINATION OF THIS LEASE.

Without limiting the foregoing, Tenant realizes and acknowledges that factual matters existing as of the Commencement Date now unknown to it may have given or may hereafter give rise to losses, damages, liabilities, costs and expenses that are presently unknown, unanticipated and unsuspected, and Tenant further agrees that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Tenant nevertheless hereby intends to release, discharge and acquit Landlord and Landlord Mortgagee, and each of their respective successors and assigns, and their respective members, managers, partners, shareholders, officers, directors, agents, and representatives, from any and all such unknown losses, damages, liabilities, costs and expenses.

B.

Landlord and Tenant covenant and agree that, except to the extent otherwise required by applicable Law: (i) each will treat this Lease in accordance with U.S. generally accepted accounting principles, consistently applied, and as a true lease for state law reporting purposes and for federal, state and/or local income tax purposes; and (ii) each party will not, nor will it permit any Affiliate to, at any time, take any action or fail to take any action with respect to the preparation or filing of any statement or disclosure to any governmental authority, including without limitation, any income tax return (including an amended income tax return), to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 3.B. Should either party receive notice from a taxing authority regarding a dispute over the tax treatment contemplated herein, such receiving party should provide prompt written notice to the other party.

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C.

Tenant acknowledges that fee simple title (both legal and equitable) to the Premises is vested in Landlord and that Tenant has only the leasehold right of possession and use of the Premises as provided herein.

4.	USE.

A.

Tenant may use the Premises as a restaurant, gift shop and ancillary uses associated therewith, or any other lawful retail use that does not adversely impair the value of the Premises and in all cases subject to and in compliance with all Laws and Permitted Encumbrances. Tenant shall use the Premises only as provided by and in accordance with all Permitted Encumbrances, subject to Landlord’s reservation of rights herein. Tenant shall not use or occupy the Premises, or any part thereof, nor permit or allow the Premises or any part thereof to be used or occupied, for (i) any purpose or in any manner which is in violation of any Law or a violation of the provisions set forth in Section 27 or any other provision of this Lease or (ii) in any manner which violates any certificates of occupancy for the Premises or makes void or voidable any insurance then in force with respect thereto as is required pursuant to Section 15 hereof. Tenant’s occupancy of the Premises will be in material compliance with all Laws and insurance requirements, and as otherwise provided in this Lease. Tenant shall neither suffer nor permit the Premises or any portion thereof to be used, or otherwise act or fail to act, in such a manner as (I) likely to impair Landlord’s title thereto or to any portion thereof, (II) may make possible a claim of adverse use or possession or an implied dedication of the Premises or any material portion of the Premises, or (III) subject the Premises or this Lease to any Encumbrances, other than Permitted Encumbrances. Notwithstanding anything herein to the contrary, Tenant shall not (a) permit any unlawful practice to be carried on or committed in the Premises; (b) make any use of or allow the Premises to be used for any purpose that might invalidate or materially increase the rate of insurance thereof; (c) deface or injure the Premises; (d) overload the floors, walls or ceilings of the Premises; (e) intentionally omitted; (f) commit or suffer any material waste in or about the Premises; (g) use the Premises in any manner that may diminish the value of the Premises in any material respect; or (h) use the Premises for any of the following purposes without the Landlord’s prior consent (which may be granted or withheld in its sole and absolute discretion): (i) bar (provided that Tenant shall be permitted to sell alcoholic beverages, in compliance with all Laws and Permitted Encumbrances, at the Premises in connection with the operation of a restaurant thereon), nightclub, adult bookstore or video shop or other adult entertainment establishment; (ii) incineration or reduction of garbage or any garbage dumps on the Premises provided, however, a trash incinerator or compactor used exclusively for Tenant’s onsite operation for the Premises shall be permitted to the extent the same is customary and appropriate for restaurants similar to the Premises and provided that such trash incinerator or compactor is used in compliance with all applicable Laws and Permitted

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Encumbrances; (iii) mortuary; (iv) fire sale, bankruptcy sale or auction house operation; (v) gas station; (vi) laundry or dry cleaning plant or laundromat; (vii) automobile, truck, trailer or RV repairs on-site; (viii) “flea market”, secondhand, surplus or other “off-price” or deep discount store; (ix) massage parlor; (x) carnival; or (xi) gambling or off-track betting operation.

B.	Intentionally Omitted.

C.

Tenant will not enter into any agreements or consent to any transaction or instruments that will create an Encumbrance on the Premises without Landlord’s prior written consent in its sole discretion. Tenant shall be responsible for complying with the terms and conditions of, and paying the costs and expenses under, all Encumbrances on the Premises (other than Landlord’s obligations to pay debt service to any Landlord Mortgagee under any Landlord Mortgage). Tenant shall not, without Landlord’s prior written consent (in Landlord’s sole discretion), apply for or otherwise seek or obtain any zoning changes or variances with respect to the Property. If Landlord desires to seek or obtain any zoning changes or variances with respect to the Property, Tenant shall cooperate in all respects therewith at no material cost to Tenant, at Landlord’s request, provided that such zoning change or variance will not prohibit, materially alter or materially impair Tenant’s use of the Property for its then-current use.

D.	Tenant shall have the right to access and use the Premises twenty-four (24) hours per day, seven (7) days per week.

5.	RENT.

A.

Tenant shall pay Base Rent to Landlord in the manner provided in Section 5.B in equal consecutive monthly installments in advance on or before the 1st day of each calendar month commencing as of the Commencement Date and continuing through the Term. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, Base Rent for such month shall be prorated by multiplying such Base Rent by a fraction, the numerator of which is the number of days of the Term within such calendar month and the denominator of which is the total number of days within such calendar month. Tenant shall pay its first monthly installment of Base Rent, which may be prorated pursuant to this Section 5.A, on the Commencement Date in connection with Landlord’s acquisition of the Premises pursuant to the Purchase Agreement.

B.

For purposes of this Lease, the Base Rent, the Real Estate Taxes, the Utility Charges and any and all other amounts, sums, charges, liabilities and obligations which Tenant assumes or agrees to pay or may become liable for under this Lease at any time and from time to time are sometimes

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collectively referred to as “Rent”; and, in the event of any failure on the part of Tenant to pay any portion of the Rent, every fine, penalty, interest and cost which may be added for nonpayment or late payment of such items, including, without limitation, all amounts for which Tenant is or may become liable to indemnify Landlord and the Landlord Indemnified Parties under this Lease (including reasonable attorneys’ fees and court costs) shall be deemed to be Rent. All Rent is payable in lawful money of the United States of America and legal tender for the payment of public and private debts without notice, demand, abatement, deduction, or setoff under any circumstances, in accordance with the wire or ACH information as Landlord designates to Tenant in writing from time to time.

C.

Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent will cause Landlord to incur costs and administrative complications not contemplated hereunder, the exact amount and scope of which are presently anticipated to be extremely difficult to ascertain. Accordingly, if any installment of Rent due to Landlord is not paid within five (5) days of the date it is due for any reason, Tenant shall pay Landlord upon demand a late charge equal to the lesser of (i) seven percent (7%) of the delinquent installment of Rent and (ii) the highest amount allowed by applicable Law (each a “Late Charge”). The parties agree that this late charge represents a fair and reasonable estimate of the costs and expenses (including economic losses) that Landlord will incur by reason of late payment by Tenant. The parties further agree that such late charge is Rent and not interest and such assessment does not constitute a lender or borrower/creditor relationship between Landlord and Tenant. In addition, any amount of delinquent Rent (including the amount of any Late Charge) due to Landlord shall accrue interest at the Default Rate from the date on which such Rent was due up to the date that such Rent is paid. The payment of such late charge or such interest shall not constitute waiver of, nor excuse or cure, any default under this Lease, nor prevent Landlord from exercising any other rights and remedies available to Landlord. Without limitation of the foregoing, Tenant shall be responsible for payment of all interest, late charges, and other actual costs and fees imposed by third parties with respect to late payments of Utilities or other third party charges that are the responsibility of Tenant hereunder.

D.

For any non-scheduled payment of Rent hereunder that is payable by Tenant on demand by Landlord, such shall be due ten (10) days following written demand therefor by Landlord, without abatement, deduction, or setoff under any circumstances.

E.

If required pursuant to Section 21(C), Tenant shall deliver to Landlord an irrevocable standby letter of credit in form and substance reasonably acceptable to Landlord (“Letter of Credit”) in the amount required by Section 21(C) (the “Security Deposit”) to secure Tenant’s obligations under this Lease. Upon a monetary Event of Default and Tenant’s failure

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to cure same following expiration of the applicable notice and cure period, Landlord may draw on such Letter of Credit to satisfy any such unpaid monetary obligation of Tenant, and Tenant shall, within five (5) Business Days following written notice from Landlord thereof, deposit with Landlord a replacement Letter of Credit sufficient to replenish the Security Deposit to its original amount; provided, however, if the Letter of Credit has been depleted pursuant to the foregoing sentence or Tenant fails to replenish the Letter of Credit in accordance with this Lease, then Landlord shall have the right to exercise all of its rights and remedies hereunder with respect to such Event of Default. Any Letter of Credit posted by Tenant pursuant to this Lease shall be issued (the following collectively, the “LC Issuer Requirements”): (a) by a commercial bank with a net worth of at least Ten Billion Dollars ($10,000,000,000), (b) that is chartered under the laws of the United States, any State thereof or the District of Columbia, and which is insured by the Federal Deposit Insurance Corporation, (c) whose long-term, unsecured and unsubordinated debt obligations are rated in the highest category by at least two of Fitch Ratings Ltd. (Fitch), Moody’s Investors Service, Inc. (Moody’s) and Standard & Poor’s Ratings Services (S&P) (the “Rating Agencies”) or their respective successors (which shall mean A- from Fitch, A3 from Moody’s and A-from Standard & Poor’s), (d) which has a short term deposit rating in the highest category from at least two Rating Agencies (which shall mean F2 from Fitch, P-2 from Moody’s and A-2 from S&P), and (e) which is not insolvent and is not placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, and for which no trustee, receiver or liquidator is appointed. If at any time following the delivery of the Letter of Credit by Tenant pursuant to this Section 5.E the LC Issuer Requirements are not satisfied, then Tenant shall, no later than ten (10) business days after the earlier of (i) Tenant acquiring knowledge that the LC Issuer Requirements are not satisfied and (ii) receipt of written notice thereof, deliver to Landlord either a replacement Letter of Credit which meets the LC Issuer Requirements or cash in the amount of the Security Deposit. If Tenant fails to deliver a replacement Letter of Credit from an institution that satisfies the LC Issuer Requirements or such cash Security Deposit to Landlord within such ten (10) business day period, Landlord, at its option, upon the delivery of written notice to Tenant may draw upon the Letter of Credit and instruct the Letter of Credit issuer to deliver the full amount of the Letter of Credit to Landlord as a cash Security Deposit. It is Tenant’s responsibility to maintain and renew the Letter of Credit such that it is in effect at all times until the return of the Letter of Credit to Tenant in accordance herewith. Tenant shall renew such Letter of Credit no later than thirty (30) days prior to any expiration date thereof or replace such Letter of Credit with a replacement Letter of Credit which otherwise meets the LC Issuer Requirements or with a cash Security Deposit. If Tenant has not renewed the Letter of Credit (and delivered the original of such renewal documentation to Landlord) or delivered a satisfactory replacement Letter

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of Credit or cash Security Deposit to Landlord at least thirty (30) days prior to the expiration date of the Letter of Credit, Landlord, at its option, may draw upon the Letter of Credit and instruct the Letter of Credit issuer to deliver the full amount of the Letter of Credit to Landlord as a cash Security Deposit.

6.	NET LEASE.

A.

Landlord and Tenant acknowledge and agree that (i) this Lease is, and is intended to be, what is commonly referred to as a “net, net, net” or “triple net” lease, and (ii) the Rent shall be paid absolutely net to Landlord, so that this Lease shall yield to Landlord the full amount or benefit of the installments of Base Rent, Real Estate Taxes and all other Rent throughout the Term with respect to the entire Premises, all as more fully set forth in Section 5. All of the costs, expenses, responsibilities and obligations of every kind and nature whatsoever foreseen and unforeseen relating to the condition, use, operation, management, maintenance, repair, restoration and replacement of the Premises and all improvements and appurtenances related thereto or any part thereof shall be performed and paid by Tenant, and Landlord shall have no responsibility or liability therefor. The covenants to pay Base Rent, Real Estate Taxes and all other Rent hereunder are independent covenants, and Tenant shall have no right to hold back, offset, deduct, credit against or fail to pay in full any such amounts for claimed or actual default or breach by Landlord of whatsoever nature, for force majeure or for any other reason whatsoever. For the avoidance of doubt, Tenant shall not have, and hereby expressly and absolutely waives, relinquishes, and covenants not to assert, accept or take advantage of, any right to deposit or pay with or into any court or other third-party escrow, depository account or tenant account with respect to any disputed Rent, or any Rent pending resolution of any other dispute or controversy with Landlord. Tenant hereby expressly waives any and all defenses it may have at law or in equity to payment of Rent, including, without limitation, based on any theories of frustration of purpose, impossibility, or otherwise.

B.

Landlord is the owner of the Premises. Landlord and Tenant agree that for the purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. Section 365 or any amendment or successor section thereof, this is one indivisible and non-severable lease dealing with and covering one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Premises then leased by Tenant hereunder, subject to the terms of this Lease. In furtherance of the foregoing, Landlord and Tenant intend that:

1.

This Lease is intended to be a “true lease” and an “operating lease” and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this

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Lease are those of a true lease. The business relationship created by this Lease and any related documents is solely that of a long term commercial lease between Landlord and Tenant, this Lease has been entered into by both parties in reliance upon the economic and legal bargains contained herein, and none of the agreements contained herein is intended, or shall be deemed or construed, to create a partnership (de facto or de jure) between Landlord and Tenant, to make them joint venturers, to make Tenant an agent, legal representative, partner, subsidiary or employee of Landlord, or to make Landlord in any way responsible for the debts, obligations or losses of Tenant.

2.

Landlord and Tenant acknowledge and agree that the Term with respect to the Premises, including any term extensions provided for in this Lease, is less than the remaining economic life of the Premises.

3.	Intentionally Omitted.

4.

The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section 6 are a material inducement to each of Landlord and Tenant in entering into this Lease.

C.

[Notwithstanding anything to the contrary contained in this Lease, if Landlord comprises more than one entity, then Landlord hereby designates [●] (“Landlord’s Designee”) to act for and on behalf of Landlord (and the entities comprising Landlord) with respect to matters related to this Lease, including, without limitation, for the purpose of obtaining consents, collecting rents, fees, costs and expenses and the security deposit, due Landlord hereunder, making required payments, receiving and furnishing notices, documentation, and information hereunder (and all such actions by Landlord’s Designee shall be deemed binding upon and shall constitute the acts of, Landlord) and unless Tenant reasonably requires otherwise in connection with Tenant’s rights and remedies, Tenant shall only be obligated to communicate with and/or take direction from Landlord’s Designee, acting on behalf of Landlord. Landlord’s Designee has full right, power and authority to act on behalf of and bind Landlord and shall provide reasonably satisfactory proof thereof to Tenant (Tenant’s lender and other third parties reasonably required by Tenant), from time to time, upon request of Tenant.][3]

[3]	Note to Draft: To be removed as applicable

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7.	REAL ESTATE TAXES.

A.

During the Term, Tenant shall promptly pay, or cause to be paid, on a cash basis when due to the applicable taxing authority one hundred percent (100%) of all taxes, including ad valorem, sales, use, rent or similar taxes, including tax increases and re-assessments; payments in lieu of taxes pursuant to any statutory service agreement, payment-in-lieu-of-taxes agreement or the like; transfer taxes payable in connection with Tenant’s transfer of any of its interest in this Agreement, the Property or any portion thereof; assessments, including assessments for supplemental assessments and public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term, and including assessments under Encumbrances; water, sewer and other utility levies and charges; excise tax levies; fees, including license, permit, inspection, authorization and similar fees; and all other governmental and other charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character and any kind and nature whatsoever in respect of the Premises (including, without limitation, any Building and/or Property) and/or the Rent and all interest and penalties thereon attributable to any failure in payment by Tenant which at any time prior to, during or in respect of the Term hereof may be assessed or imposed on or in respect of or be a lien upon (i) the Premises or any part thereof or any appurtenance thereto, (ii) any Rent reserved or payable hereunder or any other sums payable by Tenant hereunder, (iii) this Lease or the leasehold estate hereby created or the operation, possession, occupancy or use of the Premises or any part thereof, (iv) any occupancy, operation, use or possession of, or sales from or activity conducted on or in connection with the Premises or the Property or the leasing or use of the Premises or the Property or any part thereof, or (v) any document to which Tenant is a party creating or transferring an interest or estate in the Premises, together with any interest or penalties thereon (all of which are hereinafter called “Real Estate Taxes”). Tenant shall make such payments directly to the taxing authorities and shall promptly furnish to Landlord copies of official receipts or other satisfactory proof evidencing such direct payments; provided, however, failure furnish such proof shall not be an Event of Default hereunder so long as Tenant provides Landlord with the same within two (2) Business Days of receipt written notice from Landlord. Tenant’s obligation to pay Real Estate Taxes shall be absolutely fixed upon the date such Real Estate Taxes become a lien upon the Premises or any part thereof, subject to Section 7.C. Tenant shall also be responsible for all Real Estate Taxes which, on the Commencement Date, are a lien upon the Premises or any part thereof.

B.

If Landlord receives a bill for Real Estate Taxes, Landlord shall provide the bill for each installment of Real Estate Taxes to Tenant promptly upon Landlord’s receipt of such bill. Tenant shall pay the Real Estate Taxes set forth on such bill prior to when due. Tenant shall provide Landlord with reasonable evidence that such Real Estate Taxes have been paid. If Tenant shall default in the payment of any Real Estate Taxes, Landlord shall have

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the right (but not the obligation) to pay the same together with any penalties and interest, in which event the amount so paid by Landlord shall be paid by Tenant to Landlord upon demand with interest thereon at the Default Rate. Tenant may pay any Real Estate Taxes in installments, if payment may be so made without penalty, fine, premium or interest, except that on the termination of this Lease any Real Estate Taxes which Tenant has elected to pay in installments shall be apportioned between Landlord and Tenant based on the time remaining in the Term. All Real Estate Taxes for the tax year in which this Lease shall terminate shall be apportioned between Landlord and Tenant on a cash basis.

C.

Tenant shall have the right, before delinquency occurs, of protesting, contesting, objecting to or opposing, at Tenant’s sole cost and expense, by appropriate legal proceedings (or informal objection process, to the extent customary and appropriate in the applicable jurisdiction) conducted in good faith and with due diligence, the legality or amount of any such Real Estate Taxes, assessments or assessed valuations in its own or in Landlord’s name as the case may be, and upon Tenant’s written request, Landlord will, at no cost or expense to Landlord, reasonably cooperate with Tenant; provided, however, that (i) in the case of any unpaid Real Estate Taxes, lien, attachment, levy, encumbrance, charge or claim pursuant to any Law, the commencement and continuation of such proceedings shall suspend the collection or enforcement thereof from or against Landlord and the Premises, which suspension may be caused by the payment by Tenant of a bond or some other form of security for payment; (ii) neither the Premises, the Rent therefrom nor any part or interest in either thereof would be in any danger of being sold, forfeited, attached or lost pending the outcome of such proceedings solely based on the outcome of the proceeding and not if Tenant has the right to make a curative payment following the outcome of the proceeding to avoid any of the foregoing consequences; (iii) in the case of any requirement of Law, neither Landlord nor Tenant would be in any danger of civil or criminal liability for failure to comply therewith pending the outcome of such proceedings; (iv) the insurance coverage required by Section 15 shall be maintained; (v) Tenant shall keep Landlord reasonably informed as to the status of and with copies of all documents in the proceedings, upon request by Landlord; and (vi) if such contest shall be finally resolved against Landlord or Tenant, Tenant shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with the applicable requirement of law. Landlord shall execute and deliver to Tenant such authorizations and other documents as may reasonably be required in any such contest, provided Tenant shall reimburse Landlord for its commercially reasonable out-of-pocket third party costs associated with such execution, and, if reasonably requested by Tenant, Landlord shall join as a party therein at no cost or expense to Landlord. The provisions of this Section 7.C shall not be construed to permit Tenant to contest the payment of Rent or any other amount payable by Tenant to Landlord hereunder. Without limiting any other provision of

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this Lease, Tenant shall indemnify, defend, protect and save harmless Landlord and all Landlord Indemnified Parties and the Premises from and against any and all liability, costs, fees, damages, expenses, penalties, fines and charges of any kind (including reasonable attorneys’ fees, including those incurred in the enforcement of this indemnity) that may be imposed upon Landlord, the Premises or any portion thereof in connection with any such contest and any loss resulting therefrom. Each party shall promptly notify the other of any written notice of any material claims or assessments for Real Estate Taxes that may be asserted by the applicable taxing authorities that could result in a potential material liability or expense for the other, and coordinate with the other in response to and settlement of such claims or assessments for Real Estate Taxes. Any refund due from any taxing authority in respect of any Real Estate Taxes paid by or on behalf of Tenant shall be paid over to or retained by Tenant.

D.

Tenant will indemnify Landlord and/or any Landlord Indemnified Parties, on an after-tax basis, against any and all fees or taxes, including, but not limited to, Real Estate Taxes (“Taxes”) imposed by the United States or any taxing jurisdiction or authority of or in the United States or any state in connection with this Lease, Landlord’s ownership of the Premises and/or Tenant’s use of the Premises.

E.

Landlord and Tenant shall, upon request of the other, promptly provide such data as is maintained by the party to whom the request is made with respect to the Premises as may be necessary to prepare any required tax returns and reports required by a governmental authority.

F.

Notwithstanding anything to the contrary in this Section 7, in no event will Tenant be required to pay any (i) federal or state income taxes of Landlord, provided, however, for the avoidance of doubt, Tenant shall be obligated to pay any rent taxes or other similar taxes levied against payments received by Tenant (ii) franchise and excise taxes; (iii) transfer taxes or any taxes imposed with respect to the sale, exchange or other disposition by Landlord, in whole or in part, of the Premises or the Property or Landlord’s interest in this Lease, or (iv) Taxes attributable solely to any period after the expiration or earlier termination of the Term hereof.

8.	PERSONAL PROPERTY TAXES.

Tenant shall be liable for and shall promptly pay when due all personal property taxes related to Personal Property and Tenant’s Personal Property placed in the Premises. Tenant may, without Landlord’s consent, before delinquency occurs, contest any such taxes related to the Personal Property.

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9.	OPERATING EXPENSES.

A.

Utilities. During the Term, Tenant agrees to pay all fees, costs, expenses and charges for electricity, power, gas, oil, water, sanitary and storm sewer, septic system refuse collection, landscaping, telephone, security, and other utilities and services consumed, rendered or used on or about the Premises (or any portion thereof) and such utility franchises as may be appurtenant to the use of the Premises (or any portion thereof) (collectively, “Utility Charges”). Landlord acknowledges and agrees that Tenant may enter into contracts for any of the foregoing services or the like without Landlord’s prior consent during the Term; provided, that any such contract shall be terminable by Tenant (or Landlord following termination of this Lease in accordance with its terms) at or prior to the expiration or sooner termination of the Lease or upon no more than thirty (30) days’ prior notice to the third-party servicer. Any resulting termination premium, fee or penalty shall be the sole responsibility of Tenant.

B.

Third Party Management. Tenant shall have the right to manage and operate the Premises (or any portion thereof) utilizing third parties for the management and operation thereof, without obtaining Landlord’s prior written consent of such third party. Notwithstanding the appointment of any third-party manager, Tenant shall remain fully responsible for the Premises in accordance with the terms hereof.

10.	TENANT’S REPAIR AND MAINTENANCE RESPONSIBILITIES.

A.

Throughout the Term, Tenant, at its sole cost and expense, will keep the Premises in a substantially similar condition as existed on the Commencement Date (reasonable wear and tear, damage from fire or other casualty excepted), whether or not the need for such repairs occurs as a result of Tenant’s use, the elements, or the age of the applicable Building, the applicable Property or Tenant’s Personal Property, or otherwise, and will commit or allow no physical waste with respect thereto, and with reasonable promptness, will make all necessary and appropriate repairs and replacements thereto of every kind and nature, including without limitation those necessary to ensure continuing compliance with all Laws and insurance requirements, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen. Tenant’s maintenance, repair and replacement obligations shall extend to and include, without limitation, all systems serving the Premises and, subject to any Permitted Encumbrances, any Parking Areas and landscaping on the Property. The necessity for and adequacy of repairs to any Building or other improvements forming a part of the Premises shall be measured by the standard which is substantially similar to the condition of the Premises as of the Commencement Date hereof, reasonable wear and tear excepted. Tenant’s obligations under this Section 10 shall, without limitation, include the maintenance, repair and replacement (a) at all times, of any and all building systems, machinery and equipment which exclusively serve the Premises, and (b) the bearing walls, floors, foundations, roofs and all

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structural elements of the Premises. Tenant will not take or omit to take any action the taking or omission of which would reasonably be expected to (i) create (or permit to continue) any dangerous condition, or (ii) create (or permit to continue) any condition which might reasonably be expected to involve any loss, damage or injury to any person or property. All repairs and replacements shall be in quality and class at least equal to the original work and shall be made promptly as and when necessary, subject to Force Majeure Delays. Repairs and replacements called for as a result of fire and/or other casualty and condemnation shall be made pursuant to the provisions of Sections 18 and 19 hereof, respectively. In connection with the foregoing, Tenant’s obligations shall include without limitation with respect to the Premises, to the extent applicable:

1.	Maintaining, repairing, and replacing, as necessary, the roof of the Building;

2.	Maintaining and repairing the bearing walls, floors, foundations, and all structural elements of the Building;

3.	Maintaining (including periodic window washing and periodic painting) and repairing the facade and exterior walls of the Building;

4.	Repairing and replacing, as necessary, the doors (including, without limitation, any overhead doors) and windows of the Building, and the mechanisms therefor;

5.	Causing the regular removal of garbage and refuse from the Premises;

6.

Causing the regular spraying for and control of insect, rodent, animal and pest infestation, and maintaining in good working order and condition all doors (both swinging and roll-up doors), including, without limitation, all weather seals;

7.

Servicing, maintaining, repairing and replacing all systems and equipment serving the Premises, including, without limitation, heating, ventilation, and air-conditioning equipment, and generators, if any;

8.

Regular sweeping, cleaning and removal of trash, debris, other materials and stains from the Premises and from the immediately adjacent sidewalks, service drives and loading or delivery areas, if any, of the Premises, as necessary to keep the same clean and in good order and condition;

9.	Regular sweeping, cleaning and washing of the interior of the Building, including, without limitation, floors, windows and fixtures, and periodic washing and painting of interior walls;

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10.

Repairing broken, damaged or leaking walls, bathrooms, ceilings, or fixtures and equipment in the interior of the Building, including, without limitation, plate glass windows, windows, floors and lighting fixtures;

11.	Irrigating and performing all gardening and landscaping of all lawns, trees, shrubs and plantings comprising part of the Premises; and

12.

Tenant shall maintain a contract on at least an annual basis for regular servicing and maintenance (at least once annually) of the heating, ventilating, air conditioning systems serving the Premises. Upon written request of Landlord, Tenant shall submit to Landlord a copy of such fully paid contract and any extensions, renewals or replacements thereof. At a minimum, each maintenance contract for any such equipment shall include a provision that such contractor shall be required to coordinate any activities performed on the roof of the Building by a roofing contractor, so as to not void any roof or related warranties.

Notwithstanding anything contained herein to the contrary, the determination as to whether to repair or replace any component of the Premises shall be in Tenant’s commercially reasonable discretion where repair would provide reasonable and appropriate functionality.

B.

Landlord shall not be required to furnish any services or facilities or make any repairs or alterations in or to the Premises, and Landlord shall not under any circumstances be required to (i) build or rebuild any improvements on the Premises; (ii) make any repairs, replacements, alterations, restorations or renewals of any nature to the Premises, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto; or (iii) maintain the Premises (including any parking or common areas which comprise part of the Premises) in any way. Tenant hereby expressly and unconditionally waives, to the fullest extent now or hereafter permitted by Law, the right to make repairs or perform any maintenance at the expense of Landlord which right may be provided for in any Law in effect at the time of the execution and delivery of this Lease or which may hereafter be enacted. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises. However, on default of Tenant beyond the expiration of any applicable notice and cure periods in making such repairs or replacements, Landlord may, but shall not be required to, make such repairs and replacements for Tenant’s account and the expense thereof shall be paid by Tenant to Landlord upon demand with interest at the Default Rate.

C.	Except as expressly set forth herein, nothing contained in this Lease and no action or inaction by Landlord shall be construed as (i) constituting the

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consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition or maintenance of or to the Premises or any part thereof or any improvements thereto; or (ii) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Landlord in respect thereof.

11.	COMPLIANCE WITH LAWS.

Tenant shall, at its sole cost and expense, use and maintain the Premises in compliance with all Laws, and Tenant shall, at its sole cost and expense, comply with all Laws applicable to or having jurisdiction over the use, occupancy, operation, and maintenance of the Premises, including without limitation, all Environmental Laws, the ADA and other access laws and those which require the making of any structural, unforeseen or extraordinary changes and including those which involve a change of policy on the part of the governmental body enacting the same. Tenant shall, at its sole cost and expense, comply with all Encumbrances affecting the Premises or any portion thereof (other than Landlord’s obligations to pay debt service to any Landlord Mortgagee under any Landlord Mortgage). Tenant, at its sole expense, shall comply with the requirements of policies of special form insurance coverage at any time in force with respect to the Premises as required pursuant to Section 15 hereof and with the provisions of all contracts, agreements and restrictions affecting the Premises or any part thereof in effect as of the date hereof or the ownership, occupancy or use thereof. Without diminishing the obligations of Tenant, if Tenant shall at any time fail to comply as promptly as reasonably practicable with any Law applicable to the Premises, or the use and occupation thereof, Landlord may cause the Premises to so comply and the reasonable costs and expenses of Landlord in such compliance shall be paid by Tenant to Landlord upon demand with interest thereon at the Default Rate.

12.	SURRENDER OF PREMISES.

Upon the expiration of this Lease pursuant to its terms (or, in the event of a termination of this Lease on a date other than the scheduled Expiration Date of this Lease, as promptly as commercially practicable thereafter (but in any event within fifteen (15) days thereafter)), Tenant shall surrender to Landlord the Premises, including all improvements including Alterations constructed by Tenant therein that Landlord has not requested that Tenant remove in accordance with Section 13 below, with all fixtures appurtenant thereto (but not including furnishings, trade fixtures, furniture, computers, telephone systems, machinery, equipment and other Personal Property installed or placed on the Premises by Tenant) (collectively, “Tenant’s Personal Property”), free and clear of any occupants or tenancies (including subtenancies) (other than subtenants under subleases as in effect on the date hereof) and in compliance with Laws (including, without limitation, Environmental Laws) and in as good (or better) condition and repair as existed as of the Commencement Date, reasonable wear and tear and damage from fire or other casualty excepted, and any new buildings, alterations, improvements, replacements or additions constructed by Tenant and remaining at the Premises, in the same or better condition as when completed, reasonable wear and tear and damage from fire or other casualty excepted. Without limitation to

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the foregoing, at least 90 days prior to the expiration of the Term but not more than 180 days prior to such expiration, Landlord may commission, a Phase I site assessment and, if recommended by the Phase I site assessment, a Phase II site assessment of the Premises, for purposes of confirming the environmental condition of the Premises and Tenant’s compliance with the terms of the Lease with respect to environmental matters. In the event any Phase I site assessment or Phase II site assessment recommended thereby commissioned pursuant to the previous sentence reveals any recognized environmental conditions not present as of the date hereof, Tenant shall reimburse Landlord for the cost of such Phase I and Phase II site assessments upon written demand from Landlord. Any of Tenant’s Personal Property installed or placed on the Premises by Tenant or any subtenant or assignee of Tenant, if not removed within fifteen (15) days after termination or expiration of this Lease shall be deemed abandoned and become the property of Landlord without any payment or offset therefor if Landlord so elects. If Landlord shall not so elect, Landlord may remove such property from the Premises and have it stored at Tenant’s risk and expense. Tenant shall repair and restore and save Landlord harmless from all damage to the Premises caused by such removal by Landlord.

13.	ALTERATIONS.

A.

Tenant shall not make any alterations, additions or improvements to the Premises or any portion thereof (“Alterations”) without first obtaining the prior written consent of Landlord which shall not be unreasonably withheld, conditioned or delayed; provided, however, that so long as no Event of Default has occurred and is continuing, Landlord’s prior written consent shall not be required, but prior written notice shall be delivered to Landlord accompanied with full and complete drawings and plans prepared by a licensed architect or engineer, if applicable, for any Alterations to the Premises that: (i) are not structural additions or structural alterations; (ii) will not change the essential nature of any Building as a restaurant and gift shop or ancillary uses; (iii) will not materially and adversely affect the structural elements or roof of any Building, the proper functioning of a Building’s systems nor the impair the value of such Building; and (iv) do not exceed the cost of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) for the Premises on an annual basis. In seeking approval from Landlord of any Alterations, if required, Tenant shall provide Landlord with (1) full and complete set of drawings and plans for the proposed Alterations prepared by a licensed architect or engineer; and (2) notice of whether the Alteration will involve or affect Hazardous Materials. Tenant shall not have the right to seek any zoning changes or variances in connection with any Alterations without Landlord’s approval, provided that Landlord’s consent to a variance in connection with any Alterations shall not be unreasonably withheld provided such variance does not change the essential nature of any Building. Tenant shall reimburse Landlord upon demand for any reasonable third party out-of-pocket costs, including, without limitation, attorney’s fees and engineering advisor’s fees, related to Landlord’s review of any Alterations request by Tenant.

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B.

All Alterations shall be constructed by Tenant, without expense to Landlord, in a good, first-class, professional and workmanlike manner so as not to void or make voidable any roof or other warranties, employing materials of first-class quality free of material defects, and in compliance with all Law, all applicable Encumbrances and all regulations and orders, rules and regulations of the Board of Fire Insurance Underwriters or any other body exercising similar functions, and in compliance with the terms and conditions of this Lease.

C.

Prior to the commencement of construction of any Alteration that required Landlord’s consent hereunder, Tenant shall deliver to Landlord certificates evidencing the existence of (a) workmen’s compensation insurance with coverage limits not less than statutory limits covering all persons employed for such work; (b) a completed operations endorsement to the commercial general liability insurance policy referred to Section 15.B; (c) reasonable comprehensive general liability and property damage insurance naming Landlord, its designees and Tenant as additional insureds, with coverage of at least $1,000,000 single-limit or such greater amount as may be reasonably requested by Landlord; and (d) builders all risk insurance on a completed value basis (or its equivalent) covering all physical loss, in an amount no less than the full replacement value of the Alterations in question.

D.

Promptly upon the completion of construction of any Alteration that is permanently affixed to the Premises and alters the existing footprint or elevation of a Building, Tenant shall deliver to Landlord one complete set of “as built” drawings thereof (and if the Alterations involve any change to the footprint of the applicable Building or the erection of a new building, an ALTA survey for the Premises certified to Landlord and any Landlord Mortgagee), proof of payment for all labor and materials, and if and to the extent commercially obtainable, copies of guarantees, if any, from all major contractors in favor of Landlord and Tenant (jointly and separately) against defects and deficiencies in materials and workmanship, and requiring the correction of the same upon demand of Landlord and Tenant at the expense of such contractor.

E.

All Alterations, whether temporary or permanent in character, made in or upon the Premises either by Landlord or Tenant (other than Tenant’s Personal Property installed or placed on the Premises by or on behalf of Tenant) shall be Landlord’s property, and will remain with the Premises without compensation to Tenant. Notwithstanding the foregoing, in the case of any Alteration requiring Landlord’s prior written approval, Landlord may condition such approval on Tenant’s agreement to remove all or a portion of such Alteration at the end of the Term. Landlord shall provide Tenant with notice, of Tenant’s obligation to remove any such Alteration at the end of the Term upon Landlord’s review of such Alteration. If Landlord does not notify Tenant that Tenant is obligated to remove such Alteration, such Alteration may be removed at Tenant’s option. Upon the expiration or

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sooner termination of this Lease, all Alterations on the Premises required by Landlord to be removed as aforesaid, or any part or parts thereof so designated by Landlord, shall be removed from the Premises by Tenant and the Premises restored to the same or better condition than existed immediately prior to the construction of the Alteration, reasonable wear and tear, and damage from fire or other casualty excepted. Notwithstanding Section 4.B it shall not be an Event of Default if Tenant reduces or ceases operation (only to the extent reasonably necessary) during the construction of any Alterations made in accordance with the terms and provisions of this Lease, so long as such reduction or ceasing of operations does not continue for more than ninety (90) consecutive days in the aggregate with respect to any such Alteration, subject to Force Majeure Delays.

14.	ENTRY BY LANDLORD.

Landlord or Landlord’s Representatives shall have the right to enter, from time to time, the Premises or any portion thereof upon at least twenty-four (24) hours prior notice during normal business hours (or at such other times as approved by Tenant in advance, which approval shall not be unreasonably withheld or delayed, or as may be reasonably necessary in emergency situations) to (i) inspect the Premises, (ii) exercise its rights and/or obligations under this Lease, or (iii) show the Premises to prospective purchasers, lenders or, after the occurrence of an Event of Default or during the last twelve (12) months of the Term, prospective tenants; and Tenant shall not be entitled to any abatement or reduction of Base Rent by reason thereof, nor shall such entry or action by Landlord constitute an actual or constructive eviction or repossession, without Landlord’s express intention to do so as expressed in writing. No such entry shall be deemed an eviction of Tenant. At any time during which Landlord or Landlord’s Representatives are on the Premises, they shall use commercially reasonable efforts to not unreasonably interrupt or interfere with Tenant’s use of the Premises and shall not cause any damage or injury to persons or property on the Premises.

15.	TENANT’S INSURANCE OBLIGATIONS.

A.

During the Term, Tenant shall provide and maintain property insurance on the Building and other improvements on the Premises on an all-risk basis against physical loss or damage by fire and all other risks and perils, including but not limited to, flood, earthquake, and windstorm, in amounts no less than the full replacement cost, excluding excavations, footings and foundations, and with a deductible no greater than : (i) $250,000.00 from the Commencement Date through July 31, 2024; and (ii) $500,000.00 from August 1, 2024 through the end of the Term and any Renewal Term. Notwithstanding anything contained herein to the contrary, Tenant’s property insurance coverage for earthquake, windstorm, tornado and hail may have deductibles not to exceed five percent (5%) of the total insurable value of the Premises per occurrence. Such insurance shall be on terms (i) that have an agreed amount endorsement or with no co-insurance provisions; and (ii) with no exclusions for vandalism, malicious mischief or

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sprinkler leakage. Boiler and Machinery Coverage shall be procured either by endorsement to the property policy or under a separate placement in an amount no less than 100% of the replacement cost or as otherwise approved in writing by Landlord. The property insurance required hereunder shall (a) cover loss sustained when access to all or a portion of a Building is prevented due to an insured peril at a location in the vicinity of the Premises; (b) cover loss sustained due to the action of a public authority preventing access to a Building provided such order is the direct result of physical damage of the type insured against at such Building or within 1,000 feet of it; (c) insure loss caused by damage or mechanical breakdown; (d) provide an ordinance or law extension; (e) cover loss sustained due to the accidental interruption or failure of supplies of electricity, gas, sewers, water or telecommunication up to the terminal point of the utility supplier with the Premises; (f) name Landlord and its lender(s) and other designees as loss payees and contain a lender loss payee endorsement; and (g) contain an endorsement providing coverage for cleanup of sudden and accidental pollution releases, with a sub-limit of at least One Hundred Thousand and No/100 Dollars ($100,000.00). In addition to the foregoing coverages on each Building and other improvements upon the Premises, Tenant shall maintain property insurance covering Tenant’s machinery, equipment, furniture, fixtures, and all other Tenant’s Personal Property at a limit of liability determined by Tenant in its sole discretion. During the period of any restoration and repair of the Premises or any portion thereof, Tenant shall maintain an “all-risk” Builder’s Risk policy on a completed value basis for the full replacement cost of the property being repaired and restored, if and when there is a structural restoration and/or major repair required at any Building. To the extent any portion of the Premises is located within a Special Flood Hazard Area, Tenant shall maintain NFIP flood insurance for the Premises.

B.	During the Term, Tenant shall also provide and maintain the following insurance at the terms and in the limits specified below:

1.

Commercial General Liability Insurance against claims for third party Bodily Injury, Personal/Advertising Injury, Property Damage, and Products/Completed Operations Liability. Such insurance shall be written on an occurrence basis and such coverage shall include, but not be limited to, assumed contractual liability for the performance by Tenant of the indemnity agreements set forth in this Lease to which this insurance applies, cross liability, and/or severability of interests. Limits shall be no less than One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) general aggregate. Tenant shall be permitted to maintain self-insurance/retention amounts not to exceed (i) Five Hundred Thousand and No/100 Dollars ($500,000) during the period from the Commencement Date through July 31, 2021; (ii) One Million and No/100 Dollars

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($1,000,000.00) during the period from August 1, 2021 through July 31, 2022 and (iii) One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) during the period from August 1, 2022 until the expiration of the Term. Tenant shall cause Landlord and its lender or other designees to be named as additional insureds under such insurance.

2.

Workers Compensation and Employer’s Liability Insurance insuring against and satisfying Tenant’s obligations and liabilities under the workers compensation laws of the jurisdiction in which the Premises are located, with Employers Liability minimum limits per insured of Five Hundred Thousand and No/100 Dollars ($500,000.00) Bodily Injury each accident; Five Hundred Thousand and No/100 Dollars ($500,000.00) Bodily Injury by disease, each employee; and Five Hundred Thousand and No/100 Dollars ($500,000.00) Bodily Injury by disease policy limit. Policies shall include Voluntary Coverage.

3.

Automobile Liability Insurance for liability arising out of claims for bodily injury and property damage arising from owned (if any), leased (if any), non-owned and hired vehicles used in the performance of the business upon the Premises, with a combined single limit of One Million and No/100 Dollars ($1,000,000.00) per accident for bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.

4.

Umbrella or Excess Liability Insurance written on an occurrence basis and covering claims in excess of the underlying insurance described in the foregoing subsections (1), (2) and (3) above, with a Twenty-Five Million and No/100 Dollars ($25,000,000.00) minimum limit per occurrence. Such insurance shall contain a provision that it will drop down as primary and noncontributory insurance in the event that the underlying insurance policy aggregate is exhausted.

5.

As and to the extent Tenant engages in the sale of alcoholic beverages upon the Premises, liquor liability insurance One Million and No/100 Dollars ($1,000,000.00) per occurrence and Two Million and No/100 Dollars ($2,000,000.00) in the aggregate.

6.

Business interruption insurance insuring that the Base Rent will be paid to Landlord for a minimum of twelve (12) months with an extended indemnity period of twelve (12) months if the Premises is destroyed or rendered untenantable by any cause insured against (it being understood that the existence of such insurance does not reduce Tenant’s obligation to pay Base Rent without diminution).

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C.

The required limits and coverages of all insurance set forth in Sections 0 and 15.B above may be reasonably adjusted by Landlord from time to time (but not more frequently than once every five (5) years) in conformity with the then prevailing custom of insuring liability in Comparable Buildings.

D.

In the event of a casualty or other loss under any property insurance policy, Tenant shall pay to Landlord the lesser of the amount of the deductible or the full amount of the loss in the case of a loss in an amount less than the deductible, which payment shall be treated in the same manner as insurance proceeds. Tenant shall also cause all such property policies to permit Tenant’s waiver of subrogation against Landlord under Section 17 for matters covered thereby. Tenant shall cause Landlord, the Landlord Mortgagee to be named as loss payees and/or mortgagees, as their interests may appear, under all property insurance policies and shall cause the coverage to continue for Landlord’s benefit notwithstanding any act or omission on Tenant’s part. By this Section 15, Tenant intends that the risk of loss or damage to the Premises and all property thereon, including Personal Property and Tenant’s Personal Property described above, be borne by responsible property insurance carriers and Tenant hereby agrees to look solely to, and to seek recovery only from, its respective property insurance carriers, in the event of a loss of a type described above to the extent that such coverage is agreed to be provided hereunder. For this purpose, any applicable deductible shall be treated as though it were recoverable under such policies.

E.

All insurance required to be maintained by Tenant pursuant to Section 0 and 15.B must be maintained with insurers authorized to do business in the jurisdiction in which the Premises is located and which have an A.M. Best Company Rating of at least A/VIII or Standard and Poor’s Rating of at least A-. Tenant shall provide to Landlord, and at each renewal of expiring policies, such certificates as may be reasonably required to establish that the insurance coverage required by this Section 15 is in effect from time to time and that, to the extent commercially available, the insurer(s) have agreed to give Landlord and Landlord Mortgagee at least ten (10) days’ notice prior to any non-renewal or cancellation of, or material modification to, the required coverage. Landlord and Tenant shall cooperate with each other in the collection of any insurance proceeds which may be payable in the event of any loss, including the execution and delivery of any proof of loss or other actions required to effect recovery. Tenant shall cause all liability and property policies maintained by Tenant to be written as primary policies, not contributing with and not supplemental or excess to any coverage that Landlord or Landlord Mortgagee may carry.

F.

Tenant may provide the insurance required by virtue of the terms of this Lease by means of a combination of primary and excess or umbrella coverage and by means of a policy or policies of blanket property insurance so long as (i) the amount of the total insurance allocated to the Premises

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under the terms of the blanket policy or policies furnishes protection equivalent to that of separate policies in the amounts required by the terms of this Lease, and (ii) the blanket policy or policies comply in all other respects with the other requirements of this Lease.

G.

If Tenant fails to obtain the insurance coverage, as set forth in this Section 15 and does not cure its failure within five (5) days after written notice from Landlord, Landlord may, at its option, obtain such insurance for Tenant, and Tenant shall, upon demand, pay, as additional Rent, the cost thereof.

H.

All policies of insurance required to be maintained pursuant to this Lease shall be endorsed, if commercially available, so that if at any time should they be not renewed or canceled (by any party including the insured) which affects the interests of the Landlord or Landlord Mortgagee, such non-renewal or cancellation shall not be effective as to Landlord and Landlord Mortgagee for thirty (30) days, except for non-payment of premium which shall be for ten (10) days after receipt by Landlord of written notice from such insurer of such cancellation. In addition to the foregoing, all policies of insurance required to be maintained pursuant to this Lease shall contain terms in accordance with Tenant’s normal business practice and reasonably acceptable to Landlord and shall (i) contain a severability of interest and a cross-liability clause; (ii) name Landlord, Landlord Mortgagee, as additional insureds or loss payees, as required by contract; and (iii) be endorsed to waive any rights of subrogation against Landlord, its lenders, and their respective officers, directors, employees, agents, partners, and assigns. All policies of insurance required to be maintained pursuant to this Lease (other than in respect to automobile liability or workers compensation insurance) shall insure the interests of Landlord and Tenant regardless of any breach or violation by Tenant or any other party of warranties, declarations or conditions contained in such policies, any action or inaction of Tenant or others.

I.

Prior to the Commencement Date, and at least five (5) days prior to each policy anniversary, Tenant shall furnish Landlord with certificates of insurance or binders, in a form reasonably acceptable to Landlord, evidencing all of the insurance required by the provisions of this Lease for the benefit of Landlord and required to be in force by the provisions of this Lease. Such certificates of insurance/binders shall be executed by each insurer in the case of the property policies, and in the case of liability policies, by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certificates of insurance/binders shall identify underwriters, the type of insurance, the insurance limits and deductibles and the policy term and shall specifically list the special provisions enumerated for such insurance required by this Lease. At Landlord’s request, Tenant shall furnish certified copies of all insurance policies required to be carried by Tenant pursuant to this Lease.

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16.	OFAC.

A.

Tenant has taken all reasonable measures, in accordance with all applicable Anti-Money Laundering Laws, with respect to each holder of a direct or indirect ownership interest in the Tenant, to assure that funds invested by such holders in the Tenant are derived from legal sources; provided, however, none of the foregoing shall apply to any person to the extent that such person’s interest in Tenant is in or through an entity whose stock or shares are listed and traded on any recognized stock exchange located in the United States (a “U.S. Publicly-Traded Entity”).

B.

Tenant hereby represents and warrants that neither Tenant, nor, to the actual knowledge of Tenant, any persons or entities holding any legal or beneficial ownership interest (direct or indirect) whatsoever in Tenant (1) has been designated by the President of the United States or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons” (collectively, “Prohibited Persons”), (2) is under investigation by any governmental authority for, or has been charged with, or convicted of, any violation of any Anti-Money Laundering Laws, or drug trafficking, terrorist-related activities or other money laundering predicated crimes or a violation of the BSA, (3) has been assessed civil penalties under these or related laws, or (4) has had any of its funds seized or forfeited in an action under these or related laws; provided, however, none of the foregoing shall apply to any person to the extent that such person’s interest is in or through a U.S. Publicly-Traded Entity.

C.

Tenant has taken reasonable steps, consistent with industry practice for comparable organizations and in any event as required by Law, to ensure that Tenant is and shall be in compliance with all (1) Anti-Money Laundering Laws and (2) OFAC Laws and Regulations. Tenant will not during the Term knowingly engage in any transactions or dealings, or knowingly be otherwise associated, with any Prohibited Persons in connection with the use or occupancy of the Premises. A breach of the representations contained in this Section 16 by Tenant as a result of which Landlord suffers actual damages shall constitute a material breach of this Lease and shall entitle Landlord to any and all remedies available hereunder, or at law or in equity.

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17.	WAIVER OF SUBROGATION.

Notwithstanding anything to the contrary set forth in this Lease, to the fullest extent permitted by Law, neither Landlord nor Tenant shall be liable (by way of subrogation or otherwise) to the other party (or to any insurance company insuring the other party) for any loss or damage to the property of the releasing party to the extent the loss or damage is covered by property insurance carried or required by this Lease to be carried by the releasing party EVEN THOUGH SUCH LOSS MIGHT HAVE BEEN OCCASIONED BY THE NEGLIGENCE OR WILLFUL ACTS OR OMISSIONS OF LANDLORD OR TENANT OR THEIR RESPECTIVE EMPLOYEES, AGENTS, CONTRACTORS OR INVITEES. Landlord and Tenant shall give each insurance company which issues policies of insurance, with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and shall have such insurance policies properly endorsed, if necessary, to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver. For the purpose of the foregoing waiver, the amount of any deductible or self-insured retention applicable to any loss or damage shall be deemed covered by, and recoverable by the insured under the insurance policy to which such deductible or self-insured retention relates. Each party shall pay any additional expense, if any, for obtaining such waiver.

18.	FIRE OR OTHER CASUALTY.

A.

All proceeds (except business interruption insurance proceeds not allocated to Rent expenses and personal property proceeds, if any) in excess of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) payable by reason of any property loss, damage, or destruction of or to the Premises by fire or other casualty, or any portion thereof, under any property policy of insurance required to be carried hereunder, shall be paid to Landlord, to be held by Landlord for the benefit and use of Tenant subject to and in accordance with the terms hereof or by Landlord Mortgagee for the exclusive purpose of restoration of the Premises and made available to Tenant upon request, pursuant to the procedures set forth in this Section 18 for the reasonable costs of preservation, stabilization, emergency restoration, business interruption (other than any amount allocated to Rent expenses), reconstruction and repair, as the case may be, of any damage to or destruction of the Premises, or any portion thereof; provided, however, that the portion of such proceeds that are attributable to Tenant’s obligation to pay Rent shall be applied against Rent as and when the same becomes due by Tenant hereunder. All proceeds paid to Tenant shall be used first for the repair of any damage to the Premises (other than such payment of Rent). Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Premises to substantially the same condition as existed immediately before the damage or destruction and with materials and workmanship of like kind and quality and to Landlord’s reasonable satisfaction, and in accordance with the general terms and conditions of Exhibit C attached hereto, as applicable (collectively, “Restoration Standards”), shall be retained by Tenant. Tenant shall have the right to reasonably prosecute and settle insurance claims, provided that Tenant shall consult with and involve Landlord in the process of adjusting any insurance claims under this Section 18.

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B.

Subject to the terms of this Section 18, Landlord shall make any proceeds held by Landlord for the benefit and use of Tenant subject to and in accordance with the terms hereof available to Tenant the insurance proceeds (net of all reasonable administrative and collection costs, including reasonable attorneys’ fees) paid to Landlord for such repair and rebuilding of the Premises as it progresses (other than business interruption proceeds to be allocated to Rent expenses as aforesaid and applied to the Rent as it becomes due hereunder). Payments shall be made against certification of the architect responsible for the supervision of the repairs and rebuilding that the work had been performed substantially in conformance with the approved plans and specifications therefor and the value of the work in place is equal to not less than one hundred ten percent (110%) of the aggregate amount advanced by Landlord for the payment of such work. Prior to commencing the repairing and rebuilding, Tenant shall deliver to Landlord for Landlord’s approval, which shall not be unreasonably withheld conditioned or delayed, a schedule setting forth the estimated monthly draws for such work. Landlord shall contribute to such payments, out of the insurance proceeds being held by Landlord, an amount equal to the proportion that the total net amount so held by Landlord bears to the total estimated cost of repairing and rebuilding, multiplied by the payment by Tenant on account of such work. Landlord may, however, withhold ten percent (10%) from each payment until the work has been completed and unconditional lien releases and/or other proof has been furnished to Landlord that no lien or liability has attached, or will attach, to the applicable Building or Property or to Landlord in connection with repairing, reconstructing and rebuilding. In addition, disbursement of such proceeds to Tenant are subject to any customary conditions of a Landlord Mortgagee and the respective SNDA between Tenant and such Landlord Mortgagee.

C.

If the Premises or any portion thereof is damaged by fire or other casualty, whether or not from a risk covered by insurance, Tenant shall give Landlord prompt written notice thereof and Rent shall continue unabated notwithstanding any casualty. Tenant waives any statutory rights of termination which may arise by reason of any damage or destruction of the Premises or any portion thereof.

D.

In the event of a fire or other casualty, subject to Tenant’s right to receive the insurance proceeds for such casualty event to the extent any such proceeds exists and Tenant is entitled to the same hereunder, Tenant shall, at its expense regardless of the amount of any such damage or destruction and whether or not the insurance proceeds attributable such damage or destruction shall be sufficient for the purpose, cause the Premises to be repaired, restored and replaced in accordance with all Law, this Section 18.D and the Restoration Standards, as expeditiously as practicable using reasonable diligence to a condition as nearly as practicable to that which existed immediately prior to occurrence of the fire or other casualty and otherwise in a good workmanlike manner, using new materials of like quality.

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E.

No damage or destruction of the Premises or any portion thereof as a result of fire or any other hazard, risk or casualty whatsoever shall relieve Tenant from Tenant’s liability and obligation to timely pay the full Rent payable under this Lease and Rent shall continue unabated notwithstanding any casualty.

F.

Notwithstanding anything contained herein to the contrary, if during the last twelve (12) months of the Term, or any renewal thereof, the Premises is damaged to the extent that the repairs for same would exceed thirty-five percent (35%) or more of the replacement cost, then this Lease may be terminated at the end of the election of either party, provided that the notice of such election occurs within sixty (60) days after the occurrence of such damage or destruction. Upon the exercise of such termination, this Lease shall be deemed null and void except for the parties obligations expressly surviving the termination.

G.

The provisions of this Lease, including this Section 18 constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, and any Law with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any similar or successor Laws now or hereinafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises.

19.	CONDEMNATION.

A.

Tenant and Landlord shall promptly give the other written notice upon knowledge of the actual or threatened commencement of any condemnation or eminent domain proceeding or other governmental taking affecting the the Premises or any portion thereof, and, to the extent not otherwise received, shall deliver to the other copies of any and all papers served in connection therewith. Subject to the remainder of this Section 19, if during the Term all or any part of the Premises shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof, all compensation awarded or paid as a result thereof shall belong to and be the property of Landlord without any participation by Tenant and without any deduction therefrom for any estate hereby vested in or owned by Tenant and Tenant hereby irrevocably assigns to Landlord any award or payment to which Tenant may be or become entitled by reason of any taking of the Premises or any part thereof, subject to the other provisions of this Section 19. Landlord shall have the exclusive power to collect, receive and retain any such award proceeds and to make any compromise or settlement in connection with such award. Nothing herein shall be deemed to preclude Tenant from prosecuting any claim

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directly against the condemning authority in such condemnation proceeding for loss or interruption of business or depreciation to, damage to or cost of removal of, or for value of, stock, trade fixtures, furniture, machinery, equipment and other personal property belonging to Tenant (including, without limitation, Tenant’s Personal Property), provided that no such claim shall diminish or otherwise adversely affect Landlord’s award. Tenant agrees to execute any and all further documents that may be reasonably required in order to facilitate collection by Landlord of any and all awards. Tenant, in cooperation with Landlord, shall have the right to participate in any condemnation proceedings for the purpose of protecting Tenant’s interest hereunder.

B.

If during the Term all or substantially all of the Premises shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof, then Tenant may, not later than thirty (30) days after any such taking, give notice to Landlord of its intention to terminate this Lease as to the Premises on any business day specified in such notice which occurs not less than thirty (30) nor more than one hundred eighty (180) days after such taking. A taking of substantially all of the Premises under this Section 19.B shall be deemed to have occurred if (i) (A) twenty percent (20%) or more of the square footage of the Building shall have been subject to a taking or (B) fifty percent (50%) or more of the square footage of the Premises shall have been subject to a taking, or (ii) there shall have been a permanent loss of access, ingress or egress, or parking capacity (to the extent the loss of parking causes the Premises to not comply with applicable Law). Notwithstanding anything to the contrary contained herein, Tenant shall not have the right to terminate this Lease with respect to the condemnation set forth on Schedule 19.B attached hereto.[4]

C.

If during the Term all or any part of the Premises shall be taken for any public or any quasi-public use under any statute or by right of eminent domain or by private purchase in lieu thereof and if the Lease is not terminated pursuant to Section 19.B as expressly provided in Section 19.B, then this Lease shall continue in full effect without abatement or reduction of Rent or other sums payable by Tenant under this Lease, notwithstanding such taking or private purchase. Tenant shall, promptly after any such taking and at its expenses (regardless of whether any awards are sufficient for the same) following receipt of the award, if any, from Landlord (to the extent Tenant is entitled to the same hereunder), repair any damage caused by any such taking in accordance with this Section 19 and the Restoration Standards and so that, after the completion of such repair, the Premises shall be, as nearly as possible, in a condition as good as the condition thereof immediately prior to such taking, except for ordinary wear and tear. Any

[4]	Note to Draft: Include as applicable.

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net award in excess of $250,000.00 collected by Landlord pursuant to Section 19.A shall be held by Landlord for the benefit and use of Tenant subject to and in accordance with the terms hereof (or by Landlord Mortgagee) and applied and paid over toward the cost of repair of damage due to such taking against certificates of Tenant, signed by an authorized officer of Tenant, delivered to Landlord from time to time as such repair progresses or is completed, each such certificate describing such repair for which Tenant is requesting payment, the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such repair. If the cost of repairs shall exceed the net award collected by Landlord, Tenant shall pay the deficiency. Any balance remaining in the hands of Landlord after payment of such costs of demolition, repair and restoration shall be retained by Landlord.

D.

If the use or occupancy of the Premises or any portion thereof shall be temporarily requisitioned by any governmental authority, civil or military, then this Lease shall continue in full effect notwithstanding such requisition, without abatement or reduction of Rent or other sums payable by Tenant hereunder, and Tenant shall be entitled to receive the entire net award payable by reason of such temporary requisition. Any requisition of twenty four (24) months or longer shall be considered a taking of substantially all of the Premises under this Section 19.B, and Tenant shall be afforded the termination rights as and to the extent set forth in said Section 19.B.

20.	INDEMNIFICATION.

A.

Notwithstanding the existence of any insurance required to be provided hereunder (but not in duplication thereof), and without regard to the policy limits of any such insurance, and in addition to and not in limitation of any other indemnity provided in this Lease, Tenant shall protect, indemnify, defend and hold harmless all Landlord Indemnified Parties from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, losses, costs, fees and commercially reasonable out-of-pocket expenses, including without limitation reasonable counsel fees and court costs, to the maximum extent permitted by Law, imposed upon, asserted against or suffered or incurred by any Indemnified Party directly or indirectly by reason of any claim, suit or judgment obtained or brought by or on behalf of any person or persons against any Landlord Indemnified Party, for damage, loss or expense, which arise out of, are occasioned by, or are in any way attributable to or related to the following: (i) Tenant’s use or occupancy of the Premises; (ii) the conduct of Tenant’s business at the Premises; (iii) any activity, work or thing done or permitted by or on behalf of Tenant or its agents, contractors or subtenants in or about the Premises; (iv) the condition of the Premises; (v) the Lease or any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant or Tenant’s Representatives; or (vi) the Premises or any accident,

36

injury to or death of any person or damage to any property howsoever caused in or on the Premises, except to the extent that any of the foregoing are caused by the gross negligence or willful misconduct of Landlord and/or any Landlord Indemnified Parties. Tenant, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against any Landlord Indemnified Party (“Landlord Claim”). If at any time a Landlord Indemnified Party shall have received written notice of or shall otherwise be aware of any Landlord Claim which is subject to indemnity under this Section 20.A, such Landlord Indemnified Party shall give reasonably prompt written notice of such Landlord Claim to Tenant; provided, that, except to the extent Tenant is materially prejudiced in its defense of such Landlord Claim, (I) such Landlord Indemnified Party shall have no liability for a failure to give notice of any Landlord Claim, and (II) the failure of such Landlord Indemnified Party to give such a notice to Tenant shall not limit the rights of such Landlord Indemnified Party or the obligations of Tenant with respect to such Landlord Claim. Landlord shall have the right to reasonably control the defense or settlement of any Landlord Claim. Tenant’s liability under this Section 20 shall survive the expiration or earlier termination of this Lease.

B.

Except to the extent prohibited by Law or caused by the gross negligence or willful misconduct of Landlord or any Landlord Indemnified Parties, Tenant hereby expressly releases Landlord and Landlord Mortgagee and all other Landlord Indemnified Parties from, and waives all claims for, damage or injury to person, theft, loss of use of or damage to property and loss of business sustained by Tenant and resulting from the Premises, including any Building, Property, Personal Property or Tenant’s Personal Property or any part thereof or any equipment therein or appurtenances thereto becoming in disrepair, or resulting from any damage, accident or event in or about the Premises. Without limiting the generality of the foregoing, this Section 20.B shall apply particularly, but not exclusively, to flooding, damage caused by any Building equipment and apparatuses, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration, death, loss, conversion, theft, robbery, or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices.

21.	ASSIGNMENT AND SUBLETTING.

A.

This Lease shall be fully assignable by the Landlord or its successors and assigns, in whole or in part in connection with Landlord’s sale or transfer of its interest in the Premises (subject to Landlord and Tenant agreeing on applicable and customary agreements severing and modifying this Lease in their good faith reasonable discretion), provided Tenant’s obligations shall not be materially increased and its rights not materially diminished.

B.	Landlord shall have the right to sell or convey the entire Premises subject to this Lease or to assign its right, title and interest as Landlord under this

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Lease in whole or in part. In the event of any such sale or assignment other than a security assignment, Tenant shall attorn to such purchaser or assignee and Landlord shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Landlord contained herein, except for obligations or liabilities accrued prior to such assignment or sale.

C.

Tenant acknowledges that Landlord has relied both on the business experience and creditworthiness of Tenant and upon the particular purposes for which Tenant intends to use the Premises in entering into this Lease. Subject to the terms of this Section 21 where a Transfer is expressly permitted without the prior written consent of Landlord, any Transfer by Tenant, including, without limitation, any of the following Transfer events shall require Landlord’s written consent which consent may be granted or withheld in Landlord’s sole and absolute discretion: (i) an assignment, transfer, conveyance, pledge or mortgage of this Lease or any interest therein, whether by operation of law or otherwise; (ii) a direct or indirect transfer of fifty percent (50%) or more of an interest in Tenant (whether by stock, partnership interest or otherwise, voluntarily or by operation of law); provided, however, any (A) Affiliate Transfer (subject to the provisions of Section 21(F) or (B) Transfer where following the completion of said transaction the transferee has an investment grade credit rating and the assignee remains fully and primarily liable hereunder shall not require Landlord’s prior written consent; (iii) no direct or indirect interest in Tenant shall be pledged, encumbered, hypothecated or assigned as collateral for any obligation of Tenant; (iv) no change of Control of Tenant shall occur, provided that Landlord consent shall not be required (but prior written notice to Landlord shall be required unless Tenant is Publically traded) under this clause (iv) if the following conditions are satisfied: (A) immediately following such change of Control of Tenant, Tenant has an investment grade rating (public or private) pursuant to ratings established by either (x) Standard & Poor’s; (y) Moody’s; or (z) at least two (2) of the following Nationally Recognized Statistical Ratings Organizations (NRSRO): Fitch, Morningstar, Kroll, and Egan-Jones; or (B) prior to such change of Control of Tenant, both of the following conditions are satisfied: (x) this Lease is amended (by written instrument reasonably acceptable to Landlord) to increase the then-applicable Base Rent by five percent (5%) (and which Base Rent, as so increased, shall continue to increase by two percent (2%) each year during the Term and each Renewal Term), and (y) Tenant delivers to Landlord a Letter of Credit in an amount equal to the aggregate Base Rent scheduled to be paid by Tenant to Landlord hereunder from the date of delivery of such Letter of Credit until the date that is twenty-four (24) months thereafter as an additional Security Deposit, to be held by Landlord for the balance of the Term; and (v) Tenant shall not sublet all or any part of the Premises (except as expressly permitted herein) (each of items (i) through (v) are hereinafter referred to as a “Transfer”). In addition, no interest in Tenant, or in any individual or person owning

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directly or indirectly any interest in Tenant, shall be transferred, assigned or conveyed to any individual or person whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations and/or who is in violation of any of the OFAC Laws and Regulations, and any such transfer, assignment or conveyance shall not be effective until the transferee has provided written certification to Tenant and Landlord that (A) the transferee or any person who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations, and (B) the transferee has taken reasonable measures to assure than any individual or entity who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any person to the extent that such person’s interest is in or through a U.S. Publicly-Traded Entity.

D.

Except as expressly provided otherwise herein, Landlord’s consent to a Transfer shall be subject to the satisfaction of such conditions as Landlord shall determine in its sole and absolute discretion, including, without limitation, the proposed transferee having satisfactory creditworthiness as determined by Landlord in its sole and absolute discretion. In addition, any such consent shall be conditioned upon the payment by Tenant to Landlord of all commercially reasonable out-of-pocket costs and expenses incurred by Landlord in connection with such consent, including, without limitation, reasonable attorneys’ fees. The provisions of this Section 21 shall apply to every Transfer requiring Landlord consent regardless of whether voluntary or not, or whether or not Landlord has consented to any previous Transfer. Except as expressly permitted by the terms of this Lease or otherwise expressly agreed to by Landlord in writing in conjunction therewith, no Transfer shall relieve Tenant of its obligations under this Lease, it being understood that the initial Tenant under this Lease always shall remain liable and responsible for the obligations of the tenant hereunder. Any Transfer in violation of this Section 21 shall be voidable at the sole option of Landlord.

E.

Notwithstanding the foregoing, but subject to the conditions set forth in the following sentence, the prior written consent of Landlord shall not be required for the assignment by Tenant of this Lease to an Affiliate (an “Affiliate Transfer”) of Tenant, or the transfer of the voting stock of Tenant to an Affiliate of Tenant in a single transaction or a series of transactions. Tenant’s right to complete an assignment or transfer contemplated by the preceding sentence shall be subject to the satisfaction of the following conditions precedent at the time of the proposed assignment or transfer:

(1)	no Event of Default shall have occurred and be continuing;

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(2)

Tenant shall provide Landlord with written notice of such proposed assignment or transfer at least thirty (30) days prior to the anticipated date of such assignment or transfer; provided that if Tenant is publicly traded, Tenant shall not be obligated to provide Landlord with prior notice of such Affiliate Transfer, but shall provide Landlord with written notice of such Affiliate Transfer within five (5) days following such Transfer;

(3)

Tenant and such Affiliate transferee shall execute such commercially reasonable and appropriate documents to evidence the obligations of Tenant and, to the extent applicable, such Affiliate, as lessee, hereunder and shall provide evidence that such Transfer qualifies as an Affiliate Transfer hereunder, in each case as reasonably required by Landlord.

(4)	The assignor Tenant shall remain primarily liable and responsible for the obligations of the Tenant hereunder.

Notwithstanding the foregoing, but subject to the conditions set forth in the following sentence, Tenant shall have the right to sublease upon prior written notice to Landlord but without Landlord’s consent to: (i) any wholly-owned subsidiary or Affiliate of Tenant and/or (ii) to any sublessee in a transaction leasing three (3) or more of the premises under a Separate Lease. Tenant’s right to sublease the Premises as contemplated by the preceding sentence shall be subject to the following conditions:

(1)	no Event of Default shall have occurred and be continuing; and

(2)	the proposed sublease will not result in a violation of any term or condition of this Lease

(3)	any such sublease shall be subordinate to this Lease and Tenant shall remain primarily liable and responsible for the obligations of the Tenant under this Lease notwithstanding such sublease; and

(4)	the Premises subject to such subleases shall be used for the uses permitted herein and shall otherwise be operated and maintained in accordance with the terms and conditions of this Lease.

F.

Further, Tenant shall have the right, without the consent of Landlord, to assign Tenant’s interest in this Lease and/or to sublet or license all or any portion of the Premises: (a) to any entity which purchases all or substantially all of the assets of Tenant; (b) as part of a merger, acquisition, consolidation or public offering of stock or other interests; and/or (c) as may otherwise be required by Law, so long as, in each case, (i) no Event of Default has occurred and is continuing as of the date such proposed assignment becomes effective; (ii) the proposed assignment is not reasonably expected to result

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in a violation of a material term or condition of this Lease; (iii) the proposed assignee Tenant is experienced in management and operation of facilities similar to the Premises and has a favorable business and operational reputation and character (as reasonably determined by Landlord); (iv) immediately after the proposed assignment, the assignee Tenant has an investment grade rating (public or private) pursuant to ratings established by either (x) Standard & Poor’s; (y) Moody’s; or (z) at least two (2) of the following Nationally Recognized Statistical Ratings Organizations (NRSRO): Fitch, Morningstar, Kroll, and Egan-Jones and (v) the net worth of the assignee Tenant after such assignment, merger, acquisition, consolidation or public offering of stock or other interests is equal or greater than the greater of (A) Tenant’s net worth as of the date hereof or (B) Tenant’s net worth immediately prior to such assignment merger, acquisition, consolidation or public offering of stock or other interests, in each case as reasonably determined by Landlord.

G.

Any Transfer shall not relieve Tenant, or any person claiming by, through or under Tenant, of the obligation to obtain the consent of Landlord, pursuant to this Section 21, to any further Transfer. In the event of a sublease, if there exists an Event of Default, Landlord may collect rent from the subtenant without waiving any rights under this Lease while such Event of Default is continuing. Any rent Landlord may collect from any such subtenant will be first applied to the Rent due and payable under this Lease and any other amounts then due and payable and then applied to the Rent as it becomes due and payable under this Lease. The collection of the Rent and any other sums due and payable under this Lease, from a person other than Tenant shall not be a waiver of any of Landlord’s rights under this Section 21.D, an acceptance of assignee or subtenant as Tenant, or a release of Tenant from the performance of Tenant’s obligations under this Lease.

H.

No Transfer shall impose any additional obligations on Landlord under this Lease. Tenant shall reimburse Landlord (and Landlord’s Mortgagee, if applicable) for Landlord’s reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred in conjunction with the reviewing and processing and documentation of any Transfer requiring Landlord’s consent that is actually consummated.

22.	LIENS.

Tenant will not, directly or indirectly, create or permit to be created or to remain, and will promptly discharge, at its expense, any mechanic’s, supplier’s or vendor’s lien, encumbrance or charge on the Premises or any part thereof, other than any of the same arising by or through Landlord. The existence of any mechanic’s, supplier’s or vendor’s lien, or any right in respect thereof, shall not constitute a violation of this Section 22 if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen or, if Tenant is protesting or challenging such lien in good faith and has, within forty-five (45) days (or such earlier time as reasonably required by Landlord’s Mortgagee after Tenant’s receipt of written notice) after Tenant

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receives actual notice of such lien, bonded over such lien. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, expressed or implied, of any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof, and any such contractor, subcontractor, laborer, materialman or vendor shall look solely to Tenant and Tenant’s interest in the Premises to secure the payment of any bills for any labor, services, or materials furnished. Notice is hereby given that Landlord will not be liable for any labor, services or materials furnished or to be furnished to Tenant, or to anyone holding the Premises or any part thereof through or under Tenant, and that no mechanic’s or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Premises. If Tenant has not removed any such lien or other encumbrance described above within forty-five (45) days after written notice thereof to Tenant, Landlord may, but shall not be obligated to, pay the amount of such lien or other encumbrance or discharge the same by deposit, and the amount so paid or deposited shall constitute additional Rent and be collectible upon demand with interest at the Default Rate. Landlord hereby consents to the granting of a lien or security interest on the fixtures, furnishings, trade fixtures, furniture, computers, telephone systems, machinery, equipment and other of Tenant’s Personal Property installed or placed on the Premises by Tenant in connection with any credit facility that Tenant has or may have during the Term hereof, and Tenant shall give Landlord written notice of any such lien.

23.	TENANT’S DEFAULT.

Each of the following events shall be deemed to be an “Event of Default” under this Lease: (i) failure to pay Rent or any other monetary obligation as and when due, and such failure continues for five (5) Business Days after Tenant’s receipt of Landlord’s written notice thereof; (ii) Tenant abandons the Premises; provided, however, in no event shall a cessation of business as permitted herein be deemed abandonment by Tenant; (iii) Tenant becomes insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under state or federal bankruptcy laws (or successor laws) or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant; (iv) a writ of attachment or execution is levied on this Lease, or a receiver is appointed with authority to take possession of the Premises, which attachment, execution or receiver is not removed within thirty (30) days of filing or appointment of a receiver; (v) Tenant shall be liquidated or dissolved; (vi) Tenant shall violate Section 22 hereof; (vii) the estate or interest of Tenant in the Premises or any part thereof shall be levied upon or attached in any proceeding relating to more than One Hundred Thousand and No/100 Dollars ($100,000.00), and the same shall not be vacated, discharged or stayed pending appeal (or bonded or otherwise similarly secured payment) within the earlier of sixty (60) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord or any earlier period provided by Law for obtaining any stay pending appeal or to prevent foreclosure or sale; provided, however, that such notice shall be in lieu of and not in addition to any notice required under applicable Law; (viii) Tenant fails to maintain any insurance required by this Lease; (ix) Intentionally Omitted; and (x) failure by Tenant to perform any other covenant, agreement or undertaking of the Tenant contained in this Lease if the failure to perform is not cured within thirty (30) days after Tenant’s receipt of Landlord’s written notice thereof; provided, however, if the breach cannot reasonably be cured within thirty (30) days, the same shall not result in an Event of Default if Tenant commences to cure the breach within thirty (30) days of receipt of Landlord’s written notice and diligently and in good faith continues to prosecute the cure of said breach to completion, provided such breach is cured within ninety (90) days after Tenant’s receipt of Landlord’s written notice thereof.

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24.	REMEDIES OF LANDLORD.

A.

From and after the occurrence of any Event of Default, Landlord shall have the option to pursue any one or more of the following remedies as well as any other remedy available at Law or in equity for such Event of Default: (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) using lawful means, enter upon and take possession of the Premises without terminating this Lease and without being liable for prosecution or claim for damages, and relet, upon reasonable terms, all or a portion of the Premises (if Landlord elects to enter and relet the Premises, Landlord may at any time thereafter elect to terminate this Lease); (iii) sue periodically to recover damages during the period corresponding to the portion of the Term for which suit is instituted, and if Landlord elects to sue and is successful in such suit, Landlord shall be entitled to recover all actual third party costs and expenses of such suit, including reasonable attorneys’ fees, together with interest at the Default Rate; (iv) re-enter the Premises or any portion thereof and attempt to cure any default of Tenant, or make any such payment or perform such act for the account of and at the expense of Tenant, in which event Tenant shall, upon demand, reimburse Landlord as additional Rent for all reasonable costs and expenses which Landlord incurs to cure such default, together with interest at the Default Rate accruing from the date such costs and expenses were incurred, and Tenant agrees that no such entry or action by Landlord shall constitute an actual or constructive eviction or repossession, without Landlord’s express intention to do so as expressed in writing, and no such entry shall be deemed an eviction of Tenant; (v) to the extent permitted by applicable Law, and provided Landlord has terminated this Lease, accelerate and recover from Tenant all Rent and other monetary sums scheduled to become due and owing under this Lease after the date of such breach for the entire Term and any Renewal Term that has been exercised; provided however such amounts shall be discounted to present value at a rate equal to a rate of United States Treasuries with a maturity closest to the remaining Term; and (vi) enforce the provisions of this Lease by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy. Tenant shall reimburse Landlord for any actual out-of-pocket expenses which Landlord actually incurs in complying with the terms of this Lease on behalf of Tenant, together with interest at the Default Rate.

B.

If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant all Rent accrued and unpaid for the period up to and including such termination date, as well as all other additional Rent payable

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by Tenant, or for which Tenant is liable or for which Tenant has agreed to indemnify Landlord, which may be then owing and unpaid, and all actual third party costs and expenses, including court costs and reasonable attorneys’ fees, incurred by Landlord in the enforcement of its rights and remedies hereunder, together with interest at the Default Rate. In addition, Landlord shall be entitled to recover as damages for loss of the bargain and not as a penalty the lesser of (i) the sum of (1) the aggregate sum which at the time of such termination represents the present value of the aggregate Rent which would have been payable after the termination date had this Lease not been terminated for the remainder of the Term or Renewal Term, as applicable, during which such termination occurred, such present value to be computed on the basis of the rate of U.S. Treasury Bills with the closest maturity date correlating with the amount of time left in the Term or Renewal Term, as applicable, had this Lease not been terminated, and (2) any damages in addition thereto, including without limitation reasonable attorneys’ fees and court costs, which Landlord sustains as a result of the breach of any of the covenants of this Lease other than for the payment of Rent, and interest at the Default Rate or (ii) the greatest amount permitted by applicable Law.

C.

Landlord shall be obligated to use commercially reasonable efforts to mitigate damages upon the occurrence of an Event of Default. Landlord’s obligation to mitigate damages shall be satisfied in full if Landlord undertakes to lease the Premises (the “Repossessed Premises”) to another tenant (a “Substitute Tenant”) in accordance with the following criteria: (1) Landlord shall have no obligation to solicit or entertain negotiations with any other prospective tenants for such Repossessed Premises until Landlord obtains full and complete possession of such Repossessed Premises including, without limitation, the final and unappealable legal right to relet such Repossessed Premises free of any claim of Tenant; (2) Landlord shall not be obligated to lease or show such Repossessed Premises, on a priority basis, or offer such Repossessed Premises to a prospective tenant when other premises in the applicable Building or any other building owned by Landlord suitable for that prospective tenant’s use are (or will be) available; (3) Landlord shall not be obligated to lease such Repossessed Premises to a Substitute Tenant for a rent less than the current fair market rent then prevailing for similar uses in Comparable Buildings for such Repossessed Premises, nor shall Landlord be obligated to enter into a new lease under other terms and conditions that are unacceptable to Landlord under Landlord’s then current leasing policies for comparable space in the applicable Building or for a building belonging to Landlord in the vicinity; (4) Landlord shall not be obligated to enter into a lease with a Substitute Tenant whose use would: (i) violate any restriction, covenant, or requirement contained in the lease of another tenant of the applicable Building; or (ii) adversely affect the reputation of the applicable Building; and (5) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant which does not have, in Landlord’s reasonable

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opinion, sufficient financial resources to operate such Repossessed Premises in a first-class manner and to fulfill all of the obligations in connection with the lease thereof as and when the same become due. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default and/or exercise its rights under Section 24.A and Section 24.B.

D.

Pursuit of any of the above stated remedies by Landlord after an Event of Default shall not preclude pursuit of any other remedy provided in this Lease or at Law or in equity, nor shall pursuit of any remedy constitute forfeiture or waiver of any payment due to Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of any other violation or default. Once an Event of Default occurs, following the expiration of the applicable notice and cure period, Landlord shall not be obligated to accept any delinquent cure of such Event of Default, unless Landlord states in writing, in its sole and absolute discretion, that such Event of Default has been cured.

25.	SUBORDINATION/ATTORNMENT.

A.

Landlord Mortgage. Landlord may mortgage its fee interest in the Premises or any portion thereof, at any time, and from time to time, in accordance with the terms hereof. Notwithstanding anything to the contrary contained herein, Landlord and Tenant agree that this Lease shall be subordinate to any Landlord Mortgage and the rights of any Landlord Mortgagee; provided, however, in the event of a foreclosure under any such Landlord Mortgage, or conveyance or assignment in lieu of foreclosure or by deed in lieu of foreclosure, such Landlord Mortgagee and its successors and assigns shall not disturb the occupancy or other rights of Tenant under the terms of this Lease so long as no Event of Default exists hereunder. If requested by Landlord, Tenant shall, promptly and in no event later than twenty (20) days after a request from Landlord, enter into a reasonable and customary subordination, non-disturbance and attornment agreement (“SNDA”) with Landlord Mortgagee to effectuate the subordination, non-disturbance and attornment rights contemplated by this Section 25.A. Landlord shall use commercially reasonable efforts to cause the current Landlord Mortgagee, if any, to deliver an SNDA on the Effective Date hereof.

B.	Landlord’s interest in this Lease and/or the Premises shall not be subordinate to any liens or encumbrances placed upon the Premises by or

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resulting from any act of Tenant, and nothing herein contained shall be construed to require such subordination by Landlord. Tenant shall keep the Premises free from any liens for work performed, materials furnished or obligations incurred by Tenant.

C.	For the purposes of this Lease, the following definitions shall apply:

“Landlord Mortgage” shall mean any financing obtained by Landlord, as evidenced by any mortgage, deed of trust, assignment of leases and rents, financing statement or other instruments, and secured by the interest of Landlord in the Premises or any portion thereof, including any extensions, modifications, amendments, replacements, supplements, renewals, refinancings and consolidations thereof.

“Landlord Mortgagee” shall mean the mortgagee (and its successors and assigns) under any Landlord Mortgage.

26.	ESTOPPEL CERTIFICATE.

A.

At any time, and from time to time, Tenant shall, promptly and in no event later than fifteen (15) days after a request from Landlord, execute, acknowledge and deliver to Landlord a certificate in the form attached hereto as Exhibit D reasonably requested certifying: (i) that Tenant has accepted the Premises; (ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications); (iii) the commencement and expiration dates of the Term, including the terms of any extension options of Tenant; (iv) the date to which the rentals have been paid under this Lease and the amount thereof then payable; (v) whether there are then any existing defaults by Landlord in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vi) that Tenant is not in default under this Lease beyond any grace or cure periods, except as to defaults specified in the certificate; (vii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Tenant; (viii) that Landlord has no actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operations of the Premises; and (ix) any other information reasonably requested by Landlord.

B.

At any time, and from time to time, in connection with any sale or refinancing by Landlord, but otherwise not more often than twice in any 12 month period. Tenant shall, at Landlord’s request, use commercially reasonable efforts to obtain estoppel certificates, in a form requested by Landlord or any Landlord Mortgagee, from any applicable counterparties under any applicable declarations, covenants, conditions and restrictions, reciprocal easement agreements or other encumbrances.

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27.	HAZARDOUS MATERIALS.

Notwithstanding anything contained herein to the contrary:

A.

Tenant covenants and agrees that it shall not cause, conduct, authorize or allow (i) the presence, generation, transportation, storage, treatment, or usage at the Premises, or any portion thereof, of any Hazardous Material in violation of or as would give rise to liability under Environmental Laws; (ii) a Release or threat of Release of any Hazardous Material on, under, about or in the Premises; or (iii) any violation of or liability under any Environmental Law at or with respect to the Premises or activities conducted thereon. For avoidance of doubt, nothing in this Section 271.A shall prohibit Tenant from using at the Premises (I) cleaning materials, pesticides, and other common household and office products, and/or (II) materials in connection with any fuel tanks, generators or the like on the Premises, solely to the extent, with respect to each of the preceding clauses (I) and (II), that any such use thereof is in compliance with Environmental Laws.

B.

Tenant shall, at its own cost, comply and ensure that the Premises and all operations and activities at the Premises comply with all Environmental Laws and the terms of this Lease with respect to Hazardous Materials. Tenant shall, at its own cost, obtain all permits, licenses and authorizations required under Environmental Laws for the operations and activities conducted at the Premises.

C.

Tenant shall promptly provide Landlord with written notice of any actual or potential violation of Environmental Laws, any Release of Hazardous Materials in or around the Premises that could impact the Premises or require any investigation, remediation or other response action under Environmental Law, and any claim or threat of a claim asserting any liability under Environmental Laws relating to the Premises, and copies of all reports, site assessments, and material communications, permits or agreements to, from or with any governmental authority or other third party relating to such violation, Release or claim; and

D.

Landlord and Landlord’s Representatives, including such environmental consultants as Landlord may designate, shall have the right upon reasonable prior notice, and subject to Section 14 hereof, to enter the Premises and/or conduct appropriate tests and investigations for the purpose of assessing the condition of the Premises or ascertaining that Tenant complies with the terms of this Lease and with all applicable Environmental Laws that relate in any way to the Premises.

E.

If the presence, Release, threat of Release, presence or placement on, in or around the Premises, or the generation, transportation, storage, use, treatment, or disposal at or around the Premises of any Hazardous Material by Tenant, Tenant’s Representatives, or by any third party other than Landlord or Landlord’s Representatives: (i) gives rise to liability or

47

obligation (including, but not limited to, any investigatory, remedial, removal, reporting, or other response action) under any Environmental Law, (ii) causes or threatens to cause a material and adverse effect on public health or occupational safety and health, (iii) pollutes or threatens to pollute the environment, or endanger human health, or (iv) otherwise violates Environmental Law, Tenant shall promptly take any and all remedial and removal actions required by Environmental Laws or otherwise necessary to clean up the Premises to comply with all environmental standards applicable to the Premises given its use at the time of the remediation and mitigate exposure to liability arising from the Hazardous Material.

F.

Tenant shall promptly notify Landlord upon Tenant becoming aware of: (i) any enforcement action, investigation, cleanup, notice of violation, or other regulatory action taken or threatened against either party or otherwise related to the Premises by any governmental authority with respect to the presence of any Hazardous Material at the Premises, or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any governmental authority or other person against either party hereto or otherwise relating to any actual or alleged violation of or liability under Environmental Laws or relating to any loss or injury resulting from any Hazardous Material or based on Environmental Laws, (iii) any Release of Hazardous Materials, unlawful discharge, or non-routine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises, and (iv) any matters where Tenant is required by Environmental Law to give a notice to any governmental authority respecting any Hazardous Materials in, at, on, under or about the Premises, and Tenant shall thereafter keep Landlord reasonably apprised with respect to the status and Tenant’s actions to resolve such matters, and shall furnish Landlord with such other documents and information as Landlord may reasonably request with respect thereto. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then actually known by Tenant to be used, stored, or maintained in, on or upon the Premises. In such case, Tenant shall if requested by Landlord provide Landlord with information with respect to the use and approximate quantity of each such material, a copy of any Material Safety Data Sheet issued by the manufacturer therefor, written information concerning the removal, transportation, and disposal of the same, and such other information as the Landlord may reasonably require or as may be required by Environmental Laws.

G.

Tenant shall indemnify, defend and hold Landlord and the Landlord Indemnified Parties harmless, in the manner specified in Section 20, from and against any and all liability, claim, expense, cause of action, fines, judgments, settlements, investigation, monitoring and remediation costs, penalties, losses and damages (including reasonable attorney’s, consultant’s and contractor’s fees) resulting or arising from (i) the breach by Tenant of its covenants and agreements set forth in this Section 27, (ii) the presence,

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Release, placement on, in or around the Premises, or the generation, transportation, storage, use, treatment or disposal at or around the Premises of any Hazardous Materials before or during the Term and any Renewal Term, as applicable, by Tenant or any third party other than Landlord or Landlord’s Representatives, (iii) any violation of or obligation under Environmental Law before or during the Term and any Renewal Term, as applicable, by Tenant or any third party other than Landlord or Landlord’s Representatives, and (iv) claims by governmental authorities or other third parties associated with Hazardous Materials or violations of or obligations under Environmental Laws by Tenant or any third party other than Landlord or Landlord’s Representatives, or Hazardous Materials present at, on, under or about the Premises before or during the Term and any Renewal Term, as applicable, including, without limitation those that were discovered during the Term and any Renewal Term, as applicable, which were caused prior to the Term by Tenant or its agents, representatives, employees, contractors, subcontractors, licensees or invitees or any third party other than Landlord or Landlord’s Representatives; provided, however, in no event shall Tenant’s indemnity obligations hereunder apply to any violations of Environmental Laws or Releases of Hazardous Materials caused by the gross negligence or willful misconduct of Landlord or Landlord’s Representatives. The foregoing indemnity obligations shall survive the expiration or earlier termination of this Lease.

28.	PRESS RELEASES.

Except for any announcement intended solely for internal distribution by Landlord or Tenant or any disclosure required by legal, accounting or regulatory requirements of the disclosing party, all media releases or public announcements (including, but not limited to, promotional or marketing material) by Landlord or Tenant or either party’s employees or agents relating to this Lease or its subject matter, or including the name, trade name, trade mark, or symbol of Tenant or an Affiliate of Tenant, or Landlord or an Affiliate of Landlord, shall be coordinated with and approved in writing by the other party prior to the release thereof; provided, that nothing herein is intended to require Tenant’s consent to the identification of Tenant or the particulars of this Lease in connection with any marketing of the Premises or any portion thereof by Landlord.

29.	HOLDING OVER.

Except as set forth below, if Tenant continues to occupy the Premises or any portion thereof after the expiration or other termination of this Lease or the termination of Tenant’s right of possession with respect to the Premises, such occupancy shall be that of a tenancy at sufferance. Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease (other than provisions relating to length of the Term) and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to (i) one hundred percent (100%) of the additional Rent due under this Lease for the holdover period, and (ii) one hundred fifty percent (150%) of the monthly Base Rent due in the month immediately prior to the expiration or earlier termination of the Term. Except as set forth below, no holding over by Tenant or payments of money by Tenant to Landlord after the

49

expiration of the Term shall be construed to extend the Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In the event that Tenant continues to occupy the Premises or any portion thereof after the expiration or termination of this Lease, such occupancy shall be that of a tenancy at sufferance Tenant shall be liable to Landlord for all direct and consequential damages which Landlord may suffer by reason of any holding over by Tenant. To the extent notice is required by applicable Law to terminate such tenancy at sufferance, then such tenancy at sufferance shall be terminable upon the lesser of (i) the minimum notice period required by applicable Law and (ii) thirty (30) days prior written notice by either party.

30.      FINANCIAL STATEMENTS. Unless and until the Premises is assigned to a third party, within ninety (90) days after the end of each fiscal year of Tenant, Tenant shall deliver to Landlord complete audited financial statements of the Tenant, including a balance sheet, profit and loss statement for the fiscal period then ended (provided, that Tenant shall not be obligated to deliver the financial statements described in this clause so long as Tenant is publicly traded). Unless and until the Premises is assigned to a third party within forty-five (45) days after the end of the first three fiscal quarters each fiscal year, Tenant shall deliver to Landlord income statements for the business at the Premises. From and after the date the Premises is assigned to a third party, within ninety (90) days after the end of each fiscal year of Tenant, Tenant shall deliver to such assignee Landlord a gross sales report on the Premises. Upon written request from such Assignee Landlord, which shall occur no more than once in any twelve (12) month period, and subject to such assignee Landlord executing a reasonable confidentiality agreement, Tenant shall provide audited financial statements of the Tenant, including a balance sheet, profit and loss statement, for the fiscal period then ended (provided, that Tenant shall not be obligated to deliver the financial statements described above so long as Tenant is publicly traded).

31.	QUIET ENJOYMENT.

So long as Tenant is not in default under this Lease beyond any applicable notice and cure period, Landlord shall not take any action to disturb in any material respect Tenant’s quiet enjoyment of the Premises (subject, however, to the exceptions, reservations and conditions of this Lease). Except to the extent expressly set forth in this Section 31, Tenant hereby waives any right or defense it may have at law or in equity relating to Tenant’s quiet enjoyment of the Premises.

32.	NOTICES.

Any notice, demand, request, or other communication that any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three (3) business days after mailing; (c) if by Federal Express or other nationally recognized overnight courier service, on the next business day after delivered to such courier service for delivery on the next business day; or (d) if by facsimile or e-mail transmission, on the day of transmission so long as a copy is sent on the same day (or prior thereto) by Federal Express or other nationally recognized overnight courier service for delivery on the next business day, to the addresses set forth in Section 2 hereof, or at such other address as the party to be served with notice has furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice. Attorneys for either party hereto may provide notice of behalf of such party, provided that all other requirements of this Section 32 are satisfied.

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33.    PERSONAL LIABILITY. (a) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Landlord, that (i) there shall be absolutely no personal liability on the part of the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns, to Tenant with respect to any of the terms, covenants and conditions of this Lease, (ii) Tenant waives all claims, demands and causes of action against the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, and (iii) Tenant shall look solely to Landlord’s interest in the Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, or any other matter in connection with this Lease or the Premises, such exculpation of liability to be absolute and without any exception whatsoever. No breach by Landlord of any provision of this Lease shall give rise to a right of Tenant to terminate this Lease, it being understood and agreed that Tenant’s sole remedy for any such breach shall be a claim for actual damages (if any). Furthermore, Tenant hereby knowingly, voluntarily and intentionally waives any right it may have to seek punitive, consequential, special and indirect damages from Landlord and any of such Landlord’s direct and indirect members, partners, shareholders, officers, directors, employees and agents of Landlord and its successors or assigns with respect to any matter arising out of or in connection with this lease or any document contemplated herein or related hereto. The waiver by Tenant of any right it may have to seek punitive, consequential, special and indirect damages has been negotiated by the parties hereto and is an essential aspect of their bargain.

(b) Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Tenant, that (i) there shall be absolutely no personal liability on the part of the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and its successors or assigns, to Landlord with respect to any of the terms, covenants and conditions of this Lease, and (ii) Landlord waives all claims, demands and causes of action against the direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and their respective successors or assigns in the event of any breach by Tenant of any of the terms, covenants and conditions of this Lease to be performed by Tenant. Furthermore, Landlord hereby knowingly, voluntarily and intentionally waives any right it may have to seek punitive, consequential, special and indirect damages from Tenant’s direct and indirect members, partners, shareholders, officers, directors, employees and agents of Tenant and their respective successors or assigns with respect to any matter arising out of or in connection with this Lease or any document contemplated herein or related hereto.

34.	ENTIRE AGREEMENT.

This Lease represents the entire agreement and understanding between Landlord and Tenant with respect to the subject matter herein, and there are no representations, understandings, stipulations, agreements or promises not incorporated in writing herein.

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35.	AMENDMENTS.

No amendments or modifications of this Lease shall be effective unless such amendment or modification is in writing and executed and delivered by and between Tenant and Landlord, nor shall any custom, practice or course of dealing between the parties be construed to waive the right to require specific performance by the other party in compliance with this Lease.

36.	LEGAL INTERPRETATION.

Each of Landlord and Tenant hereby agree that the State of Illinois has a substantial relationship to the parties and to the underlying transaction embodied hereby, and in all respects (including, without limiting the foregoing, matters of construction, validity and performance), this Lease and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts made and performed therein and all applicable law of the United States of America; except that, at all times, the provisions for the creation of the leasehold estate created by this Lease, enforcement of Landlord’s rights and remedies with respect to right of re-entry and repossession, surrender, delivery, ejectment, dispossession, eviction or other in-rem proceeding or action regarding the Premises pursuant to Section 24 hereunder shall be governed by and construed according to the Laws of the State in which the Premises is located, it being understood that, to the fullest extent permitted by law of such State where the Premises is located, the law of the State of Illinois shall govern the validity and enforceability of this Lease, and the obligations arising hereunder. To the fullest extent permitted by law, Tenant and Landlord hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Lease. Words of any gender shall be construed to include any other gender, and words in the singular number shall be construed to include the plural, unless the context otherwise requires. The headings of the sections have been inserted for convenience only and are not to be considered in any way in the construction or interpretation of this Lease. Except as otherwise herein expressly provided, the terms of this Lease shall apply to, inure to the benefit of, and be binding upon, the parties and their respective assigns, successors and legal representatives. Any legal suit, action or proceeding against Tenant arising out of or relating to this Lease may be instituted in any federal court in the Northern District of Illinois or state court sitting in Cook County, State of Illinois, and Landlord and Tenant each waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding in such federal district or county and state, and Landlord and Tenant each hereby expressly and irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. In this Lease, the words “include”, “includes” or “including” mean “include without limitation”, “includes without limitation” and “including without limitation”, respectively, and the words following “include”, “includes” or “including” shall not be considered to set forth an exhaustive list.

37.	OPTION TO RENEW.

A.	Tenant shall have the right, at its election made in its sole discretion, to extend the Term (the “Renewal Option”) for the additional periods set forth

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in Section 1.E (each, a “Renewal Term”), provided that each of the following occurs:

1.

Landlord receives irrevocable written notice of exercise of the Renewal Option (the “Renewal Notice”), not less than twelve (12) full months prior to the expiration of the then existing Term (or Renewal Term, as case may be); and

2.	There is no uncured Event of Default beyond any applicable notice and cure period at the time that Tenant delivers the Renewal Notice.

B.

The Renewal Term shall be upon the same terms and conditions as in this Lease except (i) Base Rent for the first year of the applicable Renewal Term shall be equal to one hundred one percent (101%) of the Base Rent for the year immediately preceding the first year of the applicable Renewal Term and Base Rent shall increase by one percent (1%) annually during each Fixed Renewal Term and (ii) Base Rent for the first year of each of the FMV Renewal Terms shall be the Market Rate as determined in accordance with this Section 37.B, and the Base Rent shall increase by one percent (1%) annually thereafter following establishment of the Market Rate during each FMV Renewal Term. With respect to any FMV Renewal Term, “Market Rate” for the Premises shall mean the Base Rent rate that the Premises would be expected to be leased for, for a term commencing on the applicable commencement date of such FMV Renewal Term and with a duration equal to the number of years in the FMV Renewal Term, in its then-existing condition, in an arms-length transaction between a willing landlord and willing tenant in the commercial space market existing in the vicinity of the Premises at the time such rate is established. Such determination shall include consideration of all relevant factors, including: (i) the size, use and location of the Premises, and the quality of, condition of, and the nature of the improvements in, the Building, including without limitation, the necessity to remove such improvements, but shall exclude the value of improvements installed by Tenant in such Premises that are to be removed by Tenant at the expiration of the Term; (ii) other Comparable Buildings to the Building; (iii) other comparable leasing transactions in comparable locations in the vicinity of the Premises for new leases (with appropriate adjustments for different size premises and different length terms), and the rents and concessions, allowances and commissions granted along with the other terms of such transactions; (iv) the financial condition of Tenant; and (v) the terms of this Lease, including (x) Rents payable by Tenant hereunder (in addition to the Base Rent), and (y) the increases in Base Rent provided for herein for the years following such FMV Renewal Term for which the Market Rate is being determined.

C.

Within forty-five (45) days after receipt of the Renewal Notice, Landlord shall, if applicable for the FMV Renewal Term, advise Tenant of Landlord’s determination of the Market Rate for such FMV Renewal Term. Tenant, within twenty (20) days after the date on which Landlord advises Tenant of the applicable Market Rate for the first year of such FMV Renewal Term, shall either (i) give Landlord final binding written notice (the “Binding

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Notice”) of Tenant’s exercise of the Renewal Option, or (ii) if Tenant disagrees with Landlord’s determination, provide Landlord with written notice of rejection (the “Rejection Notice”). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such twenty (20) day period, Tenant’s Renewal Option shall be deemed to be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice, Landlord and Tenant shall enter into the Renewal Amendment upon completion of the process set forth in these Sections 37.C and 37.D upon the terms and conditions set forth herein (including the Base Rent for such FMV Renewal Term in accordance with such Binding Notice). If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall reasonably cooperate to agree upon the Market Rate for the first year of such FMV Renewal Term. Upon agreement, Tenant shall provide Landlord with a Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment upon completion of the process set forth in these Sections 37.C and 37.D in accordance with the terms and conditions hereof. Notwithstanding the foregoing, if Landlord and Tenant are unable to agree upon the Market Rate within twenty (20) days after the date Tenant provides Landlord with the Rejection Notice, Tenant, by written notice to Landlord (the “Arbitration Notice”) within ten (10) days after the expiration of such twenty (20) day period, shall have the right to have the Market Rate determined in accordance with the arbitration procedures described in Section 37.D below. If Landlord and Tenant are unable to agree upon the Market Rate within the twenty (20) day period described and Tenant fails to timely exercise its right to arbitrate, the Renewal Option shall be deemed to be null and void and of no further force and effect.

D.

If Tenant provides Landlord with an Arbitration Notice, Landlord and Tenant, within ten (10) days after the date of the Arbitration Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Market Rate for the Premises for the first year of the applicable FMV Renewal Term (collectively referred to as the “Estimates”) and shall each select an appraiser (hereinafter, an “appraiser”) to determine which of the two Estimates most closely reflects the Market Rate for the Premises for the first year of the applicable FMV Renewal Term. Each appraiser so selected shall be a member of the Appraisal Institute and have not less than ten (10) years’ experience in the field of commercial real estate appraisal and/or brokerage and shall be experienced in the vicinity of the Premises subject to such Arbitration Notice. Upon selection, Landlord’s and Tenant’s appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Market Rate. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Base Rent rate for the Premises for the first year of the applicable FMV Renewal Term. If either Landlord or Tenant fails to appoint an appraiser within the ten (10) day period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon

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which of the two Estimates most closely reflects the Market Rate within thirty (30) days after their appointment, then, within ten (10) days after the expiration of such thirty (30) day period, the two appraisers shall select a third appraiser meeting the aforementioned criteria, the cost of which shall be borne equally by Landlord and Tenant. Once the third appraiser (i.e. arbitrator) has been selected as provided for above, then, as soon thereafter as practicable but in any case within fourteen (14) days, the arbitrator shall make his determination of which of the two Estimates most closely reflects the Market Rate for the Premises for the first year of the applicable FMV Renewal Term, or the arbitrator may determine a Market Rate which is not equal to either Estimate, provided, however, that the arbitrator’s Market Rate may not be higher than the higher of the Estimates nor lower than the lower of the Estimates. The determination by such third appraiser shall be binding on both Landlord and Tenant.

E.

If Tenant is entitled to and properly exercises its Renewal Option, Landlord and Tenant shall execute an amendment (the “Renewal Amendment”) to reflect changes in the Base Rent, the Term, the Expiration Date and other appropriate terms; provided that an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed. During any validly exercised Renewal Term, references to the Term in this Lease shall mean and refer to the Term as extended by the Renewal Term.

38.	AUTHORITY TO ENTER INTO LEASE.

Each of Tenant and Landlord represents and warrants (a) that the individual executing this Lease on its behalf is duly authorized to execute and deliver this Lease on behalf of the corporation, limited liability company or partnership, as the case may be, and (b) that this Lease is binding on the corporation, limited liability company and the partnership in accordance with its terms.

39.	PARTIES BOUND.

The preparation and submission of a draft of this Lease by either party to the other party shall not constitute an offer, nor shall either party be bound to any terms of this Lease or the entirety of this Lease, until both parties have fully executed a final document. Until such time as described in the previous sentence, either party is free to terminate negotiations without penalty or any further obligation to the other party.

40.	COUNTERPARTS; ELECTRONIC SIGNATURES.

This Lease may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures to this Lease, any amendment hereof and any notice given hereunder, delivered electronically via .pdf, .jpeg,. TIF, .TIFF or similar electronic format shall be deemed an original signature and fully effective as such for all purposes. Each party agrees to deliver promptly an executed original of this Lease

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(and any amendment hereto) with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Lease (or any amendment hereto), it being expressly agreed that each party to this Lease shall be bound by its own electronically transmitted signature and shall accept the electronically transmitted signature of the other party to this Lease.

41.	SEVERABILITY.

If any term or other provision of this Lease is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all of the other conditions and provisions of this Lease will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Lease so as to reflect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

42.	WAIVER OF JURY TRIAL; CONSEQUENTIAL DAMAGES.

LANDLORD AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. IN ADDITION, EXCEPT AS SET FORTH IN SECTION 29, LANDLORD AND TENANT EACH HEREBY KNOWINGLY VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO RECOVER CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THE TERMS OF THIS LEASE.

43.     MEMORANDUM OF LEASE. This Lease shall not be recorded, either independently or as an exhibit, schedule, annex, or addendum to any other document. However, at Tenant’s or Landlord’s election, a Memorandum of Lease in the form annexed hereto as Exhibit E, has been or may be executed, acknowledged and delivered for recording in the county in which the Premises is located by both parties with the costs of recording the Memorandum of Lease to be borne by Tenant. To the extent a Memorandum of Lease of the Master Lease was recorded in the jurisdiction where the Premises is located, an amendment to such Memorandum of Lease may be executed, acknowledges and delivered for recording in the county in which the Premises is located by both parties with the costs of recording such amendment to be borne by Tenant. Tenant shall execute, acknowledge and deliver to Landlord a release of the Memorandum of Lease in recordable form within ten (10) days following the expiration or earlier termination of this Lease in accordance with its terms. If Tenant fails to so execute, acknowledge and deliver the release within such ten (10) day period, Landlord shall hereby be deemed to be Tenant’s attorney-in-fact for the sole purpose of executing and recording the release on behalf of Tenant. Tenant shall pay any and all recording and other costs, fees and taxes in connection with the execution and recordation of the Memorandum of Lease.

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44.    BROKERS/CONSULTANTS. Tenant warrants that it has had no dealings with any broker, agent or consultant in connection with this Lease. Tenant covenants and agrees to pay, hold harmless and indemnify Landlord and Landlord Mortgagee for any compensation, commissions and charges claimed by any other broker, agent or consultant with respect to this Lease, based on Tenant’s actions. Landlord warrants that it has had no dealings with any other broker or agent in connection with this Lease. Landlord covenants and agrees to pay, hold harmless and indemnify Tenant for any compensation, commissions and charges claimed by any other broker or agent with respect to this Lease, based on Landlord’s actions.

45.    INTENTIONALLY OMITTED.

46.    INTENTIONALLY OMITTED.

47.    INTENTIONALLY OMITTED.

48.    JOINT AND SEVERAL. The representations, covenants, warranties and obligations of the Tenant hereunder are joint and several.5

49.    LOCAL LAW PROVISIONS.6

A.	Florida.

1.

RADON GAS DISCLOSURE. Section 404.056, Florida Statutes, requires that the following notification be given: “RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

2.

The interests of Landlord in the Premises shall not in any event be subject to liens for any work or services performed by, or any materials furnished on behalf of, Tenant or any sublessee. In accordance with Section 713.10, Florida Statutes, the Memorandum recorded with respect to the Premises shall state that this Lease includes, and shall specifically recite the language of the immediately preceding sentence, as well as the following language from Section 22 of this Lease: “Tenant will not, directly or indirectly, create or permit to be created or to remain, and will

[5]	Note to Draft: Include to the extent there are multiple Tenant entities.
[6]	Note to Draft: Relevant local law provisions to be included.

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promptly discharge, at its expense, any mechanic’s, supplier’s or vendor’s lien, encumbrance or charge on the Premises or any part thereof, other than any of the same arising by or through Landlord.”

B.	Illinois.

1.

Pursuant to the terms of the Collateral Protection Act, Illinois Compiled Statutes, Chapter 815 ILCS 180/1 et seq., Tenant is hereby notified that, unless Tenant provides Landlord with evidence of the insurance required by this Lease, Landlord may purchase insurance at Tenant’s expense to protect Landlord’s interest in the Premises or any other collateral for the indebtedness secured hereby. This insurance may, but need not, protect Tenant’s interests. The coverage Landlord purchases may not pay any claim that Tenant makes or any claim that is made against Tenant in connection with the Premises or any other collateral for the indebtedness secured hereby. Tenant may later cancel any insurance purchased by Landlord, but only after providing Landlord with evidence that Tenant has obtained insurance as required under the Lease. If Landlord purchases insurance for the Premises or any other collateral for the indebtedness secured hereby, Tenant shall be responsible for the costs of that insurance, including the insurance premiums, interest and any other charges that Landlord may lawfully impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the indebtedness secured hereby. The costs of the insurance may be more than the cost of insurance that Tenant may be able to obtain on its own.

2.

Notwithstanding anything contained in the Lease to the contrary, Tenant acknowledges that Taxes are payable in Illinois in arrears, meaning Taxes are payable in the calendar year following the calendar year in which such Taxes are assessed. For illustration purposes, Taxes attributable to calendar year 2017 are payable in arrears in calendar year 2018. As a result, the Taxes for which Tenant will be responsible during the Term under this Lease may not be payable until after the expiration or earlier termination of the Lease. Such Taxes payable after the expiration or earlier termination of the Lease shall nonetheless be the obligation of Tenant (on a prorated basis), and such obligation shall expressly survive the expiration or earlier termination of the Lease.

C.	Indiana.

1.	To the fullest extent permitted by applicable law, Tenant hereby covenants and agrees that in the event Landlord obtains a judgment

58

in the State of Indiana against Tenant, such judgment may be pursued by Landlord without, and Tenant hereby waves, relief from applicable appraisement and valuation laws.

2.

Notwithstanding anything contained in the Lease to the contrary, Tenant acknowledges that Taxes are payable in Indiana in arrears, meaning Taxes are payable in the calendar year following the calendar year in which such Taxes are assessed. For illustration purposes, Taxes attributable to calendar year 2017 are payable in arrears in calendar year 2018. As a result, the Taxes for which Tenant will be responsible during the Term under this Lease may not be payable until after the expiration or earlier termination of the Lease. Such Taxes payable after the expiration or earlier termination of the Lease shall nonetheless be the obligation of Tenant (on a prorated basis), and such obligation shall expressly survive the expiration or earlier termination of the Lease.

3.

Section 20(A) of is hereby supplemented to include Tenant’s acknowledgement and agreement that the matters for which Tenant is obligated to indemnify Landlord pursuant to Section 20(A) may include the same incurred by a Landlord Indemnified Party regardless of whether caused in whole or in part by the simple or sole negligence (other than gross negligence) of any Landlord Indemnified Party.

D.

Kentucky. Landlord and Tenant agree and intend that the holdover provisions in Section 29 of this Lease are in lieu of the provisions of KRS 383.160 and hereby waive any implied extension of the Term that would otherwise be created by the application of KRS 383.160.

E.

Louisiana. Without limiting the choice of law provision set forth in Section 36, the following provisions shall apply to the extent that the laws of the State of Louisiana govern the interpretation or enforcement of this Lease with respect to any Property located in the State of Louisiana:

1.

Louisiana Terminology. The term “real property” shall mean immovable property; the term “fee simple” shall mean full ownership; the term “personal property” shall mean movable property; the term “easement” shall mean servitude; the term “buildings” shall include other constructions; the term “fixtures” shall mean “component parts;” the term “county” shall mean parish; the terms “deed in lieu of foreclosure,” “conveyance in lieu of foreclosure” and words of similar import shall mean a dation en paiement; the term “tenancy at sufferance” in Section 29 shall mean a month to month tenancy and/or a reconducted lease; and the term “eminent domain” shall include “expropriation”.

59

2.

Additional Remedies Upon Tenant’s Default. In addition to the remedies set forth in Section 24, upon the occurrence of an Event of Default by Tenant, Landlord shall have the right and privilege to terminate this Lease and declare the entire unpaid rent for the unexpired term of this Lease immediately due and payable and recover from Tenant all amounts which Landlord would have received as rentals under the terms of this Lease had Tenant fully and properly performed Tenant’s obligations hereunder, together with all costs and reasonable attorney’s fees. If Tenant fails or refuses to permit Landlord to lawfully re-enter the Premises in the Event of Default, Landlord shall have the right to eject Tenant in accordance with the provisions of Louisiana Code of Civil Procedure, Articles 4701 - 4735, without forfeiting any of Landlord’s rights under the other terms of this Lease, and Landlord may at the same time or subsequently sue for any money due or to enforce any other rights which Landlord may have. Following an Event of Default, Tenant shall remain responsible for all damages or losses suffered by Landlord for which Tenant is responsible. Tenant waives any requirement of “putting in default” for any such breach, except as expressly required by this Lease.

3.

Waiver of Notice to Vacate. Subject to the terms and provisions of Sections 18 and 19, upon termination of Tenant’s right of occupancy under the terms of this Lease, Landlord or its agent may immediately institute eviction proceedings in accordance with Chapter 2 of Title XI of the Louisiana Code of Civil Procedure. Tenant specifically waives all notices to vacate, including but not limited to the notice to vacate specified in Louisiana Civil Code of Procedure Article 4701, or any successor provision of law.

4.

Waiver of Claim for Compensation. Subject to the terms and provisions of Sections 18 and 19, Tenant waives any and all claims for payment or other compensation, whether during the Term or any Renewal Term or at the termination of the Lease, for the loss of ownership to Landlord of any property located in or on the Land, including without limitation (i) any buildings, improvements or other constructions, or (ii) any things incorporated in or attached so as to become a component part of the immovable property.

5.

Assumption of Responsibility by Tenant. In accordance with La. R.S. 9:3221, Tenant hereby assumes full responsibility for the condition of the Premises, all buildings and improvements now or hereafter located thereon and all component parts thereof. Accordingly, Landlord shall have no liability for injury caused by any defect therein to Tenant or anyone on the Premises who derives his or her right to be thereon from Tenant, other than arising from the gross negligence or willful misconduct of Landlord or Landlord’s agents, contractors or employees.

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6.

Light and View. This Lease does not entitle Tenant to rights of light or view and Tenant shall not be entitled to terminate this Lease, reduce the rent or exercise any other right or remedy by reason of the deprivation thereof.

7.

Environmental Laws. The defined term “Environmental law” or “environmental laws” shall include, but not be limited to, the “Louisiana Environmental Quality Act”, La. R.S. § 30:2001 et seq. and its chapters, including the Louisiana Air Control Law (La. R.S. §§ 30:2051-2064), the Louisiana Water Control Law (La. R.S. §§30:2071-2088), the Louisiana Solid Waste Management and Resource Recovery Law (La. R.S. §§ 30:2151-2161), the Louisiana Hazardous Waste Control Law (La. R.S. §§ 30:2171-2206), the Louisiana Inactive and Abandoned Hazardous Waste Site Law (La. R.S. §§ 30:2221-2226), the Liability for Hazardous Substance Remedial Action Act (La. R.S. §§ 30:2271-2281), the Louisiana Hazardous Material Information Development, Preparedness, and Response Act (La, R.S. §§ 30:2361-2379) and the Louisiana Oil Spill Prevention and Response Act (La. R.S. §§ 30:2451-2496)

8.

No Encumbrances. Tenant shall have no authority or power, express or implied, to create or cause any mechanic’s or materialmen’s lien, charge or encumbrance of any kind against the Premises or the Property or any portion thereof. Neither Landlord’s consent (nor contribution, if any) to the performance, scope or cost of any work to be performed by or on behalf of Tenant shall make Landlord liable for or subject Landlord’s interest in the Premises or the Property to any claims granted by the provisions of La. R.S. §9:4801 et seq. (as the same may be amended, revised, recodified, replaced or supplemented from time to time), and Landlord expressly disclaims any such liability or claims.

F.

Maryland. In addition to and not in lieu of any other right or remedy available to Landlord under the Lease, during the continuance of an Event of Default, Landlord may (a) without notice or demand, enter any Site located in the State of Maryland and change the bolts and locks, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, pursuant to Title 8, Subtitle 3 of the Real Property Article of the Annotated Code of Maryland, and in such case, all costs, fees and commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent, (b) bring an action or actions for possession of any such Site, pursuant to Title 8, Subtitle 4 of the Real Property Article of the Annotated Code of Maryland, as amended and/or (c)

61

otherwise avail itself of the benefit of all provisions of the ordinances and Public Local Laws of the city or county where the Site is located and of the Public General Laws of the State of Maryland dealing with the speedy recovery of lands and tenements held over by tenants or proceedings in forcible entry and detainer. If Landlord terminates this Lease, Tenant shall remain liable for the performance of any covenant of this Lease then in default and for all rent and all other charges and damages that may be due or sustained before and after the date of default and/or termination. No re entry by Landlord with or without a declaration of termination shall be deemed to be an acceptance or a surrender of this Lease or as a release of Tenant’s liability for damages under the provisions of Section 24. Tenant hereby forever waives and relinquishes any and all rights of redemption or reinstatement now or hereafter existing at law or in equity or provided by statute. This Lease and the tenancy hereby created shall cease and terminate at the end of the Term without the necessity of any notice of termination from either Landlord or Tenant, and Tenant hereby waives any and all notices to remove or vacate at the expiration of the Term, including, but not limited to, any notice otherwise due pursuant to Section 8-402 of the Real Property Article of the Annotated Code of Maryland, as amended. In the event that Tenant holds over at the expiration of the Term of this Lease or at the earlier termination thereof, Landlord shall be entitled to all the remedies now or hereafter provided by the current or future ordinances and Public Local Laws of the City or County where the Site is located and the Public General Laws of the State of Maryland relating to the speedy recovery of possession of lands and damages for wrongful detention.

G.

Michigan. Tenant hereby waives the provisions of any statutes which relate to termination of leases when real property is destroyed so as to be untenantable or unfit for occupancy, including, without limitation, MCLA Sec. 554.201, or any successor statute, and agrees that in such event its rights, obligations and duties shall be governed by the terms of this Lease.

H.	Mississippi

1.

Notwithstanding anything contained in the Lease to the contrary, Tenant acknowledges that Taxes are payable in Mississippi in arrears, meaning Taxes are payable in the calendar year following the calendar year in which such Taxes are assessed. For illustration purposes, Taxes attributable to calendar year 2017 are payable in arrears in calendar year 2018. As a result, the Taxes for which Tenant will be responsible under this Lease may not be payable until after the expiration or earlier termination of the Lease. Such Taxes payable after the expiration or earlier termination of the Lease shall nonetheless be the obligation of Tenant (on a prorated basis), and such obligation shall expressly survive the expiration or earlier termination of the Lease.

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2.	The following is hereby added to the end of Section 43:

Notwithstanding anything contained in the Lease to the contrary, the parties hereby agree and acknowledge that a document concerning real property may not be recorded in the State of Mississippi unless, in the case of a paper document, it contains an original signature or signatures, or in the case of an electronic document, contains an electronic signature or signatures that comply with the Uniform Real Property Electronic Recording Act (Article 3, Chapter 5, Title 89, Mississippi Code of 1972, as amended) and is properly acknowledged in accordance with Chapter 3, Title 89, Mississippi Code of 1972, as amended.

I.	New Jersey.

1.

In any instance where an amended or new certificate of occupancy may be required for the Premises, Tenant shall inquire and obtain if necessary a certificate of continued occupancy, as applicable, as required by Governmental Authorities.

2.

Tenant hereby expressly waives all rights of redemption granted by or under any present or future laws if Landlord shall terminate this Lease or if Tenant is dispossessed or removed from the Properties incident to the occurrence of an Event of Default by Tenant under this Lease.

J.

North Carolina. If Tenant contemplates or undertakes any improvements to the real property for the Premises, the cost of which undertakings are $30,000 or more, either at the time that the original building permit is issued or, in cases in which no building permit is required, at the time the contract for the improvements is entered into with the Tenant, Tenant as owner shall designate a lien agent no later than the time the owner first contracts with any person to improve the real property pursuant to the provisions of N.C. Gen. Stat. §§44A-11.1 et seq.

K.

Oklahoma. The following is hereby added to the end of Section 12: “Tenant hereby expressly and absolutely waives, to the fullest extent now or hereafter permitted by Law, any statutory rights which Tenant may have under the terms of Title 41 O.S. section 52 (or any similar such statute now or hereafter in effect) in all respects, including without limitation the rights, if any, to service of notices, storage and disposition of any such Tenant’s Personal Property, and confirms that the foregoing waiver has been negotiated by the parties hereto and is an essential aspect of their bargain.”

L.	Pennsylvania.

1.	The following is hereby added to the end of Section 20(A): “Without limiting the generality of the foregoing, this indemnity provision is

63

expressly intended to waive the statutory immunity afforded to Tenant as an employer pursuant to Section 481(b) of the Pennsylvania Workers’ Compensation Act, 77 P.S. 481(b), and to permit Landlord and its agents to seek contribution, defense and/or indemnity from Tenant in the event that Landlord or any of its Agents is sued (or any other claim against such party is made) by an employee of Tenant or anyone claiming by, through or under an employee of Tenant, including, without limitation, in connection with any harm or condition caused, in whole or in part, by the negligence of Landlord or any of its agents.”

2.

To the fullest extent permitted by applicable law, Landlord and Tenant hereby waive the application of the Pennsylvania Landlord and Tenant Act of 1951 (68 P.S. §§ 250.101-250.602) and all supplements and amendments thereto that have been passed to the rights and remedies of the parties under this Lease.

M.	Virginia.[7]

1.

This Lease is intended to satisfy the minimum requirements of Va. Code § 55-2 (1950, as amended) with regards to the form of the instrument. Nothing herein shall be construed as conveying to the Tenant any legal or equitable title to the Premises, or any part thereof, including any improvements located thereon. The parties acknowledge and agree that this instrument is intended to grant a leasehold interest only in the Premises to the Tenant for the Term upon the terms and conditions set forth herein.

[Signatures on following page]

[7]	Note to Draft: With respect to any Site located in the State of Virginia, all references to “Lease Agreement” will need to be changed to be “Deed of Lease”.

64

IT WITNESS WHEREOF, the undersigned have executed this Lease Agreement effective as of the date first written above.8

LANDLORD:

[OSREC ENTITY], a Delaware limited liability company

By:
Name:
Title:

STATE OF	)
	)	SS.
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of              2020 by                      the                      of                     , a                      limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

Notary Public

[8]	Note to Draft: If FL properties are included, the signatures will require two witnesses.

TENANT:

CRACKER BARREL STORES, INC.,
a Tennessee corporation

By:
Name:
Title:

STATE OF	)
	)	SS.
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of              2020 by                      the                      of                     , a                      limited liability company, on behalf of such company. This is an acknowledgement, and no oath or affirmation was administered to the signer of this instrument.

Notary Public

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EXHIBIT A

TO

LEASE AGREEMENT

BASE RENT SCHEDULE

Lease Year	Annual Base Rent[9]	Monthly Base Rent
Initial Term

[9]	Note to Draft: Base Rent to increase 1% each year.

EXHIBIT B

TO

LEASE AGREEMENT

PREMISES

Address:

Square

Legal Description:

EXHIBIT C

TO

LEASE AGREEMENT

GENERAL REQUIREMENTS AND CONDITIONS

All provisions of this Exhibit are expressly subject to the provisions in the Lease above governing any work performed by Tenant (or an Affiliate of Tenant, as the case may be) on its own behalf, including Alterations or any casualty or condemnation restoration (“Tenant’s Work”). In the event of any conflict between the Lease and this Exhibit, the Lease shall control.

Tenant’s Work will be performed by Tenant in substantial accordance with final Plans approved by Landlord (where such approval is provided for in the Lease). Tenant’s contractor(s) shall secure and pay for all necessary permits, inspections, certificates, legal approvals, certificates of occupancy and/or fees required by public authorities and/or utility companies with respect to Tenant’s Work.

A.	General Requirements

1.

All Tenant’s Work shall be completed in a good and workmanlike manner and in accordance with the Plans as approved by Landlord (where such approval is provided for in the Lease), the terms of the General Construction Contract and the budget applicable to such Tenant’s Work.

2.

Tenant and Tenant’s contractors shall provide all insurance required by Landlord as set forth in this Lease, or as is otherwise maintained in the ordinary course by prudent and reputable contractors and/or property owners, prior to the start of any construction work within the Premises. Landlord and Landlord Mortgagee shall each be named as an additional insured in all such insurance.

3.

Tenant shall, at all times, keep or cause to be kept the Premises and the surrounding area free from accumulations of waste materials and/or rubbish caused by it or its contractors’ employees or workers. Tenant and/or its contractors shall provide dumpsters and maintenance of said dumpsters during the construction period in a secure, neat and orderly condition and shall remove and empty the same on a regular basis to avoid unsightly, obstructive or hazardous accumulations or conditions.

B.	Construction Procedures

1.

When submitting construction plans and specifications (preliminary, completed or final), Tenant or Tenant’s appointed representative shall issue Tenant’s plans, specifications and supporting documents electronically via emails to Landlord’s construction coordinator.

2.

Once the applicable Plans are approved by Landlord, except for (A) changes required by governmental authorities having jurisdiction over the Premises or (B) interior changes requested by Tenant, and in each case which would not impair the value of the Premises, Tenant shall not amend, modify or supplement the applicable General Construction Contract in any respect, except pursuant to change orders approved by Landlord, and shall not attempt to terminate, whether by legal proceedings or otherwise, the applicable General Construction Contract without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed.

3.

Not later than ninety (90) days after the Final Completion of the applicable Tenant’s Work, Tenant shall deliver or cause to be delivered to Landlord (with a copy to Landlord’s consultant) each of the following (1) a certificate addressed to Landlord, signed by a duly authorized officer of Tenant and the applicable Architect or General Contractor (but only if such General Contractor is a design-builder for the applicable Tenant’s Work), stating that the Tenant’s Work (and any equipment therein) including all “punch list” items have been completed and installed in accordance with the applicable Plans therefor; (2) a full and final release of liens for the Premises signed by the General Contractor and all subcontractors of the Tenant’s Work and Tenant shall, if a release is not obtainable, in lieu of such release cause such lien to be removed of record by bond or otherwise so that such lienor has no recourse for recovery from or collection out of the Premises; (3) evidence of receipt of a certificate of occupancy, if available, or comparable instruments, by all governmental authorities whose approval is required of the applicable completed Tenant’s Work for the occupancy thereof and the intended uses thereof; (4) if applicable, a volume containing all warranties and indemnities from the applicable contractor or manufacturer for the applicable Tenant’s Work or equipment therein (excepting therefrom any of Tenant’s Personal Property), each of which shall be enforceable by Landlord and all in customary form for the jurisdiction in which the Premises is situated; (5) final as-built Plans and, in the event that the Tenant’s Work has modified the footprint of the Building, an as-built ALTA-ACSM Land Title Survey for the Premises indicating the applicable Tenant’s Work thereon, together with a surveyor’s certification in a customary form as reasonably satisfactory to Landlord; and (6) a title commitment dated no earlier than the date that is thirty (30) days after Final Completion and which title commitment shall not disclose any mechanics’ liens affecting the Property, except that with respect to any bona fide dispute with the applicable General Contractor or any such subcontractor that has resulted in a lien, Tenant shall, if a release is not obtainable, in lieu of such release cause such lien to be removed of record by bond or otherwise so that such lienor has no recourse for recovery from or collection out of the Premises.

4.

Tenant hereby agrees to indemnify, save harmless, pay, protect and defend Landlord from and against any and all liabilities, losses, damages, penalties, costs, expenses (including Landlord’s reasonable counsel fees and costs of suit), causes of action, suits, claims, demands or judgments of any nature whatsoever under this Lease or Landlord’s ownership of the Premises arising from or in connection with (a) any General Construction Contract, if any, and any and all construction contracts or architect’s agreement or resulting from the failure of Tenant to discharge Tenant’s obligations thereunder or resulting from the failure of Tenant to perform its obligations under this Lease with respect to any instance of Tenant’s

Work, and (b) construction and completion of Tenant’s Work, whether by reason of any act or omission of Tenant, the General Contractor, Architect or by any other contractor, subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable.

5.	Tenant’s Work shall comply in all respects with applicable Law.

EXHIBIT D

TO

LEASE AGREEMENT

FORM ESTOPPEL CERTIFICATE

ESTOPPEL CERTIFICATE

This ESTOPPEL CERTIFICATE (this “Estoppel”) is made as of                     , by [                    ], a [                    ] (“Tenant”), based upon the following facts and understandings of Tenant:

RECITALS

A.

Tenant is the tenant under that certain Lease Agreement (the “Lease”), dated as of             , 2020, between Tenant and [OSREC ENTITY], a Delaware limited liability company, as landlord (“Landlord”) of certain real property commonly known as                     , and as more particularly described in the Lease (the “Property”).

B.	Landlord has requested that Tenant provide this Estoppel pursuant to Section 26 of the Lease.

C.

[IF APPLICABLE] Landlord has agreed to convey the Property to                     , a                     (“Purchaser”). As a condition to Purchaser purchasing the Property, Purchaser has required that Tenant furnish certain assurances to, and make certain agreements with, Purchaser, as set forth below.

D.

[IF APPLICABLE] [Landlord] [Purchaser], as borrower or as co-borrower with one or more other co-borrower(s), has applied to                     , a                      (together with its successors and assigns, “Lender”) for a loan (“Loan”), which will be secured by, among other things, a mortgage, encumbering the Property. As a condition to making the Loan, Lender has required that Tenant furnish certain assurances to, and make certain agreements with, Lender, as set forth below.

E.	Capitalized terms used but not otherwise defined herein shall have the definitions given such terms pursuant to the terms of the Lease.

THEREFORE, [as a material inducement to Lender to make the Loan and Purchaser to purchase the Property], Tenant warrants and represents to, and agrees with, Landlord [Lender] and [Purchaser] as follows:

1.	ESTOPPEL.

Tenant warrants and represents to Landlord [Lender] and [Purchaser], as of the date hereof, that:

1.1

Agreements Effective. Attached hereto as Exhibit A is a true, complete and accurate copy of the Lease. The Lease has been duly executed and delivered by Tenant and is in full force and effect, the obligations of Tenant thereunder are valid and binding, and there have been no modifications or additions to the Lease, written or oral, other than those, if any, which are attached on Exhibit A attached hereto and made a part hereof. There are no other promises, agreements, understandings or commitments between Landlord and Tenant relating to the Property, and Tenant has not given Landlord any notice of termination under the Lease.

1.2

Possession. Except as set forth in Exhibit B attached hereto and made a part hereof, Tenant is in full and complete possession of the Property and has accepted the Property, including any tenant improvements or other work of Landlord performed thereon pursuant to the terms and provisions of the Lease, and the Property is in compliance with the Lease. There are no contributions, credits, free rent, rent abatements, deductions, concessions, rebates, unpaid or unreimbursed construction allowances, offsets or other sums due to Tenant from Landlord under the Lease, except                                                          .

1.3	Minimum Rent. The current monthly Base Rent under the Lease is $ , subject to any escalation and/or additional Rent charges provided in the Lease, and such Base Rent is current as of the date hereof.

1.4	Additional Rent. The current monthly additional Rent under the Lease is $ , and such additional Rent is current within thirty (30) days as of the date hereof.

1.5	Rental Payment Commencement Date. The Base Rent stated in Section 1.3 above began on , 2020.

1.6	Rentable Area. The rentable area of the Building located upon the Premises is square feet.

1.7	Commencement Date. The Term of the Lease commenced on , 2020.

1.8	Expiration Date. The Term of the Lease will expire on (unless sooner terminated or extended in accordance with the Lease).

1.9	Options to Renew or Extend. Tenant has no option to renew or extend the Term of the Lease, except as follows: (if none, write “None”).

1.10

No Default. There exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under the Lease by Tenant or, to Tenant’s knowledge, Landlord, except as follows:                      (if none, write “None”). Tenant has no existing claims, defenses or offsets against Rent due or to become due under the Lease, except as follows:                      (if none, write “None”).

1.11

Entire Agreement. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Property, and Tenant claims no rights of any kind whatsoever with respect to the Property, other than as set forth in the Lease, except as follows:                      (if none, write “None”).

1.12

No Deposits or Prepaid Rent. No deposits, including security deposits, or prepayments of Rent have been made in connection with the Lease, except:                    (if none, write “None”). None of the Rent has been paid more than one (1) month in advance.

1.13	No Purchase Option or Preferential Right to Purchase. Tenant does not have any option or preferential right to purchase all or any part of the Property, except as follows: .

1.14	Authority. The undersigned representatives of Tenant are each duly authorized and fully qualified to execute this instrument on behalf of Tenant thereby binding Tenant.

1.15	Financial Condition; Bankruptcy. There are no voluntary or involuntary actions pending against Tenant under the bankruptcy laws of the United States or any state thereof.

2.    HEIRS, SUCCESSORS AND ASSIGNS. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto. Whenever necessary or appropriate to give logical meaning to a provision of this Estoppel, the term “Landlord” shall be deemed to mean the then current owner of the Property and the landlord’s interest in the Lease.

[Signature Page to Follow]

IN WITNESS WHEREOF, Tenant has executed this instrument as of the date first listed above.

TENANT:

[ ],
a [ ]

By:
Name:
Title:

Exhibit A

LEASE AND AMENDMENTS (IF ANY)

[Attached]

Exhibit B

SUBLEASES (IF ANY)

[Attached]

EXHIBIT E

TO

LEASE AGREEMENT

FORM OF MEMORANDUM OF LEASE

RECORD AND RETURN TO:

MEMORANDUM OF LEASE AGREEMENT10

THIS MEMORANDUM OF LEASE AGREEMENT (this “Memorandum”) is made as of this      day of             , 20    , by and between [OSREC ENTITY], a Delaware limited liability company (“Landlord”), and [                    ], a [                    ] (“Tenant”).

1.    Memorandum of Lease of Premises. This Memorandum is recorded in connection with, and as evidence of, that certain Lease Agreement (the “Lease”) dated as of             , 2020, as may be amended from time to time, by and between Landlord and Tenant for that certain real property and the improvements thereon described on Exhibit A attached hereto and made a part hereof (the “Premises”). The Lease is incorporated by reference into this Memorandum. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

2.    This Memorandum hereby amends and restates, in its entirety, that certain Memorandum of Lease, dated as of July 29, 2020, recorded                     .

3.    Lease Term and Certain Other Provisions. The initial Term of the Lease commenced on             , 20     and expires on             , 20    . Tenant has [                    ] options to extend the initial Term of the Lease pursuant to the applicable provisions thereof for an additional term of [                    ] years each.

4.    Subordination. The Lease shall be subordinate at all times to any Landlord Mortgage and the rights of any Landlord Mortgagee; provided, however, in the event of a foreclosure under any such Landlord Mortgage, or conveyance or assignment in lieu of foreclosure or by deed in lieu of foreclosure, such Landlord Mortgagee and its successors and assigns shall not disturb the occupancy or other rights of Tenant under the terms of the Lease so long as no Event of Default exists thereunder.

[10]	Note to Draft: To be modified to conform to any local requirements.

5.    Purpose of Memorandum; Conflicting Provisions. The purpose of this Memorandum is to make the Lease a matter of public record. If a provision of this Memorandum conflicts with a provision in the Lease, the provision in the Lease will control.

6.    Counterparts. This Memorandum may be executed in multiple counterparts, each of which shall be deemed an original instrument, and all of which, taken together, shall constitute one and the same instrument. The signature of a party hereto to any counterpart hereof shall be deemed a signature to, and may be appended to, any other counterpart hereof

[Signature Page Follows]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Memorandum of Lease Agreement as of the day and year first above written.

LANDLORD:

[OSREC ENTITY], a Delaware limited liability company

By:
Name:
Title:

STATE OF                              )

COUNTY OF                          )

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that                     , whose name as                      of                     , a                      [corporation], as [manager][managing member][member] of                     , a                      limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such [officer] and with full authority, executed the same voluntarily for and as the act of said [corporation], acting in its capacity as                      of said limited liability company as aforesaid.

Given under my hand and official seal, this      day of             , 20    .

Notary Public

AFFIX SEAL

My commission expires:

TENANT:

[ ], a(n) [ ]
[ ]

By:
Name:
Title:

STATE OF                                  )

COUNTY OF                              )

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that                     , whose name as                      of a                      corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this      day of             , 20    .

Notary Public

AFFIX SEAL

My commission expires:

EXHIBIT “A”

Legal Description of Premises

82